As filed with the Securities and Exchange Commission on April 22, 2005
                                                           File Nos. 333-_______
                                                                     811-_______

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Clipper Funds Trust
             (Exact Name of Registrant as Specified in its Charter)

                       9601 Wilshire Boulevard, Suite 800
                         Beverly Hills, California 90210
                     (Address of Principal Executive Office)

                                  (800)776-5033
              (Registrant's Telephone Number, Including Area Code)

                                 James H. Gipson
                       9601 Wilshire Boulevard, Suite 800
                         Beverly Hills, California 90210
                     (Name and Address of Agent for Service)

                                    Copy to:
                                 Michael Glazer
                     Paul, Hastings, Janofsky & Walker, LLP
                             515 South Flower Street
                          Los Angeles, California 90071

                            -------------------------

         The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of
         Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

         Approximate Date of Public Offering: As soon as practicable following effective date

         It is proposed that this filing will become effective:

         _________         immediately upon filing pursuant to Rule 485(b)

         _________         on ___________ pursuant to Rule 485(b)

         _________         60 days after filing pursuant to Rule 485(a)(1)

         _________         75 days after filing pursuant to Rule 485(a)(2)

         _________         on ___________ pursuant to Rule 485(a)(1)

                                 [CLIPPER LOGO]

                             CLIPPER ALL EQUITY FUND



                                   PROSPECTUS

                                __________, 2005





This prospectus contains important information about the Fund. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

                               Shares of the Fund:

--------------------------- ------------------------------- --------------------
  Are Not a Bank Deposit         Are Not FDIC Insured            May Lose Value
--------------------------- ------------------------------- --------------------

                                TABLE OF CONTENTS

                                                                            PAGE


RISK/RETURN SUMMARY............................................................1

         Investment Objective..................................................1

         Principal Investment Strategies.......................................1

         Principal Risks.......................................................1

         Reducing Risk.........................................................2

         Who Should Invest.....................................................2

         Historical Performance................................................2

FEES AND EXPENSES..............................................................2

INVESTMENT OBJECTIVE AND STRATEGIES............................................4

         Investment Objective..................................................4

         Investment Strategies.................................................4

MANAGEMENT.....................................................................5

         Adviser   ............................................................5

         Adviser's Fee.........................................................5

         Portfolio Managers of the Fund........................................5

         Other Service Providers...............................................6

SHAREHOLDER INFORMATION........................................................7

         Investment Minimums...................................................7

         Types of Accounts.....................................................8

         Purchasing Shares Directly from the Fund..............................8

         Purchasing (and Redeeming) Shares Through Third Parties...............9

         Automatic Investment Plan ("AIP")....................................10

         Customer Identification and Anti-Money Laundering....................10

         Selling (Redeeming) Shares...........................................11

         Systematic Withdrawal Plan ("SWP")...................................12

         Signature Guarantees.................................................12

         Involuntary Redemption...............................................13

         Redemptions-In-Kind..................................................13

         Additional Redemption Information....................................13

         Exchanging Fund Shares...............................................13

                                TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE


         How Fund Shares are Priced...........................................14

         Frequent Purchases and Redemptions of Fund Shares....................15

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES...............................15

         Dividends............................................................15

         Capital Gains........................................................16

         Buying a Dividend....................................................16

         Reinvestment of Dividends and Capital Gain Distributions.............16

         Taxes................................................................16

OTHER SHAREHOLDER INFORMATION.................................................17

         Social Security Number/Taxpayer Identification Number................17

STATEMENTS AND REPORTS........................................................17

         Household Mailings...................................................17

         Electronic Delivery of Reports and Prospectus........................17

         Disclosure of Portfolio Holdings.....................................18

         Emergency Circumstances..............................................18

         Statement of Additional Information (SAI)............................18

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS....................................18

RISK/RETURN SUMMARY

         The following is a summary of certain key information about Clipper All Equity Fund (the "Fund"). The Fund is a series of Clipper Funds Trust (the "Trust"), an open-end management investment company. You will find additional information about the Fund, including a more detailed description of the principal risks of an investment in the Fund, after this summary. Pacific Financial Research, Inc. ("PFR" or the "Adviser") is the Fund's investment adviser.

Investment Objective

         The Fund seeks long-term capital growth.

Principal Investment Strategies

         Value Investing. The Adviser seeks to invest the Fund's assets primarily in common stocks of large U.S. companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase) that are trading at prices significantly below the Adviser's estimate of their intrinsic values. Through its research, the Adviser identifies securities that it believes will outperform the S&P 500 Index over the long term (generally three to five years). The S&P 500 Index is a widely recognized barometer of U.S. stock market performance that is dominated by the securities of large U.S. companies. The Adviser looks for common stocks that it believes will have future financial results that are not reflected in their current market prices. In this regard, the Adviser's investment management approach may be described as contrarian in nature because it generally focuses on companies which are out of favor with other investors. The Adviser believes, however, that the stock market will ultimately recognize the Adviser's estimates of such companies' intrinsic values.

         Non-diversification. The Fund is non-diversified, which means the securities laws do not limit the percentage of its assets that it may invest in any one company. The Adviser believes that concentrating the Fund's portfolio in a select, limited number of securities allows the Adviser's best ideas to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio generally contains between 15 and 35 securities rather than hundreds of securities; however, it may contain fewer than 15 securities or more than 35 securities if considered prudent and desirable by the Adviser.

         Cash Positions. The Adviser generally expects to invest fully the assets of the Fund. Consequently, the Adviser generally expects cash reserves to be 5% or less of the Fund's total assets.

Principal Risks

         Although the Fund makes every effort to achieve its investment objective, there is no guarantee that it will do so, and you could lose money by investing in the Fund. The following are the principal risks of investing in the Fund.

         Market Risk. The Fund invests in common stocks. Stock prices may decline significantly over short or extended periods of time in response to company, market, or economic news. Price changes may affect markets worldwide, or only foreign or domestic markets, or only the markets for certain types of securities such as value stocks.

         Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to companies in a single industry.

         Risk of Value Investing. Value stocks can remain undervalued for years and may never reach what the Adviser believes are their full intrinsic values, or, as with any security may decline in value. In addition, value stocks may fall out of favor with investors and may underperform growth stocks during given periods.

         Non-Diversification Risk. While the Fund's strategy of concentrating its investments in a limited number of securities has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in larger numbers of securities. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of securities.

Reducing Risk

         The Adviser attempts to reduce risk principally through diligent research into the operational and financial risks of the companies whose stock is held by the Fund. The Adviser requires a significant discount from intrinsic value before purchasing a stock, to achieve a margin of safety. There is no assurance these attempts to reduce risk to the Fund's portfolio will be successful.

Who Should Invest

         The Fund's value strategy emphasizes investing for the long-term. The Adviser has found that it generally takes several years for the gap between an undervalued security's price and the Adviser's estimate of its intrinsic value to close, if at all. Therefore, the Fund is intended for investors with a long-term investment horizon. The Fund is not managed for short-term results and is not appropriate for short-term investors or those trying to "time" the market.

Historical Performance

         This section would normally include a bar chart and table showing how the Fund has performed over time. Because the Fund has not commenced operations prior to the date of this prospectus, the bar chart and table are not shown. Performance information will be available after the Fund has been in operation for one calendar year.

FEES AND EXPENSES

         The following tables describe the fees and expenses you may pay if you buy, sell or hold shares of the Fund.


Shareholder Fees (paid directly from your investment)


----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                                                   None
Maximum Deferred Sales Charge (Load)                                                               None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions                None
Redemption Fee                                                                                     None
Exchange Fee                                                                                       None
Maximum Account Fee                                                                                None

Annual Fund Operating Expenses (deducted from the Fund's assets)

----------------------------------------------------------------------------------------------------------------
Management Fee                                                                                     1.00%
Distribution (12b-1) Fees                                                                          None
Other Expenses(1)                                                                                  [    ]%
Total Annual Fund Operating Expenses                                                               [    ]%
Fee Waiver and/or Expense Reimbursement(2)                                                         [    ]%
Net Annual Fund Operating Expenses                                                                 [    ]%


(1) "Other expenses" are based on estimated amounts for the Fund's current fiscal year.

(2) The Adviser has contractually agreed to waive its fees and/or absorb expenses of the Fund through __________, 2006, to ensure the Fund's annual net expenses will not exceed 1.25% of the Fund's average daily net assets. The Adviser is not entitled to request reimbursement of any previously absorbed expenses or waived management fees.

         Cost Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (as a percentage of net assets) remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                           1 Year      3 Years
-------------------------------------------------------------------------------
Clipper All Equity Fund(SM)                                   $           $

The above example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

INVESTMENT OBJECTIVE AND STRATEGIES

         This section takes a closer look at the Fund's investment objective and principal strategies. There can, of course, be no assurance that the Fund will achieve its investment objective.

Investment Objective

         The Fund's investment objective is long-term capital growth. This objective is fundamental and may not be changed without shareholder approval. Certain of the Fund's investment strategies or policies are also fundamental and may not be changed without shareholder approval. The Trust's Board of Trustees (the "Board"), which oversees management of the Fund, may change the Fund's non-fundamental investment strategies or policies in the interest of shareholders without shareholder approval. The Fund's statement of additional information ("SAI") contains further information on these policies. You may request a copy of the SAI, free of charge, by calling (800) 776-5033. The SAI is also available on the Fund's website at [www. _______ .com].

Investment Strategies

         In pursing its investment objective, the Fund focuses on common stocks that the Adviser believes will have future financial results that are not reflected in their current market prices. Although the Fund mainly invests in U.S. stocks, it may also invest in foreign securities traded on U.S. or foreign markets. Factors the Adviser may consider in choosing investments include balance sheet strength, ability to generate earnings and excess cash flow, current dividend income, competent and seasoned management, and company specific developments that may have caused poor performance in the past.

         Through careful analysis, the Adviser attempts to quantify the intrinsic value of each company it considers as a potential investment. The Adviser compares its estimate of intrinsic value with the market price of the company's stock, and decides whether to purchase the stock mainly on the basis of how attractive this comparison is in relation to similar comparisons for other potential investments. Because the Fund's selections are determined by an analysis of each individual security, the Fund's composition may differ substantially from the overall market's characteristics. For example, the proportion of the Fund's assets invested in a particular industry may be significantly greater or less than that industry's proportion of the overall stock market. The Adviser does not try to make investment decisions based on short-term market trends.

         The Adviser uses a disciplined trading strategy for purchasing and selling securities for the Fund. The Adviser establishes price limits based on its estimates of the securities' intrinsic values. Although the Fund invests with a long-term time horizon, the Adviser may sell a stock if its market price appears to approach its intrinsic value, if other securities appear to be more favorably priced, or if the reasons for which the security was purchased no longer hold true. The Adviser monitors the Fund's holdings and adjusts a position's price targets as warranted to reflect changes in a company's fundamental characteristics. This investment discipline, however, is no guarantee by the Adviser against a loss of capital.

         The SAI contains additional information on the types of securities in which the Fund may invest.

MANAGEMENT

Adviser

         The Fund's investment adviser, Pacific Financial Research, Inc., was founded in 1980. In addition to managing the Fund, PFR provides investment advisory services to other institutional clients, including mutual funds, endowment funds, employee benefit plans, and foundations. PFR is located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210. It is a wholly owned subsidiary of Old Mutual (US) Holdings Inc. d/b/a Old Mutual Asset Management, the U.S.-based asset management division of Old Mutual plc, a London Stock Exchange-listed global financial services organization. As of [ _______, 2005], PFR managed approximately $[18.4] billion in assets.

         As the Fund's investment adviser, PFR is responsible for investing and reinvesting the Fund's assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In choosing broker-dealers to handle portfolio securities transactions, PFR seeks to obtain the best price and most favorable execution available. Subject to this policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have provided investment research for the benefit of the Fund and/or other accounts over which PFR exercises investment and brokerage discretion.

         PFR must adhere to the stated investment objective and policies of the Fund, and is subject to supervision by the Board. See the SAI for more detailed information about the Board and the Adviser.

Adviser's Fee

         For its services the Adviser receives from the Fund a management fee at an annual rate of 1.00% of the Fund's average daily net assets.

         The Adviser provides services to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust that is subject to annual renewal by the Board. A discussion regarding the basis for the Board's most recent approval of the investment advisory agreement is included in the SAI and will be available in the Fund's [semi-annual] report to shareholders for the period ended _________, 2005.

Portfolio Managers of the Fund

         The portfolio managers responsible for overseeing the Fund's investments are James H. Gipson, Michael C. Sandler, Bruce G. Veaco, Nugroho
(Dede) Soeharto, Peter J. Quinn, and Kelly M. Sueoka.

         James H. Gipson founded PFR in 1980. He is President and Chairman of the Fund's Board and is President and Chief Executive Officer and a principal of PFR. Mr. Gipson received his B.A. and M.A. degrees in Economics with honors from the University of California, Los

Angeles, and his M.B.A. degree with honors from Harvard Business School. He is the author of Winning the Investment Game: A Guide for All Seasons.

         Michael C. Sandler joined PFR as an analyst in 1984. He currently is a Vice President of the Fund and is a Vice President and a principal of PFR. Mr. Sandler received his B.B.A. degree with distinction in Finance, Marketing, and Management Information Systems, and his M.B.A. and J.D. degrees from the University of Iowa.

         Bruce G. Veaco, CPA joined PFR as an analyst in 1986. He currently is Chief Financial Officer and a Vice President and principal of PFR. Mr. Veaco graduated summa cum laude from the University of California, Los Angeles with a B.A. degree in Economics and received his M.B.A. degree from Harvard Business School.

         Nugroho (Dede) Soeharto joined PFR as an analyst in 1987. He currently is a Vice President and a principal of PFR. Mr. Soeharto received his B.S. degree in Chemistry from Bates College and his M.B.A. degree from Babson College.

         Peter J. Quinn joined PFR as an analyst in 1987. He currently is a Vice President and a principal of PFR. Mr. Quinn received his B.S. degree in Finance from Boston College and his M.B.A. degree from the Peter F. Drucker School of Management.

         Kelly M. Sueoka joined PFR as an analyst in 1995. He currently is a Vice President and a principal of PFR. Mr. Sueoka received his B.S. degree magna cum laude in Aerospace Engineering from the University of Michigan and his M.B.A. degree from the University of Chicago.

         Each portfolio manager analyzes companies within designated industry sectors in the Fund's investible universe - generally companies with market capitalizations in excess of $5 billion at the time of purchase. When a portfolio manager identifies a company as a potential investment, he serves as its "proponent" and works with another portfolio manager who serves as a "devil's advocate" to challenge the proponent's assumptions and conclusions. The two-person team conducts extensive fundamental research on the company under consideration. In addition to building financial models to help identify areas of concern, the team visits with management and may meet with competitors and customers in order to better understand the business. Each two-person team presents its conclusions to the President who, as the Adviser's lead portfolio manager, makes the final decision whether the Fund will invest in, or sell a security. In making such decisions, the President may also consult with any of the other portfolio managers. The Adviser believes that using small teams rather than an investment committee allows it to rapidly and effectively capitalize on opportunities.

         The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Other Service Providers

         State Street Bank and Trust Company ("State Street") is the Fund's administrator. Its address is Post Office Box 1713, Mutual Funds Operations-P2N, Boston, Massachusetts 02105. State Street also is custodian of the Fund's assets and provides accounting services to the Fund.

         Boston Financial Data Services (the "Transfer Agent") is the Fund's transfer agent. Its address is 330 West 9th Street, 4th Floor, Kansas City, MO 64105.

         ALPS Distributors, Inc. (the "Distributor"), 1625 Broadway, Suite 2200, Denver, Colorado 80202 is the Fund's distributor.

         The SAI has more information about the Fund's service providers.

SHAREHOLDER INFORMATION

         This section explains how Fund shares are priced, how to buy, sell and exchange shares, the different types of accounts you can establish with the Fund, the services and features you can establish on your account, and account fees and policies that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

         As discussed in detail below in connection with requests to purchase and redeem Fund shares, the phrase good order means that the request must include:

         o A letter of instruction specifying the number of shares or dollar amounts to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

         o  A  signature   guarantee  under  the   circumstances   described  in
            "Signature Guarantees" below; and

         o Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, pension and profit sharing plans and other organizations.

         See also "Customer Identification and Anti-Money Laundering" below.

Investment Minimums

                Minimums                  Regular Account       IRA Account
                ----------------------------------------------------------------
                To Open an Account            $25,000             $4,000
                To Add to an Account           $1,000               $500

         Accounts opened through third parties such as broker-dealers or banks may be subject to different minimums for initial and subsequent purchases. The Fund may waive its minimum purchase requirement if it considers such waiver to be in the best interests of the Fund and its shareholders.

Types of Accounts

         Regular Accounts

         o Individual or Joint Ownership. You must include the name, birth date and Social Security number of each owner on the Account Application.

         o Gift or Transfer to Minor (UGMA/UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open this type of an account, you must include the custodian's and minor's names, birth dates, and Social Security numbers on the Account Application.

         o Trust. An established trust can open an account. You must include the name, birth date, and Social Security number of each trustee, together with the name of the trust, and the date of the trust agreement. You must also include a copy of the first, last and signature pages of the trust agreement.

         o Business Accounts. Corporations or partnerships may also open an account. You must include the name, birth date, and Social Security number of each officer on the Account Application. An authorized officer of the corporation or a general partner of the partnership must sign the Application. If you are opening an account for a corporation, a copy of its certified articles of incorporation or its business license must be attached to the Application. If you are opening an account for a partnership, a copy of its partnership agreement must be attached.

         Retirement Accounts

         o Traditional or Roth IRA. Retirement plans protect investment income and capital gains from current taxes. Contributions to these accounts may be tax deductible. Retirement accounts require special account applications. Please refer to the Fund's Information Kit on IRAs. You can obtain an IRA Information Kit, along with the Account Application and the prospectus, by calling (800) 776-5033 or visiting the Fund's website at [www. _______ .com].

         o Simplified Employee Pension Plan (SEP). SEPs allow small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any other eligible employees. Please refer to the Fund's Information Kit on IRAs.

Purchasing Shares Directly from the Fund

         o There are no sales charges to purchase shares of the Fund. You do not pay sales commissions or 12b-1 marketing fees.

         o Your purchase request will be processed at the net asset value per share ("NAV") next calculated after your order is received in good order (as defined in "Shareholder

Information" above) and accepted by the Transfer Agent. In other words, purchase orders received by the close of the regular trading session of the NYSE (4:00 p.m. Eastern Time) will be invested at the NAV calculated after the NYSE closes on that day; purchase orders received after the close of the NYSE will be executed at the NAV computed on the next day the NYSE is open.

         o  Purchases must be in U.S. dollars.

         o  You may pay for shares of the Fund by check or by wire transfer.

         o The Fund does not accept cash, credit cards, money orders, starter checks, third-party checks, travelers checks, checks drawn on banks outside the U.S., or other checks deemed to be high risk by the Transfer Agent.

         Purchasing Shares by Mail

         Complete and sign an Account Application and mail it with a check made payable to "Clipper All Equity Fund" to the following address:

         Clipper All Equity Fund
         c/o Boston Financial Data Services, Inc.
         P.O. Box 219152 Kansas City, MO 64121-9152

         Or via overnight mail:

         Clipper All Equity Fund
         c/o Boston Financial Data Services, Inc.
         330 West 9th Street, 4th Floor
         Kansas City, MO 64105

You can obtain an Account Application along with the prospectus by calling (800) 776-5033 or visiting the Fund's website at [www. _______ .com]

         Purchasing Shares by Wire

         You may also purchase shares of the Fund by wiring money from your bank account to your Fund account. Call the Transfer Agent at (800) 432-2504 to receive wiring instructions.

Purchasing (and Redeeming) Shares Through Third Parties

         o Shares of the Fund may be purchased through a broker-dealer, bank or other financial intermediary, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (collectively, "Service Agents") which have established shareholder servicing relationships with the Fund or the Distributor on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Service Agents may receive compensation from the Fund and/or the Adviser for shareholder recordkeeping and similar services in amounts based on the total assets of such firms' customers invested in the Fund.

         o Certain Service Agents may enter into agreements with the Fund that permit them to confirm orders for their customers by phone with payment to follow in accordance with the procedures of the Fund's Transfer Agent. If the Transfer Agent does not receive payment, the transaction may be cancelled and the Service Agent could be held liable for resulting fees or losses.

         o Once you have established an account through a Service Agent, any subsequent transactions or inquiries with respect to the account must be made through such Service Agent.

         o If one mutual fund sponsor provides greater financial assistance than another, your Service Agent may have an incentive to recommend one mutual fund complex over another. Please speak with your financial adviser at your Service Agent to learn more about the total amounts paid to your financial adviser and his or her firm by the Fund and/or the Adviser and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial adviser at the time of purchase.

Automatic Investment Plan ("AIP")

         Shareholders may choose to participate in the Fund's Automatic Investment Plan. Once the minimum initial investment has been made ($25,000 Regular; $4,000 IRA), you may elect to purchase shares automatically at regular intervals, subject to a $200 minimum monthly investment. To establish an AIP, you must complete the corresponding section on the Account Application. You may cancel your participation or change the amount of your purchase at any time by calling the Transfer Agent at (800) 432-2504 or by written notification. The Fund may modify or terminate this option at any time, or may charge a service fee.

Customer Identification and Anti-Money Laundering

         To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act of 2001 (the "PATRIOT Act") and federal regulations require financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens a new account, and to determine, among other things, whether such person's name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations. Accordingly, the following information is required to open an account, whether directly with the Fund or through a Service Agent:

         o  Name;

         o  Date of birth;

         o Permanent street address (a mailing address containing a P.O. Box will not be accepted for purposes of opening an account); and

         o Social Security number, taxpayer identification number, or other identifying number.

         Accounts opened Directly with the Fund

         Accounts opened directly with the Fund are opened through the Fund's Transfer Agent. In order to comply with the PATRIOT Act, the Transfer Agent will verify certain information on your Account Application. As requested on the Application, be sure to provide the information listed above. You may be asked to provide certain other documentation (such as a driver's license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons.

         If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Transfer Agent if you need additional assistance when completing your Application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Transfer Agent reserves the right to close your account or take any other action it deems reasonable or required by law.

         Accounts opened through Service Agents

         When you open an account through a Service Agent, you will have to provide the same information listed above and any additional information as may be required by your Service Agent. This information is subject to verification by the Service Agent to ensure the identity of all persons opening accounts.

         The ability of the Fund to verify customer identification information through omnibus accounts is limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in money laundering activities through omnibus accounts or to curtail such activities.

Selling (Redeeming) Shares

         o  You may redeem all or a portion of your Fund shares at any time.

         o Your redemption request will be processed at the NAV next calculated after the Transfer Agent receives all required documents in good order (as defined in "Shareholder Information" above).

         Selling Shares by Mail

         Send requests to sell shares directly to the Transfer Agent at the address referenced above under "Buying Shares by Mail." Redemption requests made by fax are not acceptable. The sale price of your shares will be the Fund's NAV next calculated after the Transfer Agent receives all required documents in good order.

         Selling Shares by Telephone

         To sell shares by telephone you must:

         o Pre-establish the telephone redemption privilege and wiring instructions (if applicable) by completing the appropriate section of the Account Application; and

         o Call the Transfer Agent at (800) 432-2504 by the close of the regular trading session of the NYSE (normally 4:00 PM Eastern time).

         The Transfer Agent will employ reasonable procedures to confirm that instructions received by telephone are valid. The Fund and the Transfer Agent will not be responsible for any losses resulting from unauthorized transactions when procedures reasonably designed to verify the identity of the caller are followed. Please note that the telephone redemption privilege is not available for IRA accounts.

Systematic Withdrawal Plan ("SWP")

         Shareholders with a balance of $25,000 may choose to participate in the Fund's Systematic Withdrawal Plan. This option allows you to make regular automatic withdrawals from your account. Withdrawals are processed on the 10th day of each month. To establish a SWP, you must complete the corresponding section on the Account Application. You may cancel your participation or change the amount of withdrawal at any time by calling the Transfer Agent at (800) 432-2504 or by written notification. The Fund may modify or terminate this option at any time, or may charge a service fee.

Signature Guarantees

         A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. A signature guarantee is required if any of the following is applicable:

         o  You request a redemption by check that exceeds $100,000.

         o You would like a check made payable to anyone other than the shareholder(s) of record.

         o You would like a check mailed to an address which has been changed within 10 days of the redemption request.

         o You would like a check mailed to an address other than the address of record.

         o  Establishing certain services after the account is opened.

         The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds. See "Emergency Circumstances" below.

         Signature guarantees can be obtained from most domestic banks, credit unions or savings associations, or from broker-dealers, national securities exchanges, registered securities exchanges, registered securities associations, clearing agencies, or other financial institutions that participate in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

         Notary publics cannot provide signature guarantees.

Involuntary Redemption

         The Fund reserves the right to redeem the shares held in any account if the account balance falls below the minimum initial investment requirement. Your account will not be closed if the drop below the minimum initial investment requirement is due to share price fluctuations. You will be given at least 60 days' written notice before involuntary redemptions are made. You may purchase shares to bring your account balance above the minimum during the 60-day grace period.

Redemptions-In-Kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of calculating the Fund's NAV. If a payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

Additional Redemption Information

         Payment for redeemed shares will normally be made on the next business day after redemption, but no later than seven days after the transaction. However, redemption proceeds for newly purchased shares may be delayed up to fifteen days after the purchase of the shares, pending verification that your check has cleared. Please note that the Fund seeks to prohibit short-term trading, as described under "Frequent Purchases and Redemptions of Fund Shares" below, and if you redeem newly purchased shares, the Fund reserves the right to reject any further purchase orders from you.

         The Transfer Agent will wire redemption proceeds only to a pre-established bank account. During periods of significant economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone at (800) 432-2504, the redemption request may be delivered to the Transfer Agent at the address referenced above under "Buying Shares by Mail."

Exchanging Fund Shares

         Generally, you may exchange your shares of the Fund for shares of any other series of the Trust. Upon commencement of operations of the Trust's Clipper Fund series, which is anticipated to be on or about ____________, the Trust will have one other series. You may realize either a gain or loss on those shares you exchange and will be responsible for paying the appropriate taxes. Requests to exchange shares are processed at the NAV next calculated after the Fund's Transfer Agent receives your request in good order. [If you have established telephone exchange privileges by checking the appropriate boxes and supplying the necessary information on the Account Application, you can make a telephone request to exchange your shares [for an additional fee of $__].]

         If you have purchased your Fund shares through a Service Agent, you must contact your Service Agent to exchange those shares. Service Agents may impose additional conditions on exchanges of Fund shares and may charge transaction or other account fees.

How Fund Shares are Priced

         o The Fund's share price, or NAV, changes daily. The price of shares you wish to purchase or redeem will be determined the next time the Fund's share price is calculated after the Fund's Transfer Agent receives your request in good order (as defined in "Shareholder Information" above).

         o The Fund's share price is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities of the Fund, by the number of Fund shares outstanding.

         o The Fund's share price is calculated as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern
            Time) every day the NYSE is open.

         o The Fund's share price will not be calculated on holidays the NYSE observes, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

         o The Fund's investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Adviser. Short term instruments maturing within 60 days are valued at either original cost or amortized cost, both of which approximate current market value.

         o If market prices are not readily available for any securities in which the Fund has invested, those securities will be valued at fair value by or under the supervision of the Board and in accordance with Board-approved Pricing Policies and Procedures. These circumstances include, among others, the lack of available quotations for restricted or illiquid securities and halts in trading of securities.

         o Despite the Fund's best efforts, there is an inherent risk that the fair value price of an investment may be higher or lower than the price the Fund would have received if it had sold the investment.

         See the SAI for more detailed information.

Frequent Purchases and Redemptions of Fund Shares

         The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. Short-term trading ("market timing") involves frequent purchases and redemptions of Fund shares and may harm long-term shareholders of the Fund by diluting the value of Fund shares held by long-term shareholders, interfering in the efficient management of the Fund's portfolio, and increasing brokerage and administrative costs. Accordingly, the Board has adopted a policy pursuant to which the Fund seeks to prohibit market timing. The Fund or its agents may reject, without any prior notice, any purchase orders by any investor or group of investors, including purchase orders that the Fund or its agents believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund. Orders placed by investors in violation of the excessive trading policies may be revoked or cancelled, without prior notice, by the Fund on the next business day after receipt of the order. Transactions placed by shareholders through omnibus accounts held by financial intermediaries may be rejected, without prior notice, in whole or in part by the Fund.

         Steps that the Fund has taken to identify and discourage frequent trading include periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading inappropriately. However, due to the complexity and subjectivity involved in identifying market timing or excessive trading activity, the variety of strategies to avoid detection, and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify and restrict shareholders engaged in such activity. Additionally, the Fund may be unable to monitor the trading activity of beneficial owners of Fund shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by broker-dealers and other financial intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase and redeem Fund shares without the identities of the individual shareholders being known to the Fund. Accordingly, the ability of the Fund to monitor and detect excessive trading activity through omnibus accounts is very limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in such activity through omnibus accounts or to curtail such trading.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

         In addition to any increase in the value of shares which the Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

Dividends

         Dividends from stocks and interest earned from other investments are the Fund's main sources of investment income. The Fund intends to distribute substantially all of its income, less expenses, at least annually as dividends to shareholders.

Capital Gains

         When the Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

Buying a Dividend

         Purchasing shares of the Fund shortly before it makes dividends or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as "buying a dividend" because although the distribution is in effect a return of a portion of the purchase price, it is taxable.

         Unless you are investing in a tax-deferred account such as an IRA, you may want to consider waiting to invest until after the Fund makes a distribution.

Reinvestment of Dividends and Capital Gain Distributions

         Dividends and capital gain distributions made by the Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the Transfer Agent. Changes will be effective for distributions with a record date on or after the date the Transfer Agent receives your request.

Taxes

         Dividends paid from the Fund's net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. A portion of the dividends paid from the net investment income of the Fund may constitute "qualified dividends" eligible for the maximum federal income tax rate of 15%. The Fund will inform shareholders of any portion of its dividends that constitutes "qualified dividends."

         Distributions paid from the Fund's long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares.

         Gain or loss upon the sale of the Fund's shares will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset of the shareholder. The gain or loss will be considered long-term if you have held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income.

         In January, you will be sent Form 1099-DIV, which includes information about the tax status of any dividend and capital gain distributions made to you during the previous year. This information is also reported to the Internal Revenue Service ("IRS").

         To the extent the Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries.

         This prospectus gives only general tax information. Before you invest, consult your tax adviser on federal, state and local tax considerations for your specific situation.

OTHER SHAREHOLDER INFORMATION

Social Security Number/Taxpayer Identification Number

         The Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS rules and regulations for certain shareholders who have not certified that the Social Security number or taxpayer identification number ("TIN") they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

         To avoid backup withholding you must certify on the Account Application that your Social Security number or TIN is correct and that you are not subject to backup withholding.

STATEMENTS AND REPORTS

         The Transfer Agent sends confirmation statements after each transaction affecting your share balance and/or account registration. An annual statement is sent detailing any dividends or distributions. The Fund also sends quarterly reports which provide, among other things, a list of the Fund's portfolio holdings.

Household Mailings

         To reduce Fund expenses, the Fund attempts to identify related shareholders within a household and to send only one copy of a shareholder report or prospectus per household. You can call the Fund at (800) 776-5033 or visit the Fund's website at [www. _______ .com] if you would like an additional free copy of a Fund shareholder report or prospectus.

         If you do not want the mailing of shareholder reports and prospectuses combined with other members in your household, contact the Fund at (800) 776-5033. Your request will become effective within 30 days.

Electronic Delivery of Reports and Prospectus

         If you purchased Fund shares through a brokerage firm or a financial institution, electronic delivery of the Fund's shareholder reports and prospectus may be available. Go to www.icsdelivery.com and from the main page you can locate a list of brokers and financial institutions. If your broker or financial institution is not listed, electronic delivery may not be available. At any time, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial institution.

Disclosure of Portfolio Holdings

         To ensure broad, unselective disclosure of the Fund's portfolio holdings information, the Fund's complete portfolio holdings data will be made available on its website (www.___________.com, under the "Fund Facts" link), generally on the first business day following the 15th calendar day after quarter end. Such information will remain available on the website until the information for the next quarter is posted.

         A description of the Fund's policies and procedures with respect to disclosure of its portfolio holdings is available in the SAI and on the Fund's website.

Emergency Circumstances

         The Fund may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach the Fund by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing or redeeming shares by mail or overnight express delivery. The Fund can suspend redemptions and/or delay payments of redemption proceeds when the New York Stock Exchange is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission ("SEC").

Statement of Additional Information (SAI)

         The Fund's SAI has been filed with the SEC and is incorporated in this prospectus by reference, which means it is legally considered part of this prospectus. It contains more details on all aspects of the Fund. You may request a copy of the SAI, free of charge, by calling Shareholder Services at (800) 776-5033. The SAI is also available on the Fund's website at [www. _______ ..com].

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

         No annual or semi-annual reports are currently available to shareholders of the Fund. Annual and semi-annual reports will be available after the Fund has completed the applicable fiscal period. When available, the annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the fiscal period covered by the report.

                           SHAREHOLDER PRIVACY NOTICE

Clipper All Equity FundSM (the "Fund") collects nonpublic personal information about its shareholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information which is not publicly available and any list, description, or other grouping of shareholders that is derived using such information. For example, it includes your address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:

         o  Information we receive from you on applications or other forms;

         o Information about your transactions with others, such as your financial adviser and other such intermediaries.

We do not disclose nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

         o  We receive your prior written consent;

         o  We believe the recipient is your authorized representative;

         o We are permitted by law to disclose the information to the recipient in order to service your account(s); or

         o  We are required by law to disclose information to the recipient.

If you decide to close your account(s), we will continue to adhere to the privacy policies and practices as described in this notice.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will also govern how your nonpublic personal information will be shared with other parties.

We restrict access to your personal and account information to those employees who need to know that information to service your account(s). The Fund maintains physical, electronic, and procedural safeguards to protect your nonpublic personal information.


                          NOT A PART OF THE PROSPECTUS

For more information
                                                         [OBJECT OMITTED]
For investors who want more information                CLIPPER ALL EQUITY FUND
about the Fund, the following documents
are available free upon request:
                                                            PROSPECTUS
Annual/Semi-Annual/Quarterly Reports                       _____ , 2005

No Annual, Semi-Annual or Quarterly Reports are currently available to shareholders of the Fund.
Annual, Semi-Annual and Quarterly Reports will be available after the Fund has completed the applicable fiscal period. When available, the Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the fiscal period covered by the Report.

Statement of Additional Information (SAI) and Code of Ethics

The SAI provides more detailed information about the Fund and is incorporated into (and thus is legally a part of) this prospectus. The Code of Ethics describes the personal investing policies adopted by the Fund and the Adviser.

You can get free copies of the Fund's shareholder reports and the SAI and request other information or make inquiries about the Fund by contacting the Fund at:

CLIPPER ALL EQUITY FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California  90210

Telephone:

Transfer Agent:

E-mail:

The Fund's shareholder reports, SAI, Code of
Ethics, and other information are available on the Fund's website at www.________________.com, at the SEC's Public Reference Room in Washington D.C.
(1-202-942-8090) or on the EDGAR database on the SEC's Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's
Public Reference Section, Washington, D.C.
20549-0102.

Investment Company File No. 811-____

CFT CAEF PROS 0405

                               [CLIPPER FUND LOGO]





                                   PROSPECTUS

                                __________, 2005







This prospectus contains important information about the Fund. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

                               Shares of the Fund:

---------------------------- --------------------------- -----------------------
  Are Not a Bank Deposit        Are Not FDIC Insured           May Lose Value
---------------------------- --------------------------- -----------------------

                                TABLE OF CONTENTS

                                                                            PAGE


RISK/RETURN SUMMARY............................................................1

         Investment Objective..................................................1

         Principal Investment Strategies.......................................1

         Principal Risks.......................................................2

         Reducing Risk.........................................................2

         Who Should Invest.....................................................3

         Historical Performance................................................3

FEES AND EXPENSES..............................................................4

INVESTMENT OBJECTIVE AND STRATEGIES............................................5

         Investment Objective..................................................5

         Investment Strategies.................................................6

         Other Types of Investments............................................6

MANAGEMENT.....................................................................6

         Adviser   ............................................................6

         Adviser's Fee.........................................................7

         Portfolio Managers of the Fund........................................7

         Other Service Providers...............................................8

SHAREHOLDER INFORMATION........................................................9

         Investment Minimums...................................................9

         Types of Accounts.....................................................9

         Purchasing Shares Directly from the Fund.............................10

         Purchasing (and Redeeming) Shares Through Third Parties..............11

         Automatic Investment Plan ("AIP")....................................12

         Customer Identification and Anti-Money Laundering....................12

         Selling (Redeeming) Shares...........................................13

         Systematic Withdrawal Plan ("SWP")...................................14

         Signature Guarantees.................................................14

         Involuntary Redemption...............................................15

         Redemptions-In-Kind..................................................15

         Additional Redemption Information....................................15

                              TABLE OF CONTENTS
                                   (continued)

                                                                           PAGE


         Exchanging Fund Shares...............................................15

         How Fund Shares are Priced...........................................16

         Frequent Purchases and Redemptions of Fund Shares....................17

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES...............................17

         Dividends............................................................17

         Capital Gains........................................................18

         Buying a Dividend....................................................18

         Reinvestment of Dividends and Capital Gain Distributions.............18

         Taxes     ...........................................................18

OTHER SHAREHOLDER INFORMATION.................................................19

         Social Security Number/Taxpayer Identification Number................19

STATEMENTS AND REPORTS........................................................19

         Household Mailings...................................................19

         Electronic Delivery of Reports and Prospectus........................19

         Disclosure of Portfolio Holdings.....................................20

         Emergency Circumstances..............................................20

         Statement of Additional Information (SAI)............................20

FINANCIAL HIGHLIGHTS..........................................................20

RISK/RETURN SUMMARY

      The following is a summary of certain key information about Clipper Fund (the "Fund"). The Fund is a series of Clipper Funds Trust (the "Trust"), an open-end management investment company. You will find additional information about the Fund, including a more detailed description of the principal risks of an investment in the Fund, after this summary. Pacific Financial Research, Inc. ("PFR" or the "Adviser") is the Fund's investment adviser.

Investment Objective

      The Fund seeks long-term capital growth and capital preservation.

Principal Investment Strategies

      Value Investing. The Adviser seeks to invest the Fund's assets primarily in common stocks of large U.S. companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase) that are trading at prices significantly below the Adviser's estimate of their intrinsic values. Through its research, the Adviser identifies securities that it believes will outperform the S&P 500 Index over the long term (generally three to five years). The S&P 500 Index is a widely recognized barometer of U.S. stock market performance that is dominated by the securities of large U.S. companies. The Adviser looks for common stocks that it believes will have future financial results that are not reflected in their current market prices. In this regard, the Adviser's investment management approach may be described as contrarian in nature because it generally focuses on companies which are out of favor with other investors. The Adviser believes, however, that the stock market will ultimately recognize the Adviser's estimates of such companies' intrinsic values.

      Non-diversification. The Fund is non-diversified, which means the securities laws do not limit the percentage of its assets that it may invest in any one company. The Adviser believes that concentrating the Fund's portfolio in a select, limited number of securities allows the Adviser's best ideas to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio generally contains between 15 and 35 securities rather than hundreds of securities; however, it may contain fewer than 15 securities or more than 35 securities if considered prudent and desirable by the Adviser.

      Cash Positions. If the Adviser is unable to find investments it believes are selling at discounts to their intrinsic values, then, consistent with the Fund's objective of capital preservation, a significant portion of the Fund's assets may be invested in cash or cash equivalents. In other words, the Fund will not always stay fully invested in stocks. In the past, the Fund has from time to time held as little as 39% of its assets in equities. As discussed further in "Fixed Income" below, the Adviser may invest some or all of the Fund's cash position in fixed income securities.

      Fixed Income. During periods when the Adviser is unable to find stocks that meet its investment criteria, the Adviser may invest some or all of the Fund's cash position in fixed income securities. These fixed income securities may range in maturity from very short term (12 months or less) to much longer term (30 years or more). A more complete description of the types of fixed income securities that the Fund may hold is included in the Fund's Statement of

Additional Information ("SAI"). You may request a copy of the SAI, free of charge, by calling (800) 776-5033.

Principal Risks

      Although the Fund makes every effort to achieve its investment objective, there is no guarantee that it will do so, and you could lose money by investing in the Fund. The following are the principal risks of investing in the Fund.

      Market Risk. The Fund invests in common stocks. Stock prices may decline significantly over short or extended periods of time in response to company, market, or economic news. Price changes may affect markets worldwide, or only foreign or domestic markets, or only the markets for certain types of securities such as value stocks.

      Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to companies in a single industry.

      Risk of Value Investing. Value stocks can remain undervalued for years and may never reach what the Adviser believes are their full intrinsic values, or, as with any security may decline in value. In addition, value stocks may fall out of favor with investors and may underperform growth stocks during given periods.

      Non-Diversification Risk. While the Fund's strategy of concentrating its investments in a limited number of securities has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in larger numbers of securities. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of securities.

      Non-Equity Risk. When the Fund's investments in cash or other non-equity securities increase, the Fund may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

      Fixed Income Risk. Fixed income securities are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. The Fund could lose money if the issuers cannot meet their financial obligations or go bankrupt.

Reducing Risk

      The Adviser attempts to reduce risk principally through diligent research into the operational and financial risks of the companies whose stock is held by the Fund. The Adviser requires a significant discount from intrinsic value before purchasing a stock, to achieve a margin of safety, and employs significant positions in cash and/or fixed income securities when stocks appear to be overvalued. There is no assurance these attempts to reduce risk to the Fund's portfolio will be successful.

Who Should Invest

      The Fund's value strategy emphasizes investing for the long-term. The Adviser has found that it generally takes several years for the gap between an undervalued security's price and the Adviser's estimate of its intrinsic value to close, if at all. Therefore, the Fund is intended for investors with a long-term investment horizon. The Fund is not managed for short-term results and is not appropriate for short-term investors or those trying to "time" the market.

Historical Performance

      The Fund commenced operations on __________, 2005, upon the reorganization of Clipper Fund, Inc., the Fund's predecessor fund (the "Predecessor Fund"), into the Fund. The following tables provide an indication of the historical risk of an investment in the Predecessor Fund by showing changes in the Predecessor Fund's performance from year to year over a 10-year period and by showing how the Predecessor Fund's average annual total returns for 1, 5, and 10 years and over the life of the Predecessor Fund compare to the returns of a broad-based securities market index and a peer group of actively managed large-cap value mutual funds. The Predecessor Fund's past performance, of course, does not necessarily indicate how the Fund will perform in the future.

                           Year by Year Total Returns

                               [INSERT BAR CHART]

                -------------------------|-------------------------
                          Year                      Return
                -------------------------|-------------------------
                          1995                       45.2%
                -------------------------|-------------------------
                          1996                       19.4%
                -------------------------|-------------------------
                          1997                       30.2%
                -------------------------|-------------------------
                          1998                       19.2%
                -------------------------|-------------------------
                          1999                       -2.0%
                -------------------------|-------------------------
                          2000                       37.4%
                -------------------------|-------------------------
                          2001                       10.3%
                -------------------------|-------------------------
                          2002                       -5.5%
                -------------------------|-------------------------
                          2003                       19.3%
                -------------------------|-------------------------
                          2004                        5.9%
                -------------------------|-------------------------

                        Best and Worst Quarterly Returns

                -------------------------|-------------------------
                     Best - 9/30/00                  16.2%
                -------------------------|-------------------------
                     Worst - 9/30/02                -12.3%
                -------------------------|-------------------------


Average Annual Total Returns - (as of 12/31/04)
                                                                    1 Year      5 Years     10 Years       Since
                                                                                                         Inception
                                                                                                         (2/29/84)
---------------------------------------------------------------------------------------------------------------------

Clipper Fund(SM)(1)
   Return Before Taxes                                               5.9%        12.6%       16.9%         15.5%

   Return After Taxes on Distributions                               4.2%        11.0%       14.4%

   Return After Taxes on Distributions and Sale of Fund Shares       3.5%        10.7%       14.0%

Morningstar Large Value Funds Peer Group                            12.9%        4.4%        11.4%          --

S&P 500 Index                                                       10.9%        -2.3%       12.1%         13.2%


(1) Returns shown are for the Predecessor Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total return measures annualized change while total return measures aggregate change.

The Morningstar Large Value Funds Peer Group comprises those actively managed large-cap value mutual funds monitored by Morningstar; the Peer Group is unmanaged and as of December 31, 2004, included 1,134 mutual funds. The Peer Group returns reflect deductions for fees and expenses, but not for taxes.

The S&P 500 Index is an unmanaged total return index of 500 companies widely recognized as representative of the equity market in general. Index returns do not reflect deductions for fees, expenses or taxes. You cannot invest directly in an index.

FEES AND EXPENSES

      The following tables describe the fees and expenses you may pay if you buy, sell or hold shares of the Fund.

Shareholder Fees (paid directly from your investment)


--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                       None

Maximum Deferred Sales Charge (Load)                                   None

Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends and Other Distributions                                     None

Redemption Fee                                                         None

Exchange Fee                                                           None

Maximum Account Fee                                                    None

Annual Fund Operating Expenses (deducted from the Fund's assets)

--------------------------------------------------------------------------------
Management Fee                                                          1.00%

Distribution (12b-1) Fees                                               None

Other Expenses(1)                                                   [      ]%

Total Annual Fund Operating Expenses                                [      ]%

Expenses Paid Indirectly(2)                                         [      ]%

Net Annual Fund Operating Expenses                                      1.12%

(1) Other Expenses are estimated for the Fund's first full fiscal year based on the Predecessor Fund's expenses for its past fiscal year.

(2) The Fund will participate in its custodian's commission recapture program. Through the commission recapture program, the Fund receives cash credits from commissions on securities transactions, which it uses to reduce operating expenses. The program enables the Fund to obtain best execution of the Fund's portfolio trades while reducing expenses by rebating a portion of trading commissions directly to the Fund.

      Cost Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (as a percentage of net assets) remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year      3 Years     5 Years      10 Years
--------------------------------------------------------------------------------
Clipper Fund(SM)                      $            $           $             $

The above example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

INVESTMENT OBJECTIVE AND STRATEGIES

      This section takes a closer look at the Fund's investment objective and principal strategies. There can, of course, be no assurance that the Fund will achieve its investment objective.

Investment Objective

      The Fund's investment objective is long-term capital growth and capital preservation. This objective is fundamental and may not be changed without shareholder approval. Certain of the Fund's investment strategies or policies are also fundamental and may not be changed without shareholder approval. The Fund's Board of Trustees (the "Board"), which oversees management of the Fund, may change the Fund's non-fundamental investment strategies or policies in the interest of shareholders without shareholder approval. The Fund's SAI contains further information on these policies. You may request a copy of the SAI, free of charge, by calling (800) 776-5033. The SAI is also available on the Fund's website at www.clipperfund.com.

Investment Strategies

      In pursing its investment objective, the Fund focuses on common stocks that the Adviser believes will have future financial results that are not reflected in their current market prices. Although the Fund mainly invests in U.S. stocks, it may also invest in foreign securities traded on U.S. or foreign markets. Factors the Adviser may consider in choosing investments include balance sheet strength, ability to generate earnings and excess cash flow, current dividend income, competent and seasoned management, and company specific developments that may have caused poor performance in the past.

      Through careful analysis, the Adviser attempts to quantify the intrinsic value of each company it considers as a potential investment. The Adviser compares its estimate of intrinsic value with the market price of the company's stock, and decides whether to purchase the stock mainly on the basis of how attractive this comparison is in relation to similar comparisons for other potential investments. Because the Fund's selections are determined by an analysis of each individual security, the Fund's composition may differ substantially from the overall market's characteristics. For example, the proportion of the Fund's assets invested in a particular industry may be significantly greater or less than that industry's proportion of the overall stock market. The Adviser does not try to make investment decisions based on short-term market trends. If the Adviser does not find attractively priced stocks, the Fund's cash levels (and/or fixed income holdings) may increase.

      The Adviser uses a disciplined trading strategy for purchasing and selling securities for the Fund. The Adviser establishes price limits based on its estimates of the securities' intrinsic values. Although the Fund invests with a long-term time horizon, the Adviser may sell a stock if its market price appears to approach its intrinsic value, if other securities appear to be more favorably priced, or if the reasons for which the security was purchased no longer hold true. The Adviser monitors the Fund's holdings and adjusts a position's price targets as warranted to reflect changes in a company's fundamental characteristics. This investment discipline, however, is no guarantee by the Adviser against a loss of capital.

Other Types of Investments

      Although the Fund invests primarily in equity securities, such as stocks and securities convertible into stocks, the Fund has the flexibility to invest in other types of securities when the Adviser is unable to find stocks meeting its investment criteria. Such other types of securities include fixed income securities, including high-yield/high-risk securities (junk bonds).

      The SAI contains additional information on the types of securities in which the Fund may invest.

MANAGEMENT

Adviser

      The Fund's investment adviser, Pacific Financial Research, Inc., was founded in 1980. In addition to managing the Fund, PFR provides investment advisory services to other institutional clients, including mutual funds, endowment funds, employee benefit plans, and foundations. PFR is located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210. It is a wholly owned subsidiary of Old Mutual (US) Holdings Inc. d/b/a Old Mutual Asset Management, the U.S.-based asset management division of Old Mutual plc, a London Stock Exchange-listed global financial services organization. As of [ _______, 2005], PFR managed approximately $[18.4] billion in assets.

      As the Fund's investment adviser, PFR is responsible for investing and reinvesting the Fund's assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In choosing broker-dealers to handle portfolio securities transactions, PFR seeks to obtain the best price and most favorable execution available. Subject to this policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have provided investment research for the benefit of the Fund and/or other accounts over which PFR exercises investment and brokerage discretion.

      PFR must adhere to the stated investment objective and policies of the Fund, and is subject to supervision by the Board. See the SAI for more detailed information about the Board and the Adviser.

Adviser's Fee

      For its services the Adviser receives from the Fund a management fee at an annual rate of 1.00% of the Fund's average daily net assets.

      The Adviser provides services to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust that is subject to annual renewal by the Board. A discussion regarding the basis for the Board's most recent approval of the investment advisory agreement is included in the SAI and will be available in the Fund's [semi-annual] report to shareholders for the period ended ___________, 2005.

Portfolio Managers of the Fund

      The portfolio managers responsible for overseeing the Fund's investments are James H. Gipson, Michael C. Sandler, Bruce G. Veaco, Nugroho (Dede) Soeharto, Peter J. Quinn, and Kelly M. Sueoka.

      James H. Gipson founded PFR in 1980. He is President and Chairman of the Fund's Board and is President and Chief Executive Officer and a principal of PFR. Mr. Gipson received his B.A. and M.A. degrees in Economics with honors from the University of California, Los Angeles, and his M.B.A. degree with honors from Harvard Business School. He is the author of Winning the Investment Game: A Guide for All Seasons.

      Michael C. Sandler joined PFR as an analyst in 1984. He currently is a Vice President of the Fund and is a Vice President and a principal of PFR. Mr. Sandler received his B.B.A. degree with distinction in Finance, Marketing, and Management Information Systems, and his M.B.A. and J.D. degrees from the University of Iowa.

      Bruce G. Veaco, CPA joined PFR as an analyst in 1986. He currently is Chief Financial Officer and a Vice President and principal of PFR. Mr. Veaco graduated summa cum laude from the University of California, Los Angeles with a B.A. degree in Economics and received his M.B.A. degree from Harvard Business School.

      Nugroho (Dede) Soeharto joined PFR as an analyst in 1987. He currently is a Vice President and a principal of PFR. Mr. Soeharto received his B.S. degree in Chemistry from Bates College and his M.B.A. degree from Babson College.

      Peter J. Quinn joined PFR as an analyst in 1987. He currently is a Vice President and a principal of PFR. Mr. Quinn received his B.S. degree in Finance from Boston College and his M.B.A. degree from the Peter F. Drucker School of Management.

      Kelly M. Sueoka joined PFR as an analyst in 1995. He currently is a Vice President and a principal of PFR. Mr. Sueoka received his B.S. degree magna cum laude in Aerospace Engineering from the University of Michigan and his M.B.A. degree from the University of Chicago.

      Each portfolio manager analyzes companies within designated industry sectors in the Fund's investible universe - generally companies with market capitalizations in excess of $5 billion at the time of purchase. When a portfolio manager identifies a company as a potential investment, he serves as its "proponent" and works with another portfolio manager who serves as a "devil's advocate" to challenge the proponent's assumptions and conclusions. The two-person team conducts extensive fundamental research on the company under consideration. In addition to building financial models to help identify areas of concern, the team visits with management and may meet with competitors and customers in order to better understand the business. Each two-person team presents its conclusions to the President who, as the Adviser's lead portfolio manager, makes the final decision whether the Fund will invest in, or sell a security. In making such decisions, the President may also consult with any of the other portfolio managers. The Adviser believes that using small teams rather than an investment committee allows it to rapidly and effectively capitalize on opportunities.

      The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Other Service Providers

      State Street Bank and Trust Company ("State Street") is the Fund's administrator. Its address is Post Office Box 1713, Mutual Funds Operations-P2N, Boston, Massachusetts 02105. State Street also is custodian of the Fund's assets and provides accounting services to the Fund.

      Boston Financial Data Services (the "Transfer Agent") is the Fund's transfer agent. Its address is 330 West 9th Street, 4th Floor, Kansas City, MO 64105.

      ALPS Distributors, Inc. (the "Distributor"), 1625 Broadway, Suite 2200, Denver, Colorado 80202 is the Fund's distributor.

      The SAI has more information about the Fund's service providers.

SHAREHOLDER INFORMATION

      This section explains how Fund shares are priced, how to buy, sell and exchange shares, the different types of accounts you can establish with the Fund, the services and features you can establish on your account, and account fees and policies that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

      As discussed in detail below in connection with requests to purchase and redeem Fund shares, the phrase good order means that the request must include:

      o A letter of instruction specifying the number of shares or dollar amounts to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

      o A signature guarantee under the circumstances described in "Signature Guarantees" below; and

      o Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, pension and profit sharing plans and other organizations.

      See also "Customer Identification and Anti-Money Laundering" below.

Investment Minimums

                                                                  IRA
              Minimums                     Regular Account       Account
              -----------------------------------------------------------
              To Open an Account               $25,000           $4,000
              To Add to an Account              $1,000            $500

      Accounts opened through third parties such as broker-dealers or banks may be subject to different minimums for initial and subsequent purchases. The Fund may waive its minimum purchase requirement if it considers such waiver to be in the best interests of the Fund and its shareholders.

Types of Accounts

      Regular Accounts

      o Individual or Joint Ownership. You must include the name, birth date and Social Security number of each owner on the Account Application.

      o Gift or Transfer to Minor (UGMA/UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open this type of an account, you must include the custodian's and minor's names, birth dates, and Social Security numbers on the Account Application.

      o Trust. An established trust can open an account. You must include the name, birth date, and Social Security number of each trustee, together with the name of the trust, and the date of the trust agreement. You must also include a copy of the first, last and signature pages of the trust agreement.

      o Business Accounts. Corporations or partnerships may also open an account. You must include the name, birth date, and Social Security number of each officer on the Account Application. An authorized officer of the corporation or a general partner of the partnership must sign the Application. If you are opening an account for a corporation, a copy of its certified articles of incorporation or its business license must be attached to the Application. If you are opening an account for a partnership, a copy of its partnership agreement must be attached.

      Retirement Accounts

      o Traditional or Roth IRA. Retirement plans protect investment income and capital gains from current taxes. Contributions to these accounts may be tax deductible. Retirement accounts require special account applications. Please refer to the Fund's Information Kit on IRAs. You can obtain an IRA Information Kit, along with the Account Application and the prospectus, by calling (800) 776-5033 or visiting the Fund's website at www.clipperfund.com.

      o Simplified Employee Pension Plan (SEP). SEPs allow small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any other eligible employees. Please refer to the Fund's Information Kit on IRAs.

      Purchasing Shares Directly from the Fund

      o There are no sales charges to purchase shares of the Fund. You do not pay sales commissions or 12b-1 marketing fees.

      o Your purchase request will be processed at the net asset value per share ("NAV") next calculated after your order is received in good order (as defined in "Shareholder Information" above) and accepted by the Transfer Agent. In other words, purchase orders received by the close of the regular trading session of the NYSE (4:00 p.m.

         Eastern Time) will be invested at the NAV calculated after the NYSE closes on that day; purchase orders received after the close of the NYSE will be executed at the NAV computed on the next day the NYSE is open.

      o  Purchases must be in U.S. dollars.

      o  You may pay for shares of the Fund by check or by wire transfer.

      o The Fund does not accept cash, credit cards, money orders, starter checks, third-party checks, travelers checks, checks drawn on banks outside the U.S., or other checks deemed to be high risk by the Transfer Agent.

      Purchasing Shares by Mail

      Complete and sign an Account Application and mail it with a check made payable to "Clipper Fund" to the following address:


      Clipper Fund
      c/o Boston Financial Data Services, Inc.
      P.O. Box 219152
      Kansas City, MO 64121-9152

      Or via overnight mail:

      Clipper Fund
      c/o Boston Financial Data Services, Inc.
      330 West 9th Street, 4th Floor
      Kansas City, MO 64105

You can obtain an Account Application along with the prospectus by calling (800) 776-5033 or visiting the Fund's website at www.clipperfund.com.

      Purchasing Shares by Wire

      You may also purchase shares of the Fund by wiring money from your bank account to your Fund account. Call the Transfer Agent at (800) 432-2504 to receive wiring instructions.

Purchasing (and Redeeming) Shares Through Third Parties

      o Shares of the Fund may be purchased through a broker-dealer, bank or other financial intermediary, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (collectively, "Service Agents") which have established shareholder servicing relationships with the Fund or the Distributor on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Service Agents may receive compensation from the Fund and/or the Adviser for shareholder recordkeeping and similar services in amounts based on the total assets of such firms' customers invested in the Fund.

      o Certain Service Agents may enter into agreements with the Fund that permit them to confirm orders for their customers by phone with payment to follow in accordance with the procedures of the Fund's Transfer Agent. If the Transfer Agent does not receive payment, the transaction may be cancelled and the Service Agent could be held liable for resulting fees or losses.

      o Once you have established an account through a Service Agent, any subsequent transactions or inquiries with respect to the account must be made through such Service Agent.

      o If one mutual fund sponsor provides greater financial assistance than another, your Service Agent may have an incentive to recommend one mutual fund complex over another. Please speak with your financial adviser at your Service Agent to learn more about the total amounts paid to your financial adviser and his or her firm by the Fund and/or the Adviser and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial adviser at the time of purchase.

Automatic Investment Plan ("AIP")

      Shareholders may choose to participate in the Fund's Automatic Investment Plan. Once the minimum initial investment has been made ($25,000 Regular; $4,000
IRA), you may elect to purchase shares automatically at regular intervals, subject to a $200 minimum monthly investment. To establish an AIP, you must complete the corresponding section on the Account Application. You may cancel your participation or change the amount of your purchase at any time by calling the Transfer Agent at (800) 432-2504 or by written notification. The Fund may modify or terminate this option at any time, or may charge a service fee.

      Customer Identification and Anti-Money Laundering

      To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act of 2001 (the "PATRIOT Act") and federal regulations require financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens a new account, and to determine, among other things, whether such person's name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations. Accordingly, the following information is required to open an account, whether directly with the Fund or through a Service Agent:

      o  Name;

      o  Date of birth;

      o Permanent street address (a mailing address containing a P.O. Box will not be accepted for purposes of opening an account); and

      o Social Security number, taxpayer identification number, or other identifying number.

      Accounts opened Directly with the Fund

      Accounts opened directly with the Fund are opened through the Fund's Transfer Agent. In order to comply with the PATRIOT Act, the Transfer Agent will verify certain information on your Account Application. As requested on the Application, be sure to provide the information listed above. You may be asked to provide certain other documentation (such as a driver's license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons.

      If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Transfer Agent if you need additional assistance when completing your Application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Transfer Agent reserves the right to close your account or take any other action it deems reasonable or required by law.

      Accounts opened through Service Agents

      When you open an account through a Service Agent, you will have to provide the same information listed above and any additional information as may be required by your Service Agent. This information is subject to verification by the Service Agent to ensure the identity of all persons opening accounts.

      The ability of the Fund to verify customer identification information through omnibus accounts is limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in money laundering activities through omnibus accounts or to curtail such activities.

Selling (Redeeming) Shares

      o You may redeem all or a portion of your Fund shares at any time.

      o Your redemption request will be processed at the NAV next calculated after the Transfer Agent receives all required documents in good order (as defined in "Shareholder Information" above).

      Selling Shares by Mail

      Send requests to sell shares directly to the Transfer Agent at the address referenced above under "Buying Shares by Mail." Redemption requests made by fax are not acceptable. The sale price of your shares will be the Fund's NAV next calculated after the Transfer Agent receives all required documents in good order.

Selling Shares by Telephone

      To sell shares by telephone you must:

      o Pre-establish the telephone redemption privilege and wiring instructions (if applicable) by completing the appropriate section of the Account Application; and

      o Call the Transfer Agent at (800) 432-2504 by the close of the regular trading session of the NYSE (normally 4:00 PM Eastern time).

      The Transfer Agent will employ reasonable procedures to confirm that instructions received by telephone are valid. The Fund and the Transfer Agent will not be responsible for any losses resulting from unauthorized transactions when procedures reasonably designed to verify the identity of the caller are followed. Please note that the telephone redemption privilege is not available for IRA accounts.

Systematic Withdrawal Plan ("SWP")

      Shareholders with a balance of $25,000 may choose to participate in the Fund's Systematic Withdrawal Plan. This option allows you to make regular automatic withdrawals from your account. Withdrawals are processed on the 10th day of each month. To establish a SWP, you must complete the corresponding section on the Account Application. You may cancel your participation or change the amount of withdrawal at any time by calling the Transfer Agent at (800) 432-2504 or by written notification. The Fund may modify or terminate this option at any time, or may charge a service fee.

Signature Guarantees

      A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. A signature guarantee is required if any of the following is applicable:

     o You request a redemption by check that exceeds $100,000.

     o You would like a check made payable to anyone other than the shareholder(s) of record.

     o You would like a check mailed to an address which has been changed within 10 days of the redemption request.

     o You would like a check mailed to an address other than the address of record.

     o Establishing certain services after the account is opened.

      The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds. See "Emergency Circumstances" below.

         Signature guarantees can be obtained from most domestic banks, credit unions or savings associations, or from broker-dealers, national securities exchanges, registered securities exchanges, registered securities associations, clearing agencies, or other financial institutions that participate in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

      Notary publics cannot provide signature guarantees.

Involuntary Redemption

      The Fund reserves the right to redeem the shares held in any account if the account balance falls below the minimum initial investment requirement. Your account will not be closed if the drop below the minimum initial investment requirement is due to share price fluctuations. You will be given at least 60 days' written notice before involuntary redemptions are made. You may purchase shares to bring your account balance above the minimum during the 60-day grace period.

Redemptions-In-Kind

      The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of calculating the Fund's NAV. If a payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

Additional Redemption Information

      Payment for redeemed shares will normally be made on the next business day after redemption, but no later than seven days after the transaction. However, redemption proceeds for newly purchased shares may be delayed up to fifteen days after the purchase of the shares, pending verification that your check has cleared. Please note that the Fund seeks to prohibit short-term trading, as described under "Frequent Purchases and Redemptions of Fund Shares" below, and if you redeem newly purchased shares, the Fund reserves the right to reject any further purchase orders from you.

      The Transfer Agent will wire redemption proceeds only to a pre-established bank account. During periods of significant economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone at (800) 432-2504, the redemption request may be delivered to the Transfer Agent at the address referenced above under "Buying Shares by Mail."

Exchanging Fund Shares

      Generally, you may exchange your shares of the Fund for shares of any other series of the Trust. Currently, the Trust has one other series. You may realize either a gain or loss on those shares you exchange and will be responsible for paying the appropriate taxes. Requests to exchange shares are processed at the NAV next calculated after the Fund's Transfer Agent receives your request in good order. [If you have established telephone exchange privileges by checking the appropriate boxes and supplying the necessary information on the Account Application, you can make a telephone request to exchange your shares [for an additional fee of $__].]

      If you have purchased your Fund shares through a Service Agent, you must contact your Service Agent to exchange those shares. Service Agents may impose additional conditions on exchanges of Fund shares and may charge transaction or other account fees.

How Fund Shares are Priced

      o The Fund's share price, or NAV, changes daily. The price of shares you wish to purchase or redeem will be determined the next time the Fund's share price is calculated after the Fund's Transfer Agent receives your request in good order (as defined in "Shareholder Information" above).

      o The Fund's share price is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities of the Fund, by the number of Fund shares outstanding.

      o The Fund's share price is calculated as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) every day the NYSE is open.

      o The Fund's share price will not be calculated on holidays the NYSE observes, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

      o The Fund's investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Adviser. Short term instruments maturing within 60 days are valued at either original cost or amortized cost, both of which approximate current market value.

      o If market prices are not readily available for any securities in which the Fund has invested, those securities will be valued at fair value by or under the supervision of the Board and in accordance with Board-approved Pricing Policies and Procedures. These circumstances include, among others, the lack of available quotations for restricted or illiquid securities and halts in trading of securities.

      o Despite the Fund's best efforts, there is an inherent risk that the fair value price of an investment may be higher or lower than the price the Fund would have received if it had sold the investment.

      See the SAI for more detailed information.

Frequent Purchases and Redemptions of Fund Shares

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. Short-term trading ("market timing") involves frequent purchases and redemptions of Fund shares and may harm long-term shareholders of the Fund by diluting the value of Fund shares held by long-term shareholders, interfering in the efficient management of the Fund's portfolio, and increasing brokerage and administrative costs. Accordingly, the Board has adopted a policy pursuant to which the Fund seeks to prohibit market timing. The Fund or its agents may reject, without any prior notice, any purchase orders by any investor or group of investors, including purchase orders that the Fund or its agents believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund. Orders placed by investors in violation of the excessive trading policies may be revoked or cancelled, without prior notice, by the Fund on the next business day after receipt of the order. Transactions placed by shareholders through omnibus accounts held by financial intermediaries may be rejected, without prior notice, in whole or in part by the Fund.

      Steps that the Fund has taken to identify and discourage frequent trading include periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading inappropriately. However, due to the complexity and subjectivity involved in identifying market timing or excessive trading activity, the variety of strategies to avoid detection, and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify and restrict shareholders engaged in such activity. Additionally, the Fund may be unable to monitor the trading activity of beneficial owners of Fund shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by broker-dealers and other financial intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase and redeem Fund shares without the identities of the individual shareholders being known to the Fund. Accordingly, the ability of the Fund to monitor and detect excessive trading activity through omnibus accounts is very limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in such activity through omnibus accounts or to curtail such trading.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

      In addition to any increase in the value of shares which the Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

Dividends

      Dividends from stocks and interest earned from other investments are the Fund's main sources of investment income. The Fund intends to distribute substantially all of its income, less expenses, at least annually as dividends to shareholders.

Capital Gains

      When the Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

Buying a Dividend

      Purchasing shares of the Fund shortly before it makes dividends or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as "buying a dividend" because although the distribution is in effect a return of a portion of the purchase price, it is taxable.

      Unless you are investing in a tax-deferred account such as an IRA, you may want to consider waiting to invest until after the Fund makes a distribution.

Reinvestment of Dividends and Capital Gain Distributions

      Dividends and capital gain distributions made by the Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by writing to the Transfer Agent. Changes will be effective for distributions with a record date on or after the date the Transfer Agent receives your request.

Taxes

      Dividends paid from the Fund's net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. A portion of the dividends paid from the net investment income of the Fund may constitute "qualified dividends" eligible for the maximum federal income tax rate of 15%. The Fund will inform shareholders of any portion of its dividends that constitutes "qualified dividends."

      Distributions paid from the Fund's long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares.

      Gain or loss upon the sale of the Fund's shares will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset of the shareholder. The gain or loss will be considered long-term if you have held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income.

      In January, you will be sent Form 1099-DIV, which includes information about the tax status of any dividend and capital gain distributions made to you during the previous year. This information is also reported to the Internal Revenue Service ("IRS").

      To the extent the Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries.

      This prospectus gives only general tax information. Before you invest, consult your tax adviser on federal, state and local tax considerations for your specific situation.

OTHER SHAREHOLDER INFORMATION

Social Security Number/Taxpayer Identification Number

      The Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS rules and regulations for certain shareholders who have not certified that the Social Security number or taxpayer identification number ("TIN") they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS. This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

      To avoid backup withholding you must certify on the Account Application that your Social Security number or TIN is correct and that you are not subject to backup withholding.

STATEMENTS AND REPORTS

      The Transfer Agent sends confirmation statements after each transaction affecting your share balance and/or account registration. An annual statement is sent detailing any dividends or distributions. The Fund also sends quarterly reports which provide, among other things, a list of the Fund's portfolio holdings.

Household Mailings

      To reduce Fund expenses, the Fund attempts to identify related shareholders within a household and to send only one copy of a shareholder report or prospectus per household. You can call the Fund at (800) 776-5033 or visit the Fund's website at www.clipperfund.com if you would like an additional free copy of a Fund shareholder report or prospectus.

      If you do not want the mailing of shareholder reports and prospectuses combined with other members in your household, contact the Fund at (800) 776-5033. Your request will become effective within 30 days.

Electronic Delivery of Reports and Prospectus

      If you purchased Fund shares through a brokerage firm or a financial institution, electronic delivery of the Fund's shareholder reports and prospectus may be available. Go to www.icsdelivery.com and from the main page you can locate a list of brokers and financial


                                       19-
institutions. If your broker or financial institution is not listed, electronic delivery may not be available. At any time, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial institution.

Disclosure of Portfolio Holdings

      To ensure broad, unselective disclosure of the Fund's portfolio holdings information, the Fund's complete portfolio holdings data will be made available on its website (www.clipperfund.com, under the "Fund Facts" link), generally on the first business day following the 15th calendar day after quarter end. Such information will remain available on the website until the information for the next quarter is posted.

      A description of the Fund's policies and procedures with respect to disclosure of its portfolio holdings is available in the SAI and on the Fund's website.

Emergency Circumstances

      The Fund may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach the Fund by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing or redeeming shares by mail or overnight express delivery. The Fund can suspend redemptions and/or delay payments of redemption proceeds when the New York Stock Exchange is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission ("SEC").

Statement of Additional Information (SAI)

      The Fund's SAI has been filed with the SEC and is incorporated in this prospectus by reference, which means it is legally considered part of this prospectus. It contains more details on all aspects of the Fund. You may request a copy of the SAI, free of charge, by calling Shareholder Services at (800) 776-5033. The SAI is also available on the Fund's website at www.clipperfund.com.

FINANCIAL HIGHLIGHTS

      The Fund commenced operations on __________, 2005, upon the reorganization of the Predecessor Fund into the Fund. The following financial highlights table is intended to help you understand the Predecessor Fund's financial performance for the past five years. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Predecessor Fund assuming reinvestment of all dividends and distributions. This information, for the years ended December 31, 2003 and December 31, 2004, has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Predecessor Fund's financial statements, is included in the Predecessor Fund's Annual Report to Shareholders, and is incorporated by reference in the SAI. The financial highlights for the years preceding 2003 were audited by another independent registered public accounting firm whose reports expressed unqualified opinions on those statements.

      The Predecessor Fund's Annual Report to Shareholders are available, free of charge, by contacting the Fund at (800) 776-5033.

              [INSERT FINANCIAL HIGHLIGHTS FROM SHAREHOLDER REPORT]

                           SHAREHOLDER PRIVACY NOTICE

      Clipper Fund(SM) (the "Fund") collects nonpublic personal information about its shareholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information which is not publicly available and any list, description, or other grouping of shareholders that is derived using such information. For example, it includes your address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:

      o Information we receive from you on applications or other forms;

      o Information about your transactions with others, such as your financial adviser and other such intermediaries.

      We do not disclose nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

      o We receive your prior written consent;

      o We believe the recipient is your authorized representative;

      o We are permitted by law to disclose the information to the recipient in order to service your account(s); or

      o We are required by law to disclose information to the recipient.

      If you decide to close your account(s), we will continue to adhere to the privacy policies and practices as described in this notice.

      If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will also govern how your nonpublic personal information will be shared with other parties.

      We restrict access to your personal and account information to those employees who need to know that information to service your account(s). The Fund maintains physical, electronic, and procedural safeguards to protect your nonpublic personal information.

                          NOT A PART OF THE PROSPECTUS

For more information
                                                               [LOGO]
For investors who want more information about
the Fund, the following documents are available              PROSPECTUS
free upon request:                                           _____ , 2005

Annual/Semi-Annual/Quarterly Reports

Additional information about the Fund's
investments is available in the Fund's
Annual, Semi-Annual and Quarterly
Reports to shareholders. The Fund's
Annual Report will contain a discussion
of the market conditions and investment
strategies that significantly affected
the Fund's performance during its last
fiscal year.

Statement of Additional Information
(SAI) and Code of Ethics

The SAI provides more detailed
information about the Fund and is
incorporated into (and thus is legally a part of) this prospectus. The Code of Ethics describes the personal investing policies adopted by the Fund and the Adviser.

You can get free copies of the Fund's
shareholder reports and the SAI and
request other information or make
inquiries about the Fund by contacting
the Fund at:


CLIPPER FUND(SM)
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210

Telephone: (800) 776-5033

Transfer Agent: (800) 432-2504

Internet: www.clipperfund.com

E-mail: postmaster@clipperfund.com

The Fund's shareholder reports, SAI,
Code of Ethics, and other information
are available on the Fund's website at
www.clipperfund.com, at the SEC's Public
Reference Room in Washington D.C.
(1-202-942-8090) or on the EDGAR
database on the SEC's Internet site at
www.sec.gov. You may also obtain copies
of this information, after paying a
duplicating fee, by sending an e-mail
request to publicinfo@sec.gov or by
writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

Investment Company File No. 811-3931

CFT PROS 0405

                               CLIPPER FUNDS TRUST

                             CLIPPER ALL EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  _______, 2005

                       9601 Wilshire Boulevard, Suite 800
                         Beverly Hills, California 90210


Clipper Funds Trust (the "Trust") is an open-end management investment company issuing shares in two series or funds which are publicly offered. This statement of additional information ("SAI") contains information about the Clipper All Equity Fund series (the "Fund") of the Trust. The Trust's Clipper Fund series is offered through a separate prospectus and statement of additional information.

This SAI is not a prospectus but contains information in addition to, and more detailed than, that set forth in the Fund's prospectus (the "Prospectus") and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling 800-432-2504 or writing to the Trust at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210. This SAI and the Prospectus are both dated ______, 2005. Capitalized terms used herein and not defined have the same meanings as in the Prospectus.

As the Fund commenced business on the date of this SAI, no Annual or Semi-Annual Reports are currently available to shareholders of the Fund. Annual and Semi-Annual Reports will be available after the Fund has completed the applicable fiscal periods. When available, the Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the fiscal period covered by the Report. Shareholders may obtain a copy of the Annual or Semi-Annual Report, without charge, by calling 800-432-2504 or by downloading it from the Fund's website at [www. ___ .com].

                                TABLE OF CONTENTS


                                                                           PAGE

------------------------------------------------------------------|---------------------
GENERAL INFORMATION AND HISTORY                                   |        [ ]
------------------------------------------------------------------ ---------------------
INVESTMENT RESTRICTIONS AND POLICIES                              |        [ ]
------------------------------------------------------------------ ---------------------
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISKS           |        [ ]
------------------------------------------------------------------ ---------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                                  |        [ ]
------------------------------------------------------------------ ---------------------
MANAGEMENT OF THE FUND                                            |        [ ]
------------------------------------------------------------------ ---------------------
INVESTMENT ADVISORY AND OTHER SERVICES                            |        [ ]
------------------------------------------------------------------ ---------------------
CODES OF ETHICS                                                   |        [ ]
------------------------------------------------------------------ ---------------------
OTHER SERVICE PROVIDERS                                           |        [ ]
------------------------------------------------------------------ ---------------------
PROXY VOTING POLICIES                                             |        [ ]
------------------------------------------------------------------ ---------------------
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES               |        [ ]
------------------------------------------------------------------ ---------------------
PORTFOLIO TRANSACTION PRACTICES                                   |        [ ]
------------------------------------------------------------------ ---------------------
SHARES OF THE FUND                                                |        [ ]
------------------------------------------------------------------ ---------------------
PURCHASE, REDEMPTION AND PRICING OF SHARES                        |        [ ]
------------------------------------------------------------------ ---------------------
TAX STATUS                                                        |        [ ]
------------------------------------------------------------------ ---------------------
CALCULATION OF PERFORMANCE DATA                                   |        [ ]
------------------------------------------------------------------ ---------------------
APPENDIX A - RATINGS ON PREFERRED STOCK AND LONG-TERM AND
SHORT-TERM DEBT SECURITIES                                        |        [ ]
------------------------------------------------------------------ ---------------------
APPENDIX B - REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                                                   |         [ ]
------------------------------------------------------------------ ---------------------

                         GENERAL INFORMATION AND HISTORY

Clipper Funds Trust, a Delaware statutory trust, was organized on __________, 2005 as a statutory trust pursuant to the Delaware Statutory Trust Act. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. While the Fund is a non-diversified investment company and therefore is not subject to the statutory diversification requirements discussed above, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

The primary investment objective of the Fund is long-term capital growth. This investment objective is fundamental and cannot be changed without shareholder approval. In pursuit of its primary investment objective, the Fund will normally invest in securities that, in the opinion of Pacific Financial Research, Inc., the Fund's investment adviser (the "Adviser" or "PFR"), are priced significantly below the Adviser's estimates of their intrinsic values and offer good prospects for long-term capital growth.

                      INVESTMENT RESTRICTIONS AND POLICIES

The restrictions designated as fundamental policies in the Fund's Prospectus or SAI may not be changed without approval by the holders of a majority of the Fund's outstanding shares (as defined in the 1940 Act). If the Fund's Board of Trustees (the "Board") determines, however, that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Board may make such change without shareholder approval and will disclose any such material change in the then current prospectus. Any policy that is not specified in the Fund's Prospectus or in the SAI as being fundamental is non-fundamental.

Fundamental Investment Policies

The Fund has adopted and will follow the fundamental investment policies set forth below, which may not be changed without the approval of the lesser of (i) 2/3 or more of the voting securities present at a duly held meeting of Fund shareholders at which a quorum (more than 1/3 of outstanding shares) is present, or (ii) more than 1/2 of the outstanding voting securities of the Fund.

The Fund may not:

(1) Borrow money or issue senior  securities as defined in the 1940 Act,  except
(a) with regard to senior securities, as permitted pursuant to an order or a rule issued by the Securities and Exchange Commission (the "SEC"), (b) that the Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists), and (c) the Fund may enter into reverse repurchase agreements.

(2) Purchase or sell real estate (other than securities issued by companies that invest in real estate or interests therein or secured by real estate or interests therein).

(3) Purchase commodities or commodity contracts.

(4)  Underwrite  securities  of other  issuers,  except to the  extent  that the purchase of permitted investments directly from the issuer or from an underwriter for an issuer and the later disposition of such securities in
accordance  with  the  Fund's  investment   program  may  be  deemed  to  be  an
underwriting.

(5) Make loans to other persons, except that the Fund may lend portfolio securities to or enter into repurchase agreements with certain brokers, dealers and financial institutions aggregating up to 33 1/3% of the current value of the Fund's total assets.

Non-Fundamental Investment Policies

The Fund has adopted and will follow the non-fundamental investment policies set forth below, which may be changed by the Trust's Board of Trustees without the approval of the Fund's shareholders.

The Fund may not:

(1) Purchase securities on margin, except for short term credits necessary for the clearance of transactions.

(2) Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

(3) Pledge, mortgage, or hypothecate more than 15% of its net assets.

Concentration of Investments

The Fund intends to comply with the diversification standards applicable to regulated investment companies under the Code, which requires that the Fund diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited with respect to any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

The Fund may invest greater than 25% of its net assets in the securities of issuers conducting their principal business activities in the same industry. While the Fund's strategy of concentrating its investments in a limited number of securities and at times within certain industries has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in larger numbers of securities. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of securities.

Investment Restrictions Generally

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI which involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limit is exceeded immediately after and as a result of the specified acquisition of securities or utilization of assets.

            ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISKS

The Fund's principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail certain of the Fund's investment strategies and the associated risks.

"Out of Favor" Companies

The Fund generally invests in the securities of companies that are "out of favor" with other investors. Companies can become "out of favor" for many reasons. For instance, a company could face litigation risk due to alleged harm arising from the use of its products or due to the company's past conduct. A company could face operational and/or regulatory risk if one or more of its operating units is experiencing business or regulatory problems. The Adviser attempts to identify companies that are "out of favor" for reasons the Adviser believes are temporary in nature or that will result in less impairment of the company's business value than other investors expect. Of course, there are no assurances that the Adviser's assessment of the long-term intrinsic values of such securities will be accurate.

Common Stock

The Fund mainly invests in common stock. Common stock represents an equity or ownership interest in an issuer. It typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock. Common stock is subject to the market and other risks described in the Prospectus.

Preferred Stock

The Fund may invest in preferred stock, which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock dividends may be cumulative (requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock), non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Preferred stock does not ordinarily carry voting rights. The rights of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with the corporation's debt securities. For a description of preferred stock ratings see Appendix A.

Convertible Securities

The Fund may invest in convertible securities. These are bonds or preferred stocks that are convertible into a corporation's common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Cash/Temporary Defensive Positions

If the Adviser is unable to locate attractive investment opportunities, or when it considers market, economic or political conditions to be unfavorable for profitable investing, it may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies. For example, the Adviser may temporarily increase the Fund's cash position or invest a larger portion of its assets in money market instruments, as described below in "Short-Term Investments," or repurchase agreements. The Fund reserves the right to invest all of its assets in temporary defensive positions.

When the Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments or repurchase agreements, it may not participate in stock market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

Short-Term Investments

In order to earn a return on uninvested assets, to meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in domestic and foreign money market instruments, which include certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper as described below. Time deposits maturing in more than seven days will not be purchased by the Fund, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Fund. The Fund will not invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion, or the equivalent in non-U.S. currencies; (ii) in the case of a U.S. bank, it is a member of the Federal Deposit Insurance Corporation; and (iii) in the case of foreign branches of a U.S. bank, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities that may be purchased by the Fund.

The Fund may invest in U.S. Government agency obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank ("FHLB"), the Student Loan Marketing Association, the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Fund may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, Federal Home Loan Mortgage Company, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), and others are supported by the right of the issuer to borrow from the Treasury. A guarantee of principal by an agency or instrumentality of the U.S. Government may be a guarantee of payment at the maturity of the obligation; in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

Commercial Paper

Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. The Fund will only invest in commercial paper rated A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality. Refer to Appendix A for a description of commercial paper ratings. Certain notes may have floating or variable rates. A variable or floating rate note with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, based on procedures adopted by the Board of Trustees, such note is liquid.

Bank Debt Instruments

Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances, and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

Repurchase Agreements

The Fund may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities. In a repurchase agreement, the Fund buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. Under a repurchase agreement, the seller is required to maintain the value of securities, subject to the agreement, at a minimum of 102% of the repurchase price. The value of the securities will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with such requirement.

Repurchase agreements may be considered loans by the Fund to the seller, collateralized by the underlying securities. The use of repurchase agreements involves certain risks. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the agreement is entered into and at all times thereafter during the term of the agreement. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

Foreign Securities

The Fund may invest up to 15% of its total assets in foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, are represented by American Depositary Receipts ("ADRs") listed on a domestic securities exchange, or are traded in the U.S. over-the-counter market. The Fund does not hold foreign currency as an investment and will not invest in foreign currency contracts.

American Depositary Receipts. ADRs are publicly traded on exchanges or over-the-counter in the United States. ADRs may be "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the holders of the ADRs. Foreign issuers whose securities underlie unsponsored ADRs are not necessarily obligated to disclose material information in the markets in which the unsponsored ADRs are traded, and the market value of the ADRs may not be correlated with such information.

General Risks of Investing in Foreign Securities. Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

         Foreign Securities Markets. Trading volume on foreign markets is substantially less than on the New York Stock Exchange ("NYSE"). Further, securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for U.S. securities. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions, and there may be limited legal recourse against an issuer in the event of a default on a debt instrument.

         Currency Risk. The value of foreign securities held by the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of the Fund's assets that are denominated in that currency or traded in that country. In addition, the Fund may incur costs in connection with conversion between various currencies.

         Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund's investments.

         Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. Some of the foreign securities held by the Fund may not be registered with the SEC, nor will the issuers thereof be subject to the SEC's reporting requirements. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to the same accounting, auditing and financial reporting standards and requirements as U.S. companies.

         Foreign Tax Risk. The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. However, to the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

         Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Illiquid Securities

The Fund may invest up to 10% of its net assets in illiquid securities, including without limitation securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, and securities such as repurchase agreements having a maturity of longer than seven days. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.

The Trust's Board of Trustees has authorized the Adviser to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The fair value of these securities will be determined by or under the supervision of the Board of Trustees in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on such a security will reflect its ultimate value on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 10% of the Fund's net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate, which may cause the Fund's net asset value to decline.

Borrowing

The Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while such outstanding borrowings in excess of 5% of its net assets exist). If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding.

Loans of Portfolio Securities

The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan are maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Fund does not currently lend its portfolio securities nor does it have any present intention to lend portfolio securities having an aggregate value in excess of 10% of the current value of the Fund's total assets. However, the Fund reserves the right to lend portfolio securities having an aggregate value of up to 33 1/3% of the current value of the Fund's total assets. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that had delivered cash-equivalent collateral. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Fund or the Adviser.

When-Issued, Forward Delivery and Delayed Settlement Securities

The Fund may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. When-issued or forward delivery securities refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by the Fund until it receives payment or delivery from the other party to any of the transactions described above. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

The Fund will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. The value of the securities underlying a when-issued or a forward delivery purchase of securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of the Fund starting on the date the Fund agrees to purchase the securities. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Fund may earn income on securities it has deposited in a segregated account. The Fund engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices, and not to increase its investment leverage.

Portfolio Turnover

A change in the securities held by the Fund is known as "portfolio turnover." In addition to trading costs, higher rates of portfolio turnover may result in the realization of capital gains. The Fund will not normally engage in short-term trading, but reserves the right to do so. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

Investment Companies

In connection with the management of its daily cash position, the Fund may invest in securities issued by other investment companies. The Fund may also invest in securities issued by other investment companies by purchasing the securities of certain foreign investment funds or trusts called passive foreign investment companies.

Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made, not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

PFR and the Trust's Board of Trustees have adopted Portfolio Holdings Disclosure Policies and Procedures ("Disclosure Policies and Procedures") which are designed to protect the confidentiality of the Fund's non-public portfolio holdings information and prevent inappropriate disclosure of such holdings.

The Board exercises continuing oversight over the disclosure of the Fund's portfolio holdings by (i) overseeing the implementation and enforcement of the Disclosure Policies and Procedures by the Trust's Chief Compliance Officer (the "CCO"), (ii) reviewing reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the "Advisers Act")) that may arise in connection with the Disclosure Policies and Procedures, and (iii) reviewing the Disclosure Policies and Procedures from time to time for their continued appropriateness. PFR and the Board reserve the right to amend the Disclosure Policies and Procedures at any time and from time to time without prior notice in their sole discretion.

Registered investment companies that are sub-advised by PFR may be subject to different portfolio holdings disclosure polices, and neither the Board nor PFR exercises control over such policies. In addition, PFR's separately managed account clients have access to their portfolio holdings and are not subject to the Fund's Disclosure Policies and Procedures. Certain of PFR's separately managed accounts and investment companies which it sub-advises have substantially similar or identical investment objectives and strategies to those of the Fund, and therefore have substantially similar, and in certain cases nearly identical, portfolio holdings as the Fund. In that connection, with respect to PFR's separately managed account clients that have directed PFR to provide portfolio holdings information to one or more third-party representatives, PFR requires such third-party representatives to execute written portfolio holdings confidentiality and non-disclosure agreements if they receive or wish to receive portfolio holdings information prior to the public disclosure of the Fund's portfolio holdings as described below. These confidentiality and non-disclosure agreements seek to prohibit such representatives from trading directly or indirectly based on the portfolio holdings information of any client account, including the Fund.

For purposes of the Disclosure Policies and Procedures, the term "portfolio holdings" means the equity and fixed income securities (e.g., stocks and bonds) held by the Fund and does not mean the Fund's investments in cash and cash equivalents.

General Policy

No information concerning the Fund's portfolio holdings may be disclosed to any third party (affiliated or unaffiliated) except as provided below:

         Disclosure of Complete Portfolio Holdings. The Fund makes its calendar quarter-end portfolio holdings available on its website on the first business day following the 15th calendar day after quarter end.

Disclosure to financial intermediaries (such as financial advisers), consultant databases, ratings agencies (such as Morningstar and Lipper), as well as affiliated persons of the Fund or PFR, may be made no earlier than one day after the Fund's portfolio holdings are made available on its website, unless such disclosure is subject to a written confidentiality agreement which includes a duty not to trade on nonpublic information. As of __________, 2005, the Fund had no ongoing arrangements to disclose nonpublic portfolio holdings information to any such persons.

         Disclosure to Service Providers. Nothing contained in the Disclosure Policies and Procedures is intended to prevent disclosure of portfolio holdings information to the Adviser's and Fund's service providers and each of their respective affiliates who generally need access to such information in the performance of their contractual duties and responsibilities, provided that each such entity is subject to duties of confidentiality imposed by law, professional ethics standards and/or contract. The frequency of disclosure to and between the service providers varies and may be as frequent as daily, with no lag.

As of _____________, 2005, the Fund's complete portfolio holdings are disclosed to the following recipients as an incidental part of ongoing arrangements that serve legitimate business purposes: (i) the Fund's administrator and custodian pursuant to fund administration and custody agreements, respectively, under which the Fund's portfolio holdings information is provided daily on a real-time basis; (ii) the Fund's and the Adviser's independent registered public accounting firms and attorneys engaged by the Fund to whom the Fund provides portfolio holdings information as needed with no lag times after the date of the information; (iii) Reuters, Bloomberg and IDC, pursuant to pricing agreements between each such party and the Fund's administrator, under which the Fund's portfolio holdings information is provided as needed on a real-time basis; and
(iv) ADP Investor Communications Services, Inc. in connection with a proxy voting services agreement under which Fund and managed account holdings information is provided as needed on a real-time basis.

         Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading. PFR's trading or research groups may periodically distribute without a delay lists of applicable investments held by PFR's clients, including the Fund, for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists will not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, the Fund does not consider such disclosure to be a waiver of the Disclosure Policies and Procedures. The frequency of disclosure to broker-dealers for trading and research purposes is determined by PFR's trading and research groups in connection with fulfilling their trading and research duties to both the Fund and PFR's separately managed account clients. Such disclosure varies and may be as frequent as daily, with no delay.

         Disclosure of Non-Material Information. The Disclosure Policies and Procedures permit certain employees of PFR ("Fund Representatives") to provide oral or written information disclosing or confirming any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information (collectively, portfolio commentary and analysis) in connection with or relating to the Fund or its portfolio holdings to any person provided that (1) the Fund Representative has made a good faith judgment that the portfolio commentary and analysis does not effectively result in the disclosure of the Fund's complete portfolio holdings (unless such information has already been made publicly available), (2) where commentary and analysis contemplates individual portfolio holdings which have already been made public, aggregate position size is not disclosed, (3) the portfolio commentary and analysis does not, either directly or indirectly, constitute material nonpublic information, and (4) the CCO has approved the portfolio commentary and analysis. In approving any portfolio commentary and analysis the CCO must make a good faith determination that the information does not constitute material nonpublic information, which involves an assessment of the particular facts and circumstances.

Nonexclusive examples of portfolio commentary and analysis about the Fund or its underlying securities include (1) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

The portfolio commentary and analysis (including any statistical information) may be provided to Fund shareholders, members of the press in connection with media interviews, persons considering investing in the Fund or representatives of such persons (e.g., fiduciaries of 401(k) plans or trusts or their advisers, and consultants or other interested parties in connection with due diligence meetings). The content and nature of the information provided to such persons may differ.

PFR's management, in its sole discretion, may determine not to provide portfolio commentary and analysis to any person who would otherwise be eligible to receive such information under the Disclosure Policies and Procedures, or may determine to make such disclosure publicly as provided by the Disclosure Policies and Procedures.

         Disclosure of Portfolio Holdings to Certain Analytic Companies. Certain analytic companies which calculate aggregate portfolio characteristics for consultants may receive quarterly holdings information without a delay, provided that (1) the recipient agrees in writing not to distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written nondisclosure (and non-use) agreement. As of January 1, 2005, the Fund had no ongoing arrangements to disclose Fund portfolio holdings information to any analytic companies.

Disclosure as Required by Law

The Fund's portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund will be disclosed to any person as required by applicable laws, rules, regulations and court orders. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by PFR or the Fund as required by applicable laws, rules, regulations and court orders must be authorized by the CCO.

Waivers or Exceptions of Disclosure Policies

The Disclosure Policies and Procedures may not be waived, or exceptions made, without the consent of the CCO and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the CCO and/or the Fund's attorneys. All waivers and exceptions will be disclosed to the Board of Trustees at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver, and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure.

Prohibition on Receipt of Compensation or Other Consideration

No compensation or other consideration is received by the Fund, the Adviser or any affiliated party in connection with any disclosure of portfolio holdings information. "Consideration" includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser.

                             MANAGEMENT OF THE FUND

The business of the Fund is supervised by the Trust's Board of Trustees. The Board establishes the Fund's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust, the Adviser, and other service providers. The Board currently consists of four Trustees, who are elected and serve until their successors are elected and qualified.

The Trustees and executive officers of the Trust and their principal occupations for at least the last five years are set forth below.


                                                                                      Number of
                                                                                     Portfolios in
          Name,             Position(s)    Term of Office         Principal          Fund Complex        Other
        Address,             Held with     and Length of    Occupation(s) During     Overseen by     Directorships
         and Age             the Trust      Time Served         Past 5 Years           Trustee      Held by Trustee

"Interested" Trustee

James H. Gipson*           President and                      President, Chief
9601 Wilshire Blvd. #800    Chairman of                       Executive Officer,
Beverly Hills, CA 90210    the Board of    Indefinite and     Principal and                          Clipper Fund,
(62)                         Trustees     since inception     Portfolio Manager, PFR      Two             Inc.

Independent Trustees**

F. Otis Booth, Jr.
9601 Wilshire Blvd. #800                  Indefinite and                                             Clipper Fund,
Beverly Hills, CA 90210       Trustee     since inception     Private investor            Two             Inc.
(80)

Lawrence P. McNamee
9601 Wilshire Blvd. #800                  Indefinite and                                             Clipper Fund,
Beverly Hills, CA 90210       Trustee     since inception     Retired educator            Two             Inc.
(69)

Norman B. Williamson
9601 Wilshire Blvd. #800                   Indefinite and                                             Clipper Fund,
Beverly Hills, CA 90210       Trustee     since inception     Private investor            Two             Inc.
(72)

Officers
Michael Kromm
9601 Wilshire Blvd. #800                  Indefinite and     Operations Manager,
Beverly Hills, CA 90210      Treasurer    since inception            PFR                  N/A             N/A
(59)

Michael C. Sandler
9601 Wilshire Blvd. #800                  Indefinite and       Vice President,
Beverly Hills, CA 90210   Vice President  since inception      Principal, and             N/A             N/A
(49)                                                       Portfolio Manager, PFR

                                                              Vice President and
                                                            Senior Counsel, State
Julie Tedesco                                               Street Bank and Trust
State Street Bank and                     Indefinite and       Company (2000 -
Trust Company                Secretary    since inception    present); Counsel,           N/A             N/A
One Federal Street                                           First Data Investor
Boston, MA 02110                                            Services Group, Inc.,
                                                                (1994 - 2000).

                                                            Corporate Counsel and
Leora R. Weiner, Esq.                                       CCO, PFR (July 2004 -
9601 Wilshire Blvd. #800                                    Present); Securities
Beverly Hills, CA 90210   Vice President  Indefinite and    Compliance Examiner,
(34)                          and CCO     since inception            SEC                  N/A             N/A
                                                              (2000 - June 2004)


* Mr. Gipson is an "interested" person of the Trust, as defined in the 1940 Act, by virtue of his affiliation with PFR, the Fund's investment adviser.

** Trustees who are not "interested" persons of the Trust, as defined in the 1940 Act.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office, or removal by a vote of 2/3 of the shares entitled to vote. Trustees may also be removed, with cause, by action of 2/3 of the remaining Trustees or without cause, by action of 80% of the remaining Trustees.

Board Committees

The Board has an Audit Committee comprised solely of the Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Trustees"). Messrs. Booth, McNamee and Williamson are the current members of the Committee. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Fund's independent public registered accounting firm (the "Accounting Firm"), approves all auditing and other services provided to the Fund by the Accounting Firm, and reviews with the Accounting Firm the plan and results of the audit engagement and matters having a material effect on the Fund's financial statements.

The Board has a Nominating Committee, comprised solely of the Independent Trustees. Messrs. Booth, McNamee and Williamson are the current members of the Committee. The Nominating Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees.

Fund Securities Owned By Trustees

The following table sets forth the dollar range of securities of the Fund beneficially owned by each Trustee of the Trust as of __________, 2005.

---------------------------------------------------- ------------------------
                                                     Dollar Range of Equity
                                                     Securities in the Fund
---------------------------------------------------- ------------------------
"Interested" Trustee
---------------------------------------------------- ------------------------
James H. Gipson
---------------------------------------------------- ------------------------

---------------------------------------------------- ------------------------
Independent Trustees
---------------------------------------------------- ------------------------
F. Otis Booth, Jr.
---------------------------------------------------- ------------------------
Lawrence P. McNamee
---------------------------------------------------- ------------------------
Norman B. Williamson
---------------------------------------------------- ------------------------


Trustee Compensation

The following table sets forth the estimated Trustee compensation for the Trust's first full fiscal year. Trustees of the Trust who are not officers or employees of the Adviser are entitled to receive from the Trust $2,500 per quarter. When Clipper Fund, Inc., a registered investment company, is reorganized as an additional series of the Trust (anticipated to occur on or about __________, 2005), Trustee compensation will increase to $5,000 per quarter.


---------------------------- ------------------- ----------------------- ---------------------- ----------------------
                                 Aggregate       Pension or Retirement     Estimated Annual      Total Compensation
                             Compensation from    Benefits Accrued as        Benefits Upon        from Fund Complex
        Trustee                   the Fund       Part of Fund Expenses        Retirement          Paid to Trustees1
---------------------------- ------------------- ----------------------- ---------------------- ----------------------
"Interested" Trustee
---------------------------- ------------------- ----------------------- ---------------------- ----------------------
James H. Gipson                     $0                      $0                      $0                    $0
---------------------------- ------------------- ----------------------- ---------------------- ----------------------
Independent Trustees
---------------------------- ------------------- ----------------------- ---------------------- ----------------------
F. Otis Booth, Jr.                 $10,000                  $0                      $0                   $20,000
---------------------------- ------------------- ----------------------- ---------------------- ----------------------
Lawrence P. McNamee                $10,000                  $0                      $0                   $20,000
---------------------------- ------------------- ----------------------- ---------------------- ----------------------
Norman B. Williamson               $10,000                  $0                      $0                   $20,000
---------------------------- ------------------- ----------------------- ---------------------- ----------------------



(1) This is the total amount compensated to the Trustee for his service on the Trust's Board and the board of any other investment company in the fund complex. The Fund's fund complex includes Clipper Fund, Inc., until such date as the reorganization of Clipper Fund, Inc. into a series of the Trust becomes effective.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Certain information regarding investment advisory and other services is in the Fund's Prospectus.

The Adviser

Pacific Financial Research, Inc., is an investment adviser registered with the SEC under the Advisers Act. Registration with the SEC as an investment adviser does not involve supervision of management or investment practices and policies by the SEC. James H. Gipson, President and Chairman of the Board of Trustees of the Trust, is President and Chief Executive Officer of the Adviser. The Adviser is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. d/b/a Old Mutual Asset Management, the U.S.-based asset management division of Old Mutual plc, a London Stock Exchange-listed global financial services organization. Bruce G. Veaco is the Adviser's Chief Financial Officer.

Under the Fund's investment advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities, in accordance with the Fund's investment objective,
(ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Adviser, (iii) maintains required books and records with respect to the Fund's securities transactions and provides such periodic and special reports as reasonably requested by the Trust's Board of Trustees, (iv) provides the custodian of the Fund's securities on each business day with a list of trades for that day, and (v) provides persons satisfactory to the Trust's Board of Trustees to act as officers of the Trust. The Adviser is also responsible for (i) the compensation of any of the Trust's Trustees and officers who are interested persons of the Adviser or its affiliates (other than by reason of being Trustees, officers or employees of the Trust) and (ii) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective investors.

The Fund is responsible and has assumed the obligation for payment of all of its other expenses, including without limitation (a) brokerage and commission expenses, (b) federal, state or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d) its pro rata portion of compensation of any of the Trust's Trustees, officers or employees who are not "interested persons" of the Trust, (e) charges and expenses of the Fund's custodian, transfer and dividend paying agent and registrar, (f) all costs associated with shareholder meetings and the preparation and dissemination of proxy solicitation materials, (g) legal and auditing expenses, (h) printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (i) payment of all investment advisory and Fund administration fees, (j) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable state securities laws, including expenses of renewing and increasing such registrations and qualifications, (k) insurance premiums on the Fund's property and personnel, including the fidelity bond and liability insurance for officers and directors, (l) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records as required by the 1940 Act, including the pricing of the Fund's portfolio securities and the calculation of its daily net asset value, and (m) any extraordinary and non-recurring expenses, except as otherwise prescribed herein.

The Advisory Agreement is effective through ______________. Thereafter, it may be continued for successive periods not to exceed one year, provided that such continuance is specifically approved annually by the Trust's Board of Trustees, and by a majority of the Independent Trustees, in person at a meeting called for the purpose of voting on such approval.

For its services under the Advisory Agreement, the Adviser receives compensation from the Fund in the amount of 1% of the Fund's average daily net assets. The Advisory Agreement is terminable on 60 days' written notice by vote of a majority of the Fund's outstanding shares, or by vote of a majority of the Trust's entire Board of Trustees, or by the Adviser on 60 days' written notice, and automatically terminates in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties thereunder.

The Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and has numerous advisory clients in addition to the Fund, including other registered investment companies.

As the Fund has not commenced operations, it has not paid any investment advisory fees to the Adviser.

Board Determinations  [To be updated.]

In determining whether to approve the Advisory Agreement with respect to the Fund, the Board of Trustees of the Trust evaluated information provided by PFR in accordance with Section 15(c) of the 1940 Act as well as information provided at prior meetings of the Board of Directors of Clipper Fund, Inc. ("Clipper Fund"), for which the Adviser also serves as investment adviser and for which each of the Trustees also serves as a Director. At its ______________, 2005 meeting, the Board considered a number of factors in recommending approval of the Advisory

Agreement, including (1) the nature, extent and quality of services previously furnished by PFR to Clipper Fund and to be furnished by PFR to the Fund; (2) the investment performance of Clipper Fund, which is managed pursuant to the same core investment strategy as the Fund (differing only as a result of varying allocations of cash and cash equivalents), compared to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies; (3) the advisory fees and other expenses that would be paid by the Fund compared to those of similar funds managed by other investment advisers, and the projected profitability to PFR of its investment advisory relationship with the Fund; and (4) the extent to which economies of scale would be realized as the Fund grows.

The information below summarizes the Board's considerations in connection with its approval of the Advisory Agreement. In deciding to approve the Advisory Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval. In considering these matters, the Trustees were advised with respect to relevant legal standards by counsel to the Trust. The Independent Trustees discussed the approval of the Advisory Agreement with management and in a private session with counsel at which no representatives the Adviser were present. Board approvals were confirmed by the separate vote of the Independent Trustees.

[DESCRIPTION OF SPECIFIC FACTORS CONSIDERED TO BE ADDED BY AMENDMENT.]

Based on their review, the Board of Trustees as a whole, and the Independent Trustees separately, concluded that the advisory fees and other expenses of the Fund are fair, both absolutely and in comparison with those of other funds in the various peer groups, and that the shareholders of the Fund are likely to receive reasonable value in return for paying such fees and expenses, and approved the Advisory Agreement.

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund as identified in the Prospectus and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under "Codes of Ethics" and "Proxy Voting Policies."

The following persons (the "Portfolio Managers"), each of whom are principals and portfolio managers of PFR, are responsible for day-to-day management of the
Fund: James H. Gipson, Peter J. Quinn, Michael C. Sandler, Nugroho (Dede) Soeharto, Kelly M. Sueoka and Bruce G. Veaco. All of PFR's client accounts, including the Fund, are generally managed pursuant to the same core investment strategy and therefore are jointly managed by all of the Portfolio Managers. PFR's core strategy is comprised of two composites, "Unconventional Value," which can hold unlimited cash, cash equivalents and bonds, and "95+ Equity," which generally holds 5% or less in cash and cash equivalents. Each Portfolio Manager has additional investment discretion over certain client accounts (none of which are registered investment companies or other pooled investment vehicles) which are not included in either of these composites due to investment policy restrictions imposed by such clients. Set forth below is certain information, as of December 31, 2004, regarding all of the accounts managed by PFR other than the Fund:


                                              PFR ACCOUNTS CONTAINED IN

                                   "UNCONVENTIONAL VALUE" AND "95+ EQUITY" COMPOSITES

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                                                   Total Assets in
                                                                          Number of Accounts     Accounts that Charge
                                                    Total Assets in           that Charge         Performance-Based
    Type of Account        Number of Accounts           Accounts           Performance-Based            Fees
                                 Managed                 ($MM)                   Fees                   ($MM)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Registered Investment               3                    $8,157                  None                    N/A
Companies
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Other Pooled Investment           None                    N/A                    None                    N/A
Vehicles
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Other Accounts                     114                   $7,020                    6                    $213
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

                                     PFR ACCOUNTS OVER WHICH EACH PORTFOLIO MANAGER

                                      MAINTAINS ADDITIONAL DISCRETIONARY AUTHORITY


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                          Number of Accounts       Total Assets in
                                Number of           Total Assets in           that Charge       Accounts that Charge
   Portfolio Manager        Accounts Managed            Accounts           Performance-Based      Performance-Based
                                                         ($MM)                   Fees                   Fees
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
James H. Gipson                    10                   $1,127                   None                    N/A
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Peter J. Quinn                      8                    $184                    None                    N/A
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Michael C. Sandler                                        N/A                    None                    N/A
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Nugroho (Dede) Soeharto             6                    $226                    None                    N/A
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Kelly M. Sueoka                     1                     $93                    None                    N/A
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Bruce G. Veaco                     12                    $302                    None                    N/A
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Because all of PFR's client accounts are managed pursuant to the same core investment strategy and differ only as a result of client-mandated investment restrictions and cash allocations, PFR believes that no material conflicts of interest arise in connection with any Portfolio Manager's management of the Fund and PFR's other client accounts.

Each Portfolio Manager is currently a principal of PFR. As a principal, each Portfolio Manager's compensation from PFR includes an annual salary (paid monthly) and participation in PFR's profits (paid throughout the year). The level of profit participation for a Portfolio Manager is generally based on tenure with the firm. PFR believes that the Portfolio Managers' compensation is based primarily on long-term performance rather than short-term considerations, as the profit element of compensation is significantly greater than the salary component, and the firm's profits are related principally to long-term account performance and client retention.

The following table sets forth the dollar range of securities of the Fund owned by each Portfolio Manager as of December 31, 2004.

-------------------------- ----------------------------------------------------
Portfolio Manager                 Dollar Range of Securities in the Fund

-------------------------- ----------------------------------------------------

James H. Gipson                                    None
-------------------------- ----------------------------------------------------

Peter J. Quinn                                     None
-------------------------- ----------------------------------------------------

Michael C. Sandler                            $50,001-100,000
-------------------------- ----------------------------------------------------

Nugroho (Dede) Soeharto                            None
-------------------------- ----------------------------------------------------

Kelly M. Sueoka                                    None
-------------------------- ----------------------------------------------------

Bruce G. Veaco                                     None
-------------------------- ----------------------------------------------------


                             OTHER SERVICE PROVIDERS

State Street Bank and Trust Company, Post Office Box 1713, Mutual Funds Operations-P2N, Boston, MA 02105, acts as the administrator and custodian of the securities and other assets of the Fund and provides accounting services to the Fund.

Boston Financial Data Services, 330 W. 9th St. 4th Floor, Kansas City, MO 64105, acts as the transfer agent of the Fund.

ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 is the Fund's distributor.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, is the Fund's independent registered public accounting firm.

Paul, Hastings, Janofsky & Walker, LLP, 515 South Flower Street, Los Angeles, CA 90071, acts as legal counsel to the Fund.

                                 CODES OF ETHICS

Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. PFR recognizes that the personal investment transactions of its principals and employees demand the application of high ethical standards, and PFR requires that all such transactions be carried out in a manner that does not endanger the interest of any client. At the same time, PFR believes that if investment goals are similar for PFR's clients, including the Fund, and for PFR's principals and employees, it is logical and even desirable that there be common ownership of some securities. Therefore, the Fund and PFR have adopted a Code of Ethics which seeks to address all conflicts of interest as well as the appearance of any such conflicts, particularly with respect to PFR's trading on behalf of client accounts and personal trading by PFR employees.

Among other things, the Code of Ethics prohibits any director, trustee, officer or employee of the Trust or PFR, or any member of his or her immediate family (collectively, "Access Persons") from trading in any security being purchased or sold, or being considered for purchase or sale, by PFR for any client account. In addition, all trustees, directors, officers and employees of the Trust of PFR (or any company in a control relationship to the Trust or PFR) who, in connection with their regular duties, make, direct, participate in or obtain information regarding the purchase or sale of securities by the Fund ("Advisory Persons") are required to pre-clear with PFR's CCO every securities trade of companies with market capitalizations of $5 billion or greater at the time of initial purchase. Finally, all Access Persons are required to disclose annually all holdings of covered securities and to instruct any broker-dealers with which they have personal trading accounts to send to the CCO duplicate broker trade confirmations and account statements on a quarterly basis.

Although the Code of Ethics prohibits Advisory Persons from trading securities for their personal accounts before PFR trades such securities for its client accounts, Advisory Persons may trade such securities after the client trades have been completed. Due to market movements, Advisory Persons may occasionally trade at prices favorable to those received by clients. This notwithstanding, in order to prevent Advisory Persons from capitalizing on the market effect of client trades, the Code of Ethics prohibits Advisory Persons from trading opposite to the Adviser's recommendations for clients.

The Trust has also adopted a supplemental code of ethics for its principal and senior financial officers. The supplemental code is designed to deter wrongdoing and to promote honest and ethical conduct; full, fair, accurate, timely, and understandable disclosure in reports and documents filed by the Fund with the SEC; and compliance with applicable governmental laws, rules and regulations.

                              PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight. The right to vote proxies with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

At least annually, the Adviser is required to provide to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser is required to submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved. For this purpose, a "conflict of interest" is deemed to occur when the Adviser or an affiliated person of the Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, other than the obligation the Adviser incurs as investment adviser to the Fund, which may compromise the Adviser's independence of judgment and action in voting the proxy.

The Trust is required to file a report of the Fund's complete proxy voting record for the 12 months ended June 30 on Form N-PX no later than August 31st of each year. After August 31, 2006, information regarding how the Adviser voted proxies relating to voting portfolio securities for the Fund will be available without charge, upon request, by calling toll-free (800) 776-5033 and on the SEC's web site at www.sec.gov.

PFR's Proxy Voting Policy

PFR has adopted proxy voting policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients, including the Fund. Unless a client specifically reserves the right to vote its own proxies, PFR generally votes proxies pursuant to the following guidelines, although PFR may vote in a different manner when it deems appropriate. PFR's portfolio managers are responsible for determining how to vote each proxy.

PFR generally votes in favor of proposals introduced by company management with respect to the following types of issues:

         o Election of directors (unless an alternative slate of directors has been proposed, in which case PFR determines how to vote on a case by case basis);

         o     Approval of independent registered public accountants;

         o     Executive compensation plans;

         o     Corporate structure; and

         o     Limiting directors' liability.

PFR generally votes against management proposals that it believes are designed to entrench management or to unreasonably deter an acquisition of the company at a fair price to shareholders such as the following:

         o     Proposals to stagger board members' terms;

         o Proposals to limit the ability of shareholders to call special meetings;

         o     Proposals to require super majority votes;

         o Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

         o     Proposals to implement "poison pill" provisions; and

         o     Proposals to implement "fair price" provisions.

With respect to all other matters, PFR votes on a case-by-case basis based on an evaluation of what it believes to be in the best long-term economic interest of its clients.

PFR's interests may, in certain proxy voting situations, be in conflict with the interests of clients, including the Fund. PFR may have a conflict, for example, if a company that is soliciting a proxy is a client of PFR or is a major vendor for PFR. PFR may also have a conflict if PFR personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates. "Routine" proxy proposals, such as uncontested elections of directors, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, if PFR's Corporate Counsel (who also serves as PFR's CCO) believes that a conflict of interest may exist, she may consult with PFR's outside counsel to determine whether such proposals involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, PFR may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client's consent for PFR's vote. Other possible resolutions may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) designating a person or committee to vote that has no knowledge of any relationship between PFR and this issuer, its officers or directors, director candidates, or proxy proponents; (iii) voting in proportion to other shareholders; or (iv) voting in other ways that are consistent with PFR's obligation to vote in its clients' best interests. In the case of the Fund, any proxy votes involving a material conflict of interest will be presented to the Trust's Board of Trustees for ratification at its next quarterly meeting.



              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A "control person" of a fund is one who owns beneficially or through controlled companies more than 25% of the voting securities of the fund or acknowledges his or her control of the fund. As of the date of this SAI, the Fund is under the control of Michael C. Sandler, Vice President of the Trust and an affiliate of the Adviser, who had voting authority with respect to 100% of the outstanding shares in the Fund on such date. However, once the Fund commences investment operations and its shares are sold to the public, Mr. Sandler's control will be diluted.

                         PORTFOLIO TRANSACTION PRACTICES

Execution Quality

The duty to obtain best execution is a fundamental fiduciary obligation of all investment advisers and generally has been described as the duty to seek the best terms reasonably available under the circumstances when placing trades for clients. With this in mind, PFR has adopted Best Execution Policies and Procedures which formalize PFR's standard operating procedures in the area of brokerage practices. PFR has established a Brokerage Oversight Committee that is responsible for the oversight of PFR's brokerage practices, including implementing, monitoring compliance with, and updating (when necessary) PFR's brokerage policies and procedures.

In selecting broker-dealers to execute securities transactions on behalf of PFR's clients, including the Fund, PFR seeks to evaluate each broker-dealer's capabilities to provide best execution according to criteria established by the Brokerage Oversight Committee. Such criteria include, but are not limited to, price; the size of the order; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved; and the quality of services rendered by the broker-dealer in that and other transactions. In addition, PFR may utilize electronic communications networks to place orders for clients' transactions to gain liquidity, price improvement, lower commission rates, and anonymity.

Soft Dollars

Although PFR seeks to obtain best execution when placing trades on behalf of the Fund, PFR may, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), pay on behalf of the Fund a commission that is higher than another qualified broker-dealer might charge to effect the same transaction where PFR determines, in good faith, that the commission is reasonable in relation to the value of brokerage and research services received, viewed in terms of either that particular transaction or PFR's overall responsibilities with respect to all client accounts for which PFR exercises investment discretion. Accordingly, in seeking best execution, the determinative factor is not the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of brokerage services, including the value of research provided, execution capability, and any of the criteria outlined under "Execution Quality" above.

Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services and products with "soft dollars". Because such services provide benefits to PFR, and because the soft dollars used to acquire them in placing the Fund's trades are assets of the Fund, PFR may have a conflict of interest in allocating the Fund's brokerage business. In other words, PFR may receive valuable benefits by selecting particular broker-dealers to execute the Fund's transactions and the transaction commissions charged by those broker-dealers may not be the lowest commissions PFR might otherwise have been able to negotiate. Because PFR generally manages all of its client accounts, including the Fund, pursuant to the same core investment strategy (differing only as a result of client-mandated investment restrictions and varying allocations of cash and cash equivalents), brokerage and research products and/or services obtained by PFR are generally used to service all of PFR's clients. Therefore, research obtained by PFR through the use of the Fund's soft dollars generally also benefits PFR's other clients, and conversely, research obtained through the allocation of trades of PFR's other clients generally also benefits the Fund.

PFR uses soft dollars to acquire both proprietary research, which is created and provided by a full service broker-dealer ("bundled research") and third-party research, which is created by a party other than the executing broker-dealer. PFR also defrays the cost of certain computer and communication systems that facilitate trade execution such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems or order-entry services with brokerage commissions generated by client transactions. PFR believes that such computer and communication systems constitute "brokerage services" for purposes of Section 28(e).

Where a particular service or product that a broker-dealer is willing to provide for soft dollars has not only a research application, but is also useful to PFR for non-research purposes, PFR allocates the cost of the product or service between its research and non-research uses and pays for only the research portion with soft dollars. PFR's interest in making such an allocation may differ from clients' interests in that PFR has an incentive to designate as great a portion of the cost of research as possible in order to permit payment with soft dollars.

PFR monitors transaction results as orders are executed to evaluate the quality of execution provided, to determine that compensation rates are competitive, and otherwise to evaluate the reasonableness of the compensation paid to those broker-dealers in light of all the factors described above.

Aggregation of Orders

Because PFR performs investment management services for various clients pursuant to the same core investment strategy, differing only as a result of client-mandated investment restrictions and varying cash allocations, PFR generally executes trade orders as concurrent authorizations, or "trading programs," to purchase or sell the same security for most, if not all, accounts served by PFR, including the Fund.

In a trading program, PFR typically combines client orders to increase efficiency, establish positions in an expedient manner, and obtain volume discounts resulting in lower per share commissions. Shares are generally allocated on a pro rata basis, subject to minimum purchase/sale amounts to avoid excessive transaction costs. While PFR generally purchases or sells stocks in several rounds or tranches (based on liquidity), its goal is to complete the trades as rapidly and quietly as possible. Trading programs may take from several days to several weeks or more to complete depending upon the availability of the securities at the targeted price range. Trading programs may be canceled before they are completed for any reason including a change in the price of the security or a change in PFR's opinion of the security. Participating clients receive the average price for all transactions in a security on any given day, with transaction costs shared on a pro rata basis. Generally, partially filled orders are also allocated on a pro rata basis. However, if a partial fill is so small such that a pro rata allocation across all participating accounts is not practicable, PFR allocates such shares on a random basis, as determined by PFR's trade order management software.

Over-the-Counter and Third Market Trades

The Fund may in some instances trade in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. Traditionally, over-the-counter trades have been done on a principal basis; however, in accordance with current industry trend, unless otherwise directed, broker-dealers execute such transactions on an agency basis. Fixed income securities are still traded on a principal basis. The Fund may also purchase listed securities through the third market (i.e., where broker-dealers which are not members of any exchange and institutional investors trade over-the-counter in exchange-listed securities). Transactions in the third market are done on an agency basis.

Commission Recapture

PFR may direct certain of the Fund's portfolio transactions to particular firms which have agreed to credit portions of their brokerage commissions to the Fund to offset certain Fund operating expenses, such as custody and transfer agency fees.

Brokerage Commissions

As the Fund has not commenced operations, it has not paid any brokerage commissions.

                               SHARES OF THE FUND

The Trust was organized as a Delaware statutory trust on February 22, 2005. The beneficial interest of each series of the Trust is divided into an unlimited number of shares, with no par value. The Fund's shares have equal dividend, distribution, liquidation and voting rights. Holders of the Fund's shares have no conversion or pre-emptive rights. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of capital stock may not be modified except by vote of the holders of a majority of the outstanding shares.

The Board of Trustees is authorized to create new series ("funds") or classes of shares of beneficial interest in a fund in addition to those already existing without the approval of shareholders of the Trust. The assets received by the Trust upon sale of shares of the Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses of the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund will be allocated on the basis of each fund's relative net assets during the fiscal year. Each issued and outstanding share of a fund is entitled to participate equally in dividends and distributions declared by the fund and upon liquidation or dissolution of the fund in the net assets remaining after satisfaction of outstanding liabilities. The Declaration of Trust of the Trust (the "Declaration") specifically authorizes the Board to terminate the Trust or any fund by notice to the shareholders without shareholder approval.

In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Trust is not required to hold an annual meeting of shareholders. However, as provided in the Declaration and the By-laws of the Trust, shareholder meetings may be called by a majority of the Trustees, by the President or, upon written request of shareholders holding, in the aggregate, not less than 10% of the shares of the Trust (if shareholders of all series are required under the Declaration to vote in the aggregate) or of any series of the Trust (if shareholders of such series are entitled under the Declaration to vote by individual series), for the purpose as may be prescribed by law, the Declaration or the By-laws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable, including changing fundamental policies, electing or removing Trustees, and approving or amending an investment advisory agreement.

The By-laws of the Trust provide that one-third of the outstanding shares entitled to vote will be a quorum for the transaction of any business at a shareholder meeting, except as may otherwise be required by the 1940 Act or other applicable law. Except when a larger vote is required by any provision of the Declaration or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the interests voted will decide any questions and a plurality of the interests voted will elect a Trustee. Where any provision of law or of the Declaration requires that the shareholders of any series will vote as a series (or that shareholders of a class will vote as a class), then a majority of the interests of that series (or class) voted on that matter (or a plurality with respect to the election of a Trustee) will decide that matter with respect to that series (or class). The affirmative vote by a majority of the shareholders present, in person or by proxy, at such meeting will be sufficient for adjournments. Any adjourned meeting may be held no more than six months after the original meeting without notice, unless a new record date for the adjourned meeting is fixed.

The Trust communicates important information to shareholders through Annual, Semi-Annual and Quarterly Reports, newsletters, special mailings and other events throughout the year. For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Certain information regarding pricing, purchasing, and redeeming Fund shares is contained in the Prospectus under the caption "Shareholder Information."

Valuation of Assets in Determining Net Asset Value

In valuing the Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on the New York Stock Exchange ("NYSE") are valued at the last sale price on the NYSE on the business day as of which such value is being determined at 4:00 p.m. Eastern time. If there has been no sale on the NYSE on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on the NYSE on such day, then the security is valued by such method as the Board of Trustees of the Trust determines in good faith to reflect its fair value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges are valued in like manner. In the case of NASDAQ, the NASDAQ Official Closing Price will be used. Readily marketable securities traded only in the over-the-counter market are valued at the current bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Fair Value

The Board of Trustees has adopted guidelines and procedures to "fair value" securities for which market prices are not readily available. Fair value pricing may be used, for example, in the unlikely event that trading is halted for a particular security or the security is thinly traded. Fair valuation is the responsibility of the Trust's Valuation Committee. In making a fair value determination, all relevant factors will be considered and an analysis of the investment itself is of primary importance, but external factors such as general market development and news events may also be relevant. Pursuant to these procedures, fair values are determined using the best information available at the time. The Valuation Committee will report at least quarterly to the Board of Trustees in the event fair value pricing is utilized.

Purchase of Fund Shares

Orders for shares received by the Fund prior to the close of business on the NYSE on each day that the NYSE is open for trading are priced at net asset value per share computed as of the close of the NYSE on that day (normally 4:00 p.m. Eastern time). Orders received after the close of the NYSE or on a day it is not open for trading are priced at the close of NYSE on the next day on which it is open for trading at the next determined net asset value per share.

In-Kind Redemptions

Under unusual circumstances, when the Board of Trustees deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. Should the in-kind distribution contain illiquid securities, the redeeming shareholder could have difficulty converting these assets into cash.

                                   TAX STATUS

Information  about the tax  status of the Fund and  certain  federal  income tax
consequences  to  Fund   shareholders  is  contained  in  the  Prospectus  under
"Dividends, Capital Gain Distributions and Taxes."

Federal Income Tax Consequences

The Fund will be treated as a separate entity for Federal income tax purposes. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. To so qualify (i) not more than 25% of the total value of the Fund's assets may be invested in securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Fund's assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month will be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If the Fund invests in zero coupon bonds upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. Similarly, if the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If the Fund invests in Treasury-inflation protected securities ("TIPS"), it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund's investment in either zero coupon bonds or

TIPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Taxation of Shareholders

The Fund makes distributions to shareholders, if any, from net investment income and any net capital gains that it has realized. These distributions will be taxable to shareholders, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account).

Distributions paid from the Fund's net investment income will be taxable as ordinary income or as qualified dividend income. Ordinary income is subject to graduated federal tax rates as high as 35%; qualified dividend income is currently subject to a maximum federal tax rate of 15%. The Fund will designate the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that the Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service (the "IRS") will qualify for qualified dividend treatment when paid out to investors.

Distributions from the Fund's net short-term capital gains are taxable as ordinary income. Distributions from the Fund's long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares. Long-term capital gains are currently subject to a maximum federal income tax rate of 15%.

Absent further legislation, the reduced maximum tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period of the redeeming shareholder. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Shareholders may also be subject to state and local taxes.

The Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations ("backup withholding") from dividend payments and redemption and exchange proceeds if a shareholder fails to furnish his Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the shareholder's account is opened.

Taxes on Foreign Securities

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income (which will be reduced to two categories beginning in 2007). The Fund may have foreign source income allocable to the four following categories: (i) passive income; (ii) high withholding tax interest; (iii) dividends from a non-controlled foreign corporation pursuant to Section 902 of the Code; and (iv) other income not specifically categorized. Of these categories, a substantial part of the Fund's income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, the Fund cannot assure shareholders of the correctness of any allocation made.

Other Matters

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on a shareholder. Shareholders are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Fund may occasionally advertise performance data such as total return (before and after taxes) or yield. To facilitate the comparability of these statistics from one mutual fund to another, the SEC has developed guidelines for the calculation of these statistics. The Fund will calculate its performance data in accordance with these guidelines.

Average Annual Total Return

The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is calculated by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                  P(1+T)(n)=ERV

       where:

       P        =        hypothetical initial payment of $1,000.
       T        =        average annual total return.
       n        =        period covered by the computation, expressed in years.
       ERV      =        ending redeemable
                         value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five- or 10-year periods.

The calculation of average annual total return assumes the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

After-Tax Returns

The Fund may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Fund. The Fund's total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Fund for a specified period of time. The Fund's total return after taxes on distributions and sale of the Fund's shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of the Fund's shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are not taken into consideration.

Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictions of future tax effects.

Average Annual Total Return (After Taxes on Distributions). The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the specified periods that would equate with the initial amount invested to the ending value, according to the following formula:

                              P(1+T)(n)=ATV(D)

      where:

      P        =     a hypothetical initial payment of $1,000.
      T        =     average annual total return (after taxes on distributions).
      n        =     number of years.
      ATV(D)   =     ending value of a  hypothetical  $1,000 payment made at the beginning of the one-,  five-,  or ten-year  periods at the end of the one-,  five- or 10-year  periods  after taxes on
                     the   Fund's   distributions,   but  not  after   taxes  on
                     redemption.

Average Annual Total Returns (After Taxes on Distributions and Redemption). The average annual total return (after taxes on distributions and redemptions) is computed by finding the average annual compounded rate of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                              P(1+T)(n)=ATV(DR)

      where:

      P        =     a hypothetical initial payment of $1,000.
      T        =     average annual total return (after taxes on distributions
                     and redemptions).
      n        =     number of years.
      ATV(DR)  =     ending value of a  hypothetical  $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods after taxes on Fund distributions and redemptions.

                                   APPENDIX A

     RATINGS ON PREFERRED STOCK AND LONG-TERM AND SHORT-TERM DEBT SECURITIES


Standard & Poor's ("S&P") Preferred Stock Ratings -- Investment Grade
S&P's ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A preferred stock issue rated "AAA" has the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         A preferred stock issue rated "AA" also qualifies as a high-quality issue. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         An issue rated "A" is backed by sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

         An issue rated "BBB" is regarded as backed by adequate capacity to pay preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

S&P Preferred Stock Ratings -- Non-Investment Grade

         Preferred stock issues rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         A preferred stock issue rated "CC" is currently paying, but in arrears on, dividends or sinking fund payments.

         A preferred stock issue rated "C" is nonpaying.

         A preferred stock issue rated "D" is nonpaying with the issuer in default on debt instruments.

Moody's Long-Term Debt Ratings -- Investment Grade

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

         Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds and preferred stock. Aa securities are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

         Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's Long-Term Debt Ratings -- Non-Investment Grade

         Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds and preferred stock in this class.

         Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Bonds and preferred stock which are rated C are the lowest rated class of bonds and issues so rated and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Short-Term Debt Ratings -- Investment Grade

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         o  Leading market positions in well-established industries.
         o  High rates of return on funds employed.
         o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Moody's Short-Term Debt Ratings -- Non-Investment Grade

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Long-Term Credit Ratings - Investment Grade
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

S&P Long-Term Credit Ratings -- Non-Investment Grade

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         An  obligation   rated  "B"  is  more  vulnerable  to  nonpayment  than
obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         An obligation rated "CC" is currently highly vulnerable to nonpayment.

         The rating "C" may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

S&P Short-Term Credit Ratings -- Investment Grade

         A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

S&P Short-Term Credit Ratings -- Non-Investment Grade

         A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         A short-term obligation rated "D" is in default. The "D" rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                   APPENDIX B

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                           [TO BE ADDED BY AMENDMENT.]

                               Clipper Funds Trust

                                  Clipper Fund

                       Statement of Additional Information

                                  _______, 2005

                       9601 Wilshire Boulevard, Suite 800
                         Beverly Hills, California 90210



Clipper Funds Trust (the "Trust") is an open-end management investment company issuing shares in two series or funds which are publicly offered. This statement of additional information ("SAI") contains information about the Clipper Fund series (the "Fund") of the Trust. The Trust's Clipper All Equity Fund series is offered through a separate prospectus and statement of additional information.

This SAI is not a prospectus but contains information in addition to, and more detailed than, that set forth in the Fund's prospectus (the "Prospectus") and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling 800-432-2504 or writing to the Trust at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210. This SAI and the Prospectus are both dated ______, 2005. Capitalized terms used herein and not defined have the same meanings as in the Prospectus.

The Fund intends to commence operations on or about ____________, 2005, the date of the acquisition of the assets and liabilities of Clipper Fund, Inc. (the "Predecessor Fund"), a registered investment company for which Pacific Financial Research, Inc. ("PFR" or the "Adviser") serves as investment adviser. As of the date of the acquisition, all of the holders of issued and outstanding shares of the Predecessor Fund will receive shares of the Fund. The Fund has the same investment objective and principal investment policies as, and principal investment restrictions which are substantially similar to, those of the Predecessor Fund. The Board of Trustees of the Trust is composed primarily of the same persons who served on the Board of Directors of the Predecessor Fund.

Annual and Semi-Annual Reports will be available after the Fund has completed the applicable fiscal periods. When available, the Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the fiscal period covered by the Report. Shareholders may obtain a copy of the Annual or Semi-Annual Report for the Predecessor Fund without charge, by calling 800-432-2504 or by downloading it from the Fund's website at [www. ___ .com].

                                TABLE OF CONTENTS

                                                                        Page

----------------------------------------------------------|---------------------
General Information And History                                          [ ]
----------------------------------------------------------|---------------------
Investment Restrictions And Policies                                     [ ]
----------------------------------------------------------|---------------------
Additional Information About Fund Investments And Risks                  [ ]
----------------------------------------------------------|---------------------
Disclosure Of Portfolio Holdings                                         [ ]
----------------------------------------------------------|---------------------
Management Of The Fund                                                   [ ]
----------------------------------------------------------|---------------------
Investment Advisory And Other Services                                   [ ]
----------------------------------------------------------|---------------------
Codes Of Ethics                                                          [ ]
----------------------------------------------------------|---------------------
Other Service Providers                                                  [ ]
----------------------------------------------------------|---------------------
Proxy Voting Policies                                                    [ ]
----------------------------------------------------------|---------------------
Control Persons And Principal Holders Of Securities                      [ ]
----------------------------------------------------------|---------------------
Portfolio Transaction Practices                                          [ ]
----------------------------------------------------------|---------------------
Shares of the Fund                                                       [ ]
----------------------------------------------------------|---------------------
Purchase, Redemption And Pricing Of Shares                               [ ]
----------------------------------------------------------|---------------------
Tax Status                                                               [ ]
----------------------------------------------------------|---------------------
Calculation Of Performance Data                                          [ ]
----------------------------------------------------------|---------------------
Appendix A - Ratings on Preferred Stock and
 Long-Term and Short-Term Debt Securities                                [ ]
----------------------------------------------------------|---------------------

                        General Information And History

Clipper Funds Trust, a Delaware statutory trust, was organized on __________, 2005 as a statutory trust pursuant to the Delaware Statutory Trust Act. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Predecessor Fund was organized in December 1983 as a California corporation under the General Corporation Law of California and commenced operation on February 29, 1984.

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. While the Fund is a non-diversified investment company and therefore is not subject to the statutory diversification requirements discussed above, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

The primary investment objective of the Fund is long-term capital growth and capital preservation. This primary investment objective is fundamental and cannot be changed without shareholder approval. In pursuit of its primary investment objective, the Fund will normally invest in securities that, in the opinion of Pacific Financial Research, Inc., the Fund's investment adviser (the "Adviser" or "PFR"), are priced significantly below the Adviser's estimates of their intrinsic values and offer good prospects for long-term capital growth.

                      Investment Restrictions And Policies

The restrictions designated as fundamental policies in the Fund's Prospectus or SAI may not be changed without approval by the holders of a majority of the Fund's outstanding shares (as defined in the 1940 Act). If the Trust's Board of Trustees (the "Board") determines, however, that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Board may make such change without shareholder approval and will disclose any such material change in the then current prospectus. Any policy that is not specified in the Fund's Prospectus or in the SAI as being fundamental is non-fundamental.

Fundamental Investment Policies

The Fund has adopted and will follow the fundamental investment policies set forth below, which may not be changed without the approval of the lesser of (i) 2/3 or more of the voting securities present at a duly held meeting of Fund shareholders at which a quorum (more than 1/3 of outstanding shares) is present, or (ii) more than 1/2 of the outstanding voting securities of the Fund.

The Fund may not:

(1) Borrow money or issue senior  securities as defined in the 1940 Act,  except
(a) with regard to senior securities, as permitted pursuant to an order or a rule issued by the Securities and Exchange Commission (the "SEC"), (b) that the Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists), and (c) the Fund may enter into reverse repurchase agreements.

(2) Purchase or sell real estate (other than securities issued by companies that invest in real estate or interests therein or secured by real estate or interests therein).

(3) Purchase commodities or commodity contracts.

(4)  Underwrite  securities  of other  issuers,  except to the  extent  that the purchase of permitted investments directly from the issuer or from an underwriter for an issuer and the later disposition of such securities in
accordance  with  the  Fund's  investment   program  may  be  deemed  to  be  an
underwriting.

(5) Make loans to other persons, except that the Fund may lend portfolio securities to or enter into repurchase agreements with certain brokers, dealers and financial institutions aggregating up to 33 1/3% of the current value of the Fund's total assets.

Non-Fundamental Investment Policies

The Fund has adopted and will follow the non-fundamental investment policies set forth below, which may be changed by the Trust's Board of Trustees without the approval of the Fund's shareholders.

The Fund may not:

(1) Purchase securities on margin, except for short term credits necessary for the clearance of transactions.

(2) Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

(3) Pledge, mortgage, or hypothecate more than 15% of its net assets.

Concentration of Investments

The Fund intends to comply with the diversification standards applicable to regulated investment companies under the Code, which requires that the Fund diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited with respect to any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

The Fund may invest greater than 25% of its net assets in the securities of issuers conducting their principal business activities in the same industry. While the Fund's strategy of concentrating its investments in a limited number of securities and at times within certain industries has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in larger numbers of securities. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of securities.

Investment Restrictions Generally

Any investment restriction or limitation, fundamental or otherwise, appearing in the Prospectus or SAI which involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limit is exceeded immediately after and as a result of the specified acquisition of securities or utilization of assets.

             Additional Information About Fund Investments And Risks

The Fund's principal investment strategies and the risks associated with those strategies are described in the Prospectus. The following section describes in greater detail certain of the Fund's investment strategies and the associated risks.

"Out of Favor" Companies

The Fund generally invests in the securities of companies that are "out of favor" with other investors. Companies can become "out of favor" for many reasons. For instance, a company could face litigation risk due to alleged harm arising from the use of its products or due to the company's past conduct. A company could face operational and/or regulatory risk if one or more of its operating units is experiencing business or regulatory problems. The Adviser attempts to identify companies that are "out of favor" for reasons the Adviser believes are temporary in nature or that will result in less impairment of the company's business value than other investors expect. Of course, there are no assurances that the Adviser's assessment of the long-term intrinsic values of such securities will be accurate.

Common Stock

The Fund mainly invests in common stock. Common stock represents an equity or ownership interest in an issuer. It typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock. Common stock is subject to the market and other risks described in the Prospectus.

Preferred Stock

The Fund may invest in preferred stock, which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock dividends may be cumulative (requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock), non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Preferred stock does not ordinarily carry voting rights. The rights of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with the corporation's debt securities. For a description of preferred stock ratings see Appendix A.

Convertible Securities

The Fund may invest in convertible securities. These are bonds or preferred stocks that are convertible into a corporation's common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Warrants

The Fund may invest in warrants. A warrant entitles the holder to buy a stated number of shares of a security at a fixed price by a specified date. The Fund may invest in a warrant to participate in an anticipated increase in the market value of the underlying security. If the market value of such security increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may only purchase warrants on securities in which the Fund may invest directly.

Debt Securities

The Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities, or state or municipal government agencies that, in the opinion of the Adviser, offer long-term capital appreciation possibilities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if the Fund invests in the debt obligations described above, such investments will generally be made when the Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Adviser expects interest rates to rise, unless the Adviser nonetheless expects the potential for capital gains (because, for example, the debt obligations are convertible into equity securities).

The Fund's investments in debt securities will generally consist of investment grade securities rated BBB or higher by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), as well as unrated securities which the Advisor believes have similar characteristics. For a description of debt security ratings see Appendix A.

Non-Investment Grade Securities

The Fund may invest in non-investment grade securities. Such securities may include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks. Below-investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are likely to lead to a weakened capacity to pay principal and interest compared to higher-grade securities. The fixed income and convertible securities may be non-rated debt and/or debt rated as low as D, the lowest rating category of S&P and Moody's. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Such debt obligations are regarded as extremely speculative investments with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to deterioration of general economic conditions. For a description of non-investment grade security ratings see Appendix A.

Short-Term Investments

In order to earn a return on uninvested assets, to meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in domestic and foreign money market instruments, which include certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper as described below. Time deposits maturing in more than seven days will not be purchased by the Fund, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Fund. The Fund will not invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion, or the equivalent in non-U.S. currencies; (ii) in the case of a U.S. bank, it is a member of the Federal Deposit Insurance Corporation; and (iii) in the case of foreign branches of a U.S. bank, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities that may be purchased by the Fund.

The Fund may invest in U.S. Government agency obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank ("FHLB"), the Student Loan Marketing Association, the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Fund may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, Federal Home Loan Mortgage Company, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., GNMA), and others are supported by the right of the issuer to borrow from the Treasury. A guarantee of principal by an agency or instrumentality of the U.S. Government may be a guarantee of payment at the maturity of the obligation; in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

Commercial Paper

Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. The Fund will only invest in commercial paper rated A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality. Refer to Appendix A for a description of commercial paper ratings. Certain notes may have floating or variable rates. A variable or floating rate note with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, based on procedures adopted by the Board of Trustees, such note is liquid.

Bank Debt Instruments

Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances, and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

Repurchase Agreements

The Fund may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities. In a repurchase agreement, the Fund buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. Under a repurchase agreement, the seller is required to maintain the value of securities, subject to the agreement, at a minimum of 102% of the repurchase price. The value of the securities will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with such requirement.

Repurchase agreements may be considered loans by the Fund to the seller, collateralized by the underlying securities. The use of repurchase agreements involves certain risks. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the agreement is entered into and at all times thereafter during the term of the agreement. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

Foreign Securities

The Fund may invest up to 15% of its total assets in foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, are represented by American Depositary Receipts ("ADRs") listed on a domestic securities exchange, or are traded in the U.S. over-the-counter market. The Fund does not hold foreign currency as an investment and will not invest in foreign currency contracts.

American Depositary Receipts. ADRs are publicly traded on exchanges or over-the-counter in the United States. ADRs may be "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the holders of the ADRs. Foreign issuers whose securities underlie unsponsored ADRs are not necessarily obligated to disclose material information in the markets in which the unsponsored ADRs are traded, and the market value of the ADRs may not be correlated with such information.

General Risks of Investing in Foreign Securities. Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

      Foreign Securities Markets. Trading volume on foreign markets is substantially less than on the New York Stock Exchange ("NYSE"). Further, securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. The Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies may be subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for U.S. securities. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions, and there may be limited legal recourse against an issuer in the event of a default on a debt instrument.

      Currency Risk. The value of foreign securities held by the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of the Fund's assets that are denominated in that currency or traded in that country. In addition, the Fund may incur costs in connection with conversion between various currencies.

      Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund's investments.

      Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. Some of the foreign securities held by the Fund may not be registered with the SEC, nor will the issuers thereof be subject to the SEC's reporting requirements. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to the same accounting, auditing and financial reporting standards and requirements as U.S. companies.

      Foreign Tax Risk. The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. However, to the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

      Transaction Costs. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody charges, are generally higher than those of domestic transactions.

Illiquid Securities

The Fund may invest up to 10% of its net assets in illiquid securities, including without limitation securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, and securities such as repurchase agreements having a maturity of longer than seven days. Under SEC rules, an investment in a security is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.

The Trust's Board of Trustees has authorized the Adviser to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The fair value of these securities will be determined by or under the supervision of the Board of Trustees in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on such a security will reflect its ultimate value on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 10% of the Fund's net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate, which may cause the Fund's net asset value to decline.

Borrowing

The Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while such outstanding borrowings in excess of 5% of its net assets exist). If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding.

Loans of Portfolio Securities

The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan are maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Fund does not currently lend its portfolio securities nor does it have any present intention to lend portfolio securities having an aggregate value in excess of 10% of the current value of the Fund's total assets. However, the Fund reserves the right to lend portfolio securities having an aggregate value of up to 33 1/3% of the current value of the Fund's total assets. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that had delivered cash-equivalent collateral. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Fund or the Adviser.

When-Issued, Forward Delivery and Delayed Settlement Securities

The Fund may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. When-issued or forward delivery securities refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by the Fund until it receives payment or delivery from the other party to any of the transactions described above. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

The Fund will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary,  be sold on or before the  settlement  date.  The value of the
securities   underlying  a  when-issued  or  a  forward  delivery   purchase  of
securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of the Fund starting on the date the Fund agrees to purchase the securities. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Fund may earn income on securities it has deposited in a segregated account. The Fund engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices, and not to increase its investment leverage.

Portfolio Turnover

A change in the securities held by the Fund is known as "portfolio turnover." In addition to trading costs, higher rates of portfolio turnover may result in the realization of capital gains. The Fund will not normally engage in short-term trading, but reserves the right to do so. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

Investment Companies

In connection with the management of its daily cash position, the Fund may invest in securities issued by other investment companies. The Fund may also invest in securities issued by other investment companies by purchasing the securities of certain foreign investment funds or trusts called passive foreign investment companies.

Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. The Fund intends to limit its investments so that, as determined immediately after a securities purchase is made, not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies.

                        Disclosure Of Portfolio Holdings

PFR and the Trust's Board of Trustees have adopted Portfolio Holdings Disclosure Policies and Procedures ("Disclosure Policies and Procedures") which are designed to protect the confidentiality of the Fund's non-public portfolio holdings information and prevent inappropriate disclosure of such holdings.

The Board exercises continuing oversight over the disclosure of the Fund's portfolio holdings by (i) overseeing the implementation and enforcement of the Disclosure Policies and Procedures by the Trust's Chief Compliance Officer (the "CCO"), (ii) reviewing reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the "Advisers Act")) that may arise in connection with the Disclosure Policies and Procedures, and (iii) reviewing the Disclosure Policies and Procedures from time to time for their continued appropriateness. PFR and the Board reserve the right to amend the Disclosure Policies and Procedures at any time and from time to time without prior notice in their sole discretion.

Registered investment companies that are sub-advised by PFR may be subject to different portfolio holdings disclosure polices, and neither the Board nor PFR exercises control over such policies. In addition, PFR's separately managed account clients have access to their portfolio holdings and are not subject to the Fund's Disclosure Policies and Procedures. Certain of PFR's separately managed accounts and investment companies which it sub-advises have substantially similar or identical investment objectives and strategies to those of the Fund, and therefore have substantially similar, and in certain cases nearly identical, portfolio holdings as the Fund. In that connection, with respect to PFR's separately managed account clients that have directed PFR to provide portfolio holdings information to one or more third-party representatives, PFR requires such third-party representatives to execute written portfolio holdings confidentiality and non-disclosure agreements if they receive or wish to receive portfolio holdings information prior to the public disclosure of the Fund's portfolio holdings as described below. These confidentiality and non-disclosure agreements seek to prohibit such representatives from trading directly or indirectly based on the portfolio holdings information of any client account, including the Fund.

For purposes of the Disclosure Policies and Procedures, the term "portfolio holdings" means the equity and fixed income securities (e.g., stocks and bonds) held by the Fund and does not mean the Fund's investments in cash and cash equivalents.

General Policy

No information concerning the Fund's portfolio holdings may be disclosed to any third party (affiliated or unaffiliated) except as provided below:

Disclosure  of  Complete  Portfolio  Holdings.   The  Fund  makes  its  calendar
quarter-end portfolio holdings available on its website on the first business day following the 15th calendar day after quarter end.

Disclosure to financial intermediaries (such as financial advisers), consultant databases, ratings agencies (such as Morningstar and Lipper), as well as affiliated persons of the Fund or PFR, may be made no earlier than one day after the Fund's portfolio holdings are made available on its website, unless such disclosure is subject to a written confidentiality agreement which includes a duty not to trade on nonpublic information. As of _________, 2005, the Fund had no ongoing arrangements to disclose nonpublic portfolio holdings information to any such persons.

Disclosure to Service  Providers.  Nothing contained in the Disclosure  Policies and Procedures is intended to prevent disclosure of portfolio holdings information to the Adviser's and Fund's service providers and each of their respective affiliates who generally need access to such information in the performance of their contractual duties and responsibilities, provided that each such entity is subject to duties of confidentiality imposed by law, professional ethics standards and/or contract. The frequency of disclosure to and between the service providers varies and may be as frequent as daily, with no lag.

As of _____________, 2005, the Fund's complete portfolio holdings are disclosed to the following recipients as an incidental part of ongoing arrangements that serve legitimate business purposes: (i) the Fund's administrator and custodian pursuant to fund administration and custody agreements, respectively, under which the Fund's portfolio holdings information is provided daily on a real-time basis; (ii) the Fund's and the Adviser's independent registered public accounting firms and attorneys engaged by the Fund to whom the Fund provides portfolio holdings information as needed with no lag times after the date of the information; (iii) Reuters, Bloomberg and IDC, pursuant to pricing agreements between each such party and the Fund's administrator, under which the Fund's portfolio holdings information is provided as needed on a real-time basis; and
(iv) ADP Investor Communications Services, Inc. in connection with a proxy voting services agreement under which Fund and managed account holdings information is provided as needed on a real-time basis.

Disclosure of Portfolio Holdings to Broker-Dealers to Facilitate Trading. PFR's trading or research groups may periodically distribute without a delay lists of applicable investments held by PFR's clients, including the Fund, for the purpose of facilitating efficient trading of such securities and receipt of relevant research. Such lists will not identify individual clients or individual client position sizes or show aggregate client position sizes. Since this disclosure does not involve the disclosure of complete portfolio holdings identified by client, the Fund does not consider such disclosure to be a waiver of the Disclosure Policies and Procedures. The frequency of disclosure to broker-dealers for trading and research purposes is determined by PFR's trading and research groups in connection with fulfilling their trading and research duties to both the Fund and PFR's separately managed account clients. Such disclosure varies and may be as frequent as daily, with no delay.

Disclosure of Non-Material Information. The Disclosure Policies and Procedures permit certain employees of PFR ("Fund Representatives") to provide oral or written information disclosing or confirming any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information (collectively, portfolio commentary and analysis) in connection with or relating to the Fund or its portfolio holdings to any person provided that
(1) the Fund Representative has made a good faith judgment that the portfolio commentary and analysis does not effectively result in the disclosure of the Fund's complete portfolio holdings (unless such information has already been made publicly available), (2) where commentary and analysis contemplates individual portfolio holdings which have already been made public, aggregate position size is not disclosed, (3) the portfolio commentary and analysis does not, either directly or indirectly, constitute material nonpublic information, and (4) the CCO has approved the portfolio commentary and analysis. In approving any portfolio commentary and analysis the CCO must make a good faith determination that the information does not constitute material nonpublic information, which involves an assessment of the particular facts and circumstances.

Nonexclusive examples of portfolio commentary and analysis about the Fund or its underlying securities include (1) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions, (3) the attribution of Fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the Fund.

The portfolio commentary and analysis (including any statistical information) may be provided to Fund shareholders, members of the press in connection with media interviews, persons considering investing in the Fund or representatives of such persons (e.g., fiduciaries of 401(k) plans or trusts or their advisers, and consultants or other interested parties in connection with due diligence meetings). The content and nature of the information provided to such persons may differ.

PFR's management, in its sole discretion, may determine not to provide portfolio commentary and analysis to any person who would otherwise be eligible to receive such information under the Disclosure Policies and Procedures, or may determine to make such disclosure publicly as provided by the Disclosure Policies and Procedures.

Disclosure of Portfolio Holdings to Certain Analytic Companies. Certain analytic companies which calculate aggregate portfolio characteristics for consultants may receive quarterly holdings information without a delay, provided that (1) the recipient agrees in writing not to distribute the specific holdings information to third parties, other departments or persons before the expiration of the applicable delay period and public disclosure of such information and (2) the recipient signs a written nondisclosure (and non-use) agreement. As of January 1, 2005, the Fund had no ongoing arrangements to disclose Fund portfolio holdings information to any analytic companies.

Disclosure as Required by Law

The Fund's portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund will be disclosed to any person as required by applicable laws, rules, regulations and court orders. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by PFR or the Fund as required by applicable laws, rules, regulations and court orders must be authorized by the CCO.

Waivers or Exceptions of Disclosure Policies

The Disclosure Policies and Procedures may not be waived, or exceptions made, without the consent of the CCO and the execution of a written non-disclosure (and non-use) agreement in a form and substance acceptable to the CCO and/or the Fund's attorneys. All waivers and exceptions will be disclosed to the Board of Trustees at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver, and the length of the delay, if any, between the date of the information and the date on which the information is disclosed to the recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure.

Prohibition on Receipt of Compensation or Other Consideration

No compensation or other consideration is received by the Fund, the Adviser or any affiliated party in connection with any disclosure of portfolio holdings information. "Consideration" includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser.

                             Management Of The Fund

The business of the Fund is supervised by the Trust's Board of Trustees. The Board establishes the Fund's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust, the Adviser, and other service providers. The Board currently consists of four Trustees, who are elected and serve until their successors are elected and qualified.

The Trustees and executive officers of the Trust and their principal occupations for at least the last five years are set forth below.


                                                                                       Number of
                                                                                    Portfolios in Fund
        Name,              Position(s)    Term of Office                                Complex            Other
       Address,             Held with     and Length of    Principal Occupation(s)    Overseen by        Directorships
       and Age              the Trust      Time Served     During Past 5 Years           Trustee       Held by Trustee

"Interested" Trustee

James H. Gipson*           President and                       President, Chief
9601 Wilshire Blvd. #800    Chairman of                       Executive Officer,
Beverly Hills, CA 90210    the Board of    Indefinite and        Principal and
(62)                         Trustees     since inception    Portfolio Manager, PFR        Two         Clipper Fund,Inc.

Independent Trustees**

F. Otis Booth, Jr.
9601 Wilshire Blvd. #800                   Indefinite and
Beverly Hills, CA 90210       Trustee      since inception      Private investor           Two         Clipper Fund, Inc.
(80)

Lawrence P. McNamee
9601 Wilshire Blvd. #800                   Indefinite and
Beverly Hills, CA 90210       Trustee      since inception      Retired educator           Two         Clipper Fund, Inc.
(69)

Norman B. Williamson
9601 Wilshire Blvd. #800                   Indefinite and
Beverly Hills, CA 90210       Trustee      since inception      Private investor           Two         Clipper Fund, Inc.
(72)



Officers
Michael Kromm
9601 Wilshire Blvd. #800      Treasurer        Indefinite and         Operations Manager,        N/A        N/A
Beverly Hills, CA 90210                       since inception                PFR
(59)

Michael C. Sandler
9601 Wilshire Blvd. #800    Vice President     Indefinite and           Vice President,          N/A        N/A
Beverly Hills, CA 90210                        since inception         Principal, and
(49)                                                               Portfolio Manager, PFR


                                                                  Vice President and Senior
Julie   Tedesco                                                  Counsel, State Street Bank
State Street Bank and          Secretary       Indefinite and      and Trust Company (2000 -     N/A        N/A
Trust Company                                  since inception    present); Counsel, First
One Federal Street                                                 Data Investor Services
Boston, MA 02110                                                 Group, Inc., (1994 - 2000).

                                                                    Corporate Counsel and
Leora R. Weiner, Esq.                                               CCO, PFR (July 2004 -       N/A        N/A
9601 Wilshire Blvd. #800    Vice President     Indefinite and        Present); Securities
Beverly Hills, CA 90210         and CCO        since inception      Compliance Examiner,
(34)                                                                SEC (2000 - June 2004)


* Mr. Gipson is an "interested" person of the Trust, as defined in the 1940 Act, by virtue of his affiliation with PFR, the Fund's investment adviser.

** Trustees who are not "interested" persons of the Trust, as defined in the 1940 Act.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office, or removal by a vote of 2/3 of the shares entitled to vote. Trustees may also be removed, with cause, by action of 2/3 of the remaining Trustees or without cause, by action of 80% of the remaining Trustees.

Board Committees

The Board has an Audit Committee comprised solely of the Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Trustees"). Messrs. Booth, McNamee and Williamson are the current members of the Committee. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Fund's independent public registered accounting firm (the "Accounting Firm"), approves all auditing and other services provided to the Fund by the Accounting Firm, and reviews with the Accounting Firm the plan and results of the audit engagement and matters having a material effect on the Fund's financial statements.

The Board has a Nominating Committee, comprised solely of the Independent Trustees. Messrs. Booth, McNamee and Williamson are the current members of the Committee. The Nominating Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees.


Fund Securities Owned By Trustees

The following table sets forth the dollar range of securities of the Fund beneficially owned by each Trustee of the Trust as of __________, 2005.

-------------------------------------------------------|------------------------
                                                          Dollar Range of
                                                         Equity Securities in
                                                              the Fund
-------------------------------------------------------|------------------------
"Interested" Trustee
-------------------------------------------------------|------------------------
James H. Gipson                                              Over $100,000
-------------------------------------------------------|------------------------

-------------------------------------------------------|------------------------
Independent Trustees
-------------------------------------------------------|------------------------
F. Otis Booth, Jr.                                           Over $100,000
-------------------------------------------------------|------------------------
Lawrence P. McNamee                                          Over $100,000
-------------------------------------------------------|------------------------
Norman B. Williamson                                         Over $100,000
-------------------------------------------------------|------------------------


Trustee Compensation

The following table sets forth the estimated Trustee compensation for the Trust's first full fiscal year. Trustees of the Trust who are not officers or employees of the Adviser are entitled to receive from the Trust $5,000 per quarter.

-------------------------|-----------------------|-------------------------|-------------------|--------------------------|
                                                       Pension or
                                Aggregate           Retirement Benefits       Estimated Annual      Total Compensation
                              Compensation           Accrued as Part of          Benefits Upon        from Fund Complex
    Trustee                     from the Fund           Fund Expenses             Retirement          Paid to Trustees1
--------------------------|----------------------|-------------------------|--------------------|-------------------------|
"Interested" Trustee
--------------------------|----------------------|-------------------------|--------------------|-------------------------|
James H. Gipson                    $0                      $0                        $0                    $0
--------------------------|----------------------|-------------------------|--------------------|-------------------------|
Independent Trustees
--------------------------|----------------------|-------------------------|--------------------|-------------------------|
F. Otis Booth, Jr.                 $10,000                 $0                        $0                   $20,000
--------------------------|----------------------|-------------------------|--------------------|-------------------------|
Lawrence P. McNamee                $10,000                 $0                        $0                   $20,000
--------------------------|----------------------|-------------------------|--------------------|-------------------------|
Norman B. Williamson               $10,000                 $0                        $0                   $20,000
--------------------------|----------------------|-------------------------|--------------------|-------------------------|


(1) This is the total amount compensated to the Trustee for his service on the Trust's Board and the Board of Directors of Clipper Fund, Inc.


                     Investment Advisory And Other Services

Certain information regarding investment advisory and other services is in the Fund's Prospectus.

The Adviser

Pacific Financial Research, Inc., is an investment adviser registered with the SEC under the Advisers Act. Registration with the SEC as an investment adviser does not involve supervision of management or investment practices and policies by the SEC. James H. Gipson, President and Chairman of the Board of Trustees of the Trust, is President and Chief Executive Officer of the Adviser. The Adviser is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. d/b/a Old Mutual Asset Management, the U.S.-based asset management division of Old Mutual plc, a London Stock Exchange-listed global financial services organization. Bruce G. Veaco is the Adviser's Chief Financial Officer.

Under the Fund's investment advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities, in accordance with the Fund's investment objective,
(ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Adviser, (iii) maintains required books and records with respect to the Fund's securities transactions and provides such periodic and special reports as reasonably requested by the Trust's Board of Trustees, (iv) provides the custodian of the Fund's securities on each business day with a list of trades for that day, and (v) provides persons satisfactory to the Trust's Board of Trustees to act as officers of the Trust. The Adviser is also responsible for (i) the compensation of any of the Trust's Trustees and officers who are interested persons of the Adviser or its affiliates (other than by reason of being Trustees, officers or employees of the Trust) and (ii) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective investors.

The Fund is responsible and has assumed the obligation for payment of all of its other expenses, including without limitation (a) brokerage and commission expenses, (b) federal, state or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d) its pro rata portion of compensation of any of the Trust's Trustees, officers or employees who are not "interested persons" of the Trust, (e) charges and expenses of the Fund's custodian, transfer and dividend paying agent and registrar, (f) all costs associated with shareholder meetings and the preparation and dissemination of proxy solicitation materials, (g) legal and auditing expenses, (h) printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (i) payment of all investment advisory and Fund administration fees, (j) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable state securities laws, including expenses of renewing and increasing such registrations and qualifications, (k) insurance premiums on the Fund's property and personnel, including the fidelity bond and liability insurance for officers and directors, (l) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records as required by the 1940 Act, including the pricing of the Fund's portfolio securities and the calculation of its daily net asset value, and (m) any extraordinary and non-recurring expenses, except as otherwise prescribed herein.

The Advisory Agreement is effective through ______________. Thereafter, it may be continued for successive periods not to exceed one year, provided that such continuance is specifically approved annually by the Trust's Board of Trustees, and by a majority of the Independent Trustees, in person at a meeting called for the purpose of voting on such approval.

For its services under the Advisory Agreement, the Adviser receives compensation from the Fund in the amount of 1% of the Fund's average daily net assets. The Advisory Agreement is terminable on 60 days' written notice by vote of a majority of the Fund's outstanding shares, or by vote of a majority of the Trust's entire Board of Trustees, or by the Adviser on 60 days' written notice, and automatically terminates in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties thereunder.

The Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and has numerous advisory clients in addition to the Fund, including other registered investment companies.

The Predecessor Fund, which compensated the Adviser at the same fee rate as the Fund, paid investment advisory fees to the Adviser of $69,420,087, $56,928,901, and $41,532,559 for the years ended December 31, 2004, 2003, and 2002, respectively.

Board Determinations  [To be updated.]

In determining whether to approve the Advisory Agreement with respect to the Fund, the Board of Trustees of the Trust evaluated information provided by PFR in accordance with Section 15(c) of the 1940 Act as well as information provided at prior meetings of the Board of Directors of the Predecessor Fund, for which each of the Trustees also served as a Director. At its ______________, 2005 meeting, the Board considered a number of factors in recommending approval of the Advisory Agreement, including (1) the nature, extent and quality of services furnished by PFR to the Predecessor Fund and to be furnished by PFR to the Fund;
(2) the investment performance of the Predecessor Fund, compared to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies; (3) the advisory fees and other expenses that would be paid by the Fund compared to those of similar funds managed by other investment advisers, and the profitability to PFR of its investment advisory relationship with the Predecessor Fund; and (4) the extent to which economies of scale would be realized as the Fund grows.

The information below summarizes the Board's considerations in connection with its approval of the Advisory Agreement. In deciding to approve the Advisory Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval. In considering these matters, the Trustees were advised with respect to relevant legal standards by counsel to the Trust. The Independent Trustees discussed the approval of the Advisory Agreement with management and in a private session with counsel at which no representatives the Adviser were present. Board approvals were confirmed by the separate vote of the Independent Trustees.

[DESCRIPTION OF SPECIFIC FACTORS CONSIDERED TO BE ADDED BY AMENDMENT.]

Based on their review, the Board of Trustees as a whole, and the Independent Trustees separately, concluded that the advisory fees and other expenses of the Fund are fair, both absolutely and in comparison with those of other funds in the various peer groups, and that the shareholders of the Fund are likely to receive reasonable value in return for paying such fees and expenses, and approved the Advisory Agreement.

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund as identified in the Prospectus and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed below under "Codes of Ethics" and "Proxy Voting Policies."

The following persons (the "Portfolio Managers"), each of whom are principals and portfolio managers of PFR, are responsible for day-to-day management of the
Fund: James H. Gipson, Peter J. Quinn, Michael C. Sandler, Nugroho (Dede) Soeharto, Kelly M. Sueoka and Bruce G. Veaco. All of PFR's client accounts, including the Fund, are generally managed pursuant to the same core investment strategy and therefore are jointly managed by all of the Portfolio Managers. PFR's core strategy is comprised of two composites, "Unconventional Value," which can hold unlimited cash, cash equivalents and bonds, and "95+ Equity," which generally holds 5% or less in cash and cash equivalents. Each Portfolio Manager has additional investment discretion over certain client accounts (none of which are registered investment companies or other pooled investment vehicles) which are not included in either of these composites due to investment policy restrictions imposed by such clients. Set forth below is certain information, as of December 31, 2004, regarding all of the accounts managed by PFR other than the Fund:

                            PFR Accounts Contained In

               "Unconventional Value" And "95+ Equity" Composites



-------------------------|----------------------|-----------------------|----------------------|----------------------|
                                                                            Number of Accounts     Total Assets in
                                                                               Accounts that         Accounts that
                              Number of             Total Assets in              Charge                Charge
    Type of Account        Accounts Managed             Accounts            Performance-Based     Performance-Based
                                                         ($MM)                     Fees                  Fees
                                                                                                         ($MM)
-------------------------|----------------------|-----------------------|----------------------|----------------------|
Registered
Investment                        3                     $8,157                     None                    N/A
Companies
-------------------------|----------------------|-----------------------|----------------------|----------------------|
Other Pooled
Investment                      None                      N/A                      None                    N/A
Vehicles
-------------------------|----------------------|-----------------------|----------------------|----------------------|
Other Accounts                   114                    $7,020                      6                     $213

-------------------------|----------------------|-----------------------|----------------------|----------------------|


                 PFR Accounts Over Which Each Portfolio Manager

                  Maintains Additional Discretionary Authority


-------------------------|----------------------|-----------------------|----------------------|----------------------|
                                                                           Number of Accounts       Total Assets in
                                Number of           Total Assets in           that Charge         Accounts that Charge
   Portfolio Manager        Accounts Managed            Accounts           Performance-Based        Performance-Based
                                                         ($MM)                   Fees                     Fees
-------------------------|----------------------|-----------------------|----------------------|----------------------|
James H. Gipson                     10                  $1,127                   None                      N/A
-------------------------|----------------------|-----------------------|----------------------|----------------------|
Peter J. Quinn                       8                   $184                    None                      N/A
-------------------------|----------------------|-----------------------|----------------------|----------------------|
Michael C. Sandler                   0                    N/A                    None                      N/A
-------------------------|----------------------|-----------------------|----------------------|----------------------|
Nugroho (Dede)                       6                   $226                    None                      N/A
Soeharto
-------------------------|----------------------|-----------------------|----------------------|----------------------|
Kelly M. Sueoka                      1                    $93                    None                      N/A
-------------------------|----------------------|-----------------------|----------------------|----------------------|
Bruce G. Veaco                      12                   $302                    None                      N/A
-------------------------|----------------------|-----------------------|----------------------|----------------------|


Because all of PFR's client accounts are managed pursuant to the same core investment strategy and differ only as a result of client-mandated investment restrictions and cash allocations, PFR believes that no material conflicts of interest arise in connection with any Portfolio Manager's management of the Fund and PFR's other client accounts.

Each Portfolio Manager is currently a principal of PFR. As a principal, each Portfolio Manager's compensation from PFR includes an annual salary (paid monthly) and participation in PFR's profits (paid throughout the year). The level of profit participation for a Portfolio Manager is generally based on tenure with the firm. PFR believes that the Portfolio Managers' compensation is based primarily on long-term performance rather than short-term considerations, as the profit element of compensation is significantly greater than the salary component, and the firm's profits are related principally to long-term account performance and client retention.

The following table sets forth the dollar range of securities of the Fund owned by each Portfolio Manager as of the effective date of this SAI.

------------------------------------|-------------------------------------------
Portfolio Manager                       Dollar Range of Securities in the Fund
------------------------------------|-------------------------------------------
James H. Gipson                                   over $1,000,000
------------------------------------|-------------------------------------------
Peter J. Quinn                                 $500,001 - $1,000,000
------------------------------------|-------------------------------------------
Michael C. Sandler                                over $1,000,000
------------------------------------|-------------------------------------------

------------------------------------|-------------------------------------------
Nugroho (Dede) Soeharto                         $100,001 - $500,000
------------------------------------|-------------------------------------------
Kelly M. Sueoka                                 $100,001 - $500,000
------------------------------------|-------------------------------------------
Bruce G. Veaco                                    over $1,000,000
------------------------------------|-------------------------------------------


                             Other Service Providers

State Street Bank and Trust Company, Post Office Box 1713, Mutual Funds Operations-P2N, Boston, MA 02105, acts as the administrator and custodian of the securities and other assets of the Fund and provides accounting services to the Trust.

Boston Financial Data Services, 330 W. 9th St. 4th Floor, Kansas City, MO 64105, acts as the transfer agent of the Trust.

ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202 is the Trust's distributor.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, is the Trust's independent registered public accounting firm.

Paul, Hastings, Janofsky & Walker, LLP, 515 South Flower Street, Los Angeles, CA 90071, acts as legal counsel to the Trust.

                                 Codes Of Ethics

Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. PFR recognizes that the personal investment transactions of its principals and employees demand the application of high ethical standards, and PFR requires that all such transactions be carried out in a manner that does not endanger the interest of any client. At the same time, PFR believes that if investment goals are similar for PFR's clients, including the Fund, and for PFR's principals and employees, it is logical and even desirable that there be common ownership of some securities. Therefore, the Fund and PFR have adopted a Code of Ethics which seeks to address all conflicts of interest as well as the appearance of any such conflicts, particularly with respect to PFR's trading on behalf of client accounts and personal trading by PFR employees.

Among other things, the Code of Ethics prohibits any director, trustee, officer or employee of the Trust or PFR, or any member of his or her immediate family (collectively, "Access Persons") from trading in any security being purchased or sold, or being considered for purchase or sale, by PFR for any client account. In addition, all trustees, directors, officers and employees of the Trust of PFR (or any company in a control relationship to the Trust or PFR) who, in connection with their regular duties, make, direct, participate in or obtain information regarding the purchase or sale of securities by the Fund ("Advisory Persons") are required to pre-clear with PFR's CCO every securities trade of companies with market capitalizations of $5 billion or greater at the time of initial purchase. Finally, all Access Persons are required to disclose annually all holdings of covered securities and to instruct any broker-dealers with which they have personal trading accounts to send to the CCO duplicate broker trade confirmations and account statements on a quarterly basis.

Although the Code of Ethics prohibits Advisory Persons from trading securities for their personal accounts before PFR trades such securities for its client accounts, Advisory Persons may trade such securities after the client trades have been completed. Due to market movements, Advisory Persons may occasionally trade at prices favorable to those received by clients. This notwithstanding, in order to prevent Advisory Persons from capitalizing on the market effect of client trades, the Code of Ethics prohibits Advisory Persons from trading opposite to the Adviser's recommendations for clients.

The Trust has also adopted a supplemental code of ethics for its principal and senior financial officers. The supplemental code is designed to deter wrongdoing and to promote honest and ethical conduct; full, fair, accurate, timely, and understandable disclosure in reports and documents filed by the Fund with the SEC; and compliance with applicable governmental laws, rules and regulations.

                              Proxy Voting Policies

The Board of Trustees of the Trust has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight. The right to vote proxies with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

At least annually, the Adviser is required to provide to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser is required to submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved. For this purpose, a "conflict of interest" is deemed to occur when the Adviser or an affiliated person of the Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, other than the obligation the Adviser incurs as investment adviser to the Fund, which may compromise the Adviser's independence of judgment and action in voting the proxy.

The Trust is required to file a report of the Fund's complete proxy voting record for the 12 months ended June 30 on Form N-PX no later than August 31st of each year. Information regarding how the Adviser voted proxies relating to voting portfolio securities for the Predecessor Fund is available without charge, upon request, by calling toll-free (800) 776-5033 and on the SEC's web site at www.sec.gov.

PFR's Proxy Voting Policy

PFR has adopted proxy voting policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients, including the Fund. Unless a client specifically reserves the right to vote its own proxies, PFR generally votes proxies pursuant to the following guidelines, although PFR may vote in a different manner when it deems appropriate. PFR's portfolio managers are responsible for determining how to vote each proxy.

PFR generally votes in favor of proposals introduced by company management with respect to the following types of issues:

         o Election of directors (unless an alternative slate of directors has been proposed, in which case PFR determines how to vote on a case by case basis);

         o Approval of independent registered public accountants;

         o Executive compensation plans;

         o Corporate structure; and

         o Limiting directors' liability.

PFR generally votes against management proposals that it believes are designed to entrench management or to unreasonably deter an acquisition of the company at a fair price to shareholders such as the following:

         o Proposals to stagger board members' terms;

         o Proposals to limit the ability of shareholders to call special meetings;

         o Proposals to require super majority votes;

         o Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

         o Proposals to implement "poison pill" provisions; and

         o Proposals to implement "fair price" provisions.

With respect to all other matters, PFR votes on a case-by-case basis based on an evaluation of what it believes to be in the best long-term economic interest of its clients.

PFR's interests may, in certain proxy voting situations, be in conflict with the interests of clients, including the Fund. PFR may have a conflict, for example, if a company that is soliciting a proxy is a client of PFR or is a major vendor for PFR. PFR may also have a conflict if PFR personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates. "Routine" proxy proposals, such as uncontested elections of directors, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, if PFR's Corporate Counsel (who also serves as PFR's CCO) believes that a conflict of interest may exist, she may consult with PFR's outside counsel to determine whether such proposals involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, PFR may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client's consent for PFR's vote. Other possible resolutions may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) designating a person or committee to vote that has no knowledge of any relationship between PFR and this issuer, its officers or directors, director candidates, or proxy proponents; (iii) voting in proportion to other shareholders; or (iv) voting in other ways that are consistent with PFR's obligation to vote in its clients' best interests. In the case of the Fund, any proxy votes involving a material conflict of interest will be presented to the Trust's Board of Trustees for ratification at its next quarterly meeting.



               Control Persons And Principal Holders Of Securities

As of April [ ], 2005, the Predecessor Fund was aware that the following persons or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of the Predecessor Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund. An asterisk below (*) indicates a shareholder of record, not a beneficial owner.

   Fund            Name and Address          Number of               Percent
                                           Shares Owned              of Class
                                             of Record
                                                                         %
                                                                         %

As of April [ ], 2005, the Trust's Trustees and officers as a group owned less than 1% of the outstanding shares of the Predecessor Fund.



                         Portfolio Transaction Practices

Execution Quality

The duty to obtain best execution is a fundamental fiduciary obligation of all investment advisers and generally has been described as the duty to seek the best terms reasonably available under the circumstances when placing trades for clients. With this in mind, PFR has adopted Best Execution Policies and Procedures which formalize PFR's standard operating procedures in the area of brokerage practices. PFR has established a Brokerage Oversight Committee that is responsible for the oversight of PFR's brokerage practices, including implementing, monitoring compliance with, and updating (when necessary) PFR's brokerage policies and procedures.

In selecting broker-dealers to execute securities transactions on behalf of PFR's clients, including the Fund, PFR seeks to evaluate each broker-dealer's capabilities to provide best execution according to criteria established by the Brokerage Oversight Committee. Such criteria include, but are not limited to, price; the size of the order; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved; and the quality of services rendered by the broker-dealer in that and other transactions. In addition, PFR may utilize electronic communications networks to place orders for clients' transactions to gain liquidity, price improvement, lower commission rates, and anonymity.

Soft Dollars

Although PFR seeks to obtain best execution when placing trades on behalf of the Fund, PFR may, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), pay on behalf of the Fund a commission that is higher than another qualified broker-dealer might charge to effect the same transaction where PFR determines, in good faith, that the commission is reasonable in relation to the value of brokerage and research services received, viewed in terms of either that particular transaction or PFR's overall responsibilities with respect to all client accounts for which PFR exercises investment discretion. Accordingly, in seeking best execution, the determinative factor is not the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of brokerage services, including the value of research provided, execution capability, and any of the criteria outlined under "Execution Quality" above.

Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services and products with "soft dollars". Because such services provide benefits to PFR, and because the soft dollars used to acquire them in placing the Fund's trades are assets of the Fund, PFR may have a conflict of interest in allocating the Fund's brokerage business. In other words, PFR may receive valuable benefits by selecting particular broker-dealers to execute the Fund's transactions and the transaction commissions charged by those broker-dealers may not be the lowest commissions PFR might otherwise have been able to negotiate. Because PFR generally manages all of its client accounts, including the Fund, pursuant to the same core investment strategy (differing only as a result of client-mandated investment restrictions and varying allocations of cash and cash equivalents), brokerage and research products and/or services obtained by PFR are generally used to service all of PFR's clients. Therefore, research obtained by PFR through the use of the Fund's soft dollars generally also benefits PFR's other clients, and conversely, research obtained through the allocation of trades of PFR's other clients generally also benefits the Fund.

PFR uses soft dollars to acquire both proprietary research, which is created and provided by a full service broker-dealer ("bundled research") and third-party research, which is created by a party other than the executing broker-dealer. PFR also defrays the cost of certain computer and communication systems that facilitate trade execution such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems or order-entry services with brokerage commissions generated by client transactions. PFR believes that such computer and communication systems constitute "brokerage services" for purposes of Section 28(e).

Where a particular service or product that a broker-dealer is willing to provide for soft dollars has not only a research application, but is also useful to PFR for non-research purposes, PFR allocates the cost of the product or service between its research and non-research uses and pays for only the research portion with soft dollars. PFR's interest in making such an allocation may differ from clients' interests in that PFR has an incentive to designate as great a portion of the cost of research as possible in order to permit payment with soft dollars.

PFR monitors transaction results as orders are executed to evaluate the quality of execution provided, to determine that compensation rates are competitive, and otherwise to evaluate the reasonableness of the compensation paid to those broker-dealers in light of all the factors described above.

Aggregation of Orders

Because PFR performs investment management services for various clients pursuant to the same core investment strategy, differing only as a result of client-mandated investment restrictions and varying cash allocations, PFR generally executes trade orders as concurrent authorizations, or "trading programs," to purchase or sell the same security for most, if not all, accounts served by PFR, including the Fund.

In a trading program, PFR typically combines client orders to increase efficiency, establish positions in an expedient manner, and obtain volume discounts resulting in lower per share commissions. Shares are generally allocated on a pro rata basis, subject to minimum purchase/sale amounts to avoid excessive transaction costs. While PFR generally purchases or sells stocks in several rounds or tranches (based on liquidity), its goal is to complete the trades as rapidly and quietly as possible. Trading programs may take from several days to several weeks or more to complete depending upon the availability of the securities at the targeted price range. Trading programs may be canceled before they are completed for any reason including a change in the price of the security or a change in PFR's opinion of the security.
Participating clients receive the average price for all transactions in a security on any given day, with transaction costs shared on a pro rata basis. Generally, partially filled orders are also allocated on a pro rata basis. However, if a partial fill is so small such that a pro rata allocation across all participating accounts is not practicable, PFR allocates such shares on a random basis, as determined by PFR's trade order management software.

Over-the-Counter and Third Market Trades

The Fund may in some instances trade in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. Traditionally, over-the-counter trades have been done on a principal basis; however, in accordance with current industry trend, unless otherwise directed, broker-dealers execute such transactions on an agency basis. Fixed income securities are still traded on a principal basis. The Fund may also purchase listed securities through the third market (i.e., where broker-dealers which are not members of any exchange and institutional investors trade over-the-counter in exchange-listed securities). Transactions in the third market are done on an agency basis.

Commission Recapture

PFR may direct certain of the Fund's portfolio transactions to particular firms which have agreed to credit portions of their brokerage commissions to the Fund to offset certain Fund operating expenses, such as custody and transfer agency fees.

Brokerage Commissions

The Predecessor Fund paid $1,809,757, $4,271,440 and $7,622,162 in aggregate brokerage commissions in the fiscal years ended December 31, 2004, 2003, and 2002, respectively. During the year ended December 31, 2004, the Adviser directed on behalf of the Predecessor Fund $838,056,522 in transactions with related commissions of $935,268 to brokers which provided research services as well as execution. Of that amount, $840,224 was paid to full-service broker-dealers which provided proprietary research (i.e., bundled research/execution) and $95,044 was paid to broker-dealers which provided third-party research. During the same year, the Adviser directed on behalf of the Predecessor Fund $471,888 in commissions to certain brokers which had agreed to credit portions of their brokerage commissions to offset certain Predecessor Fund expenses. Pursuant to such agreements, $347,559 of this amount was credited to the Predecessor Fund. All trades are placed with brokers on a best execution basis.

                               Shares Of The Fund

The Trust was organized as a Delaware statutory trust on February 22, 2005. The beneficial interest of each series of the Trust is divided into an unlimited number of shares, with no par value. The Fund's shares have equal dividend, distribution, liquidation and voting rights. Holders of the Fund's shares have no conversion or pre-emptive rights. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of capital stock may not be modified except by vote of the holders of a majority of the outstanding shares.

The Board of Trustees is authorized to create new series ("funds") or classes of shares of beneficial interest in a fund in addition to those already existing without the approval of shareholders of the Trust. The assets received by the Trust upon sale of shares of the Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses of the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund will be allocated on the basis of each fund's relative net assets during the fiscal year. Each issued and outstanding share of a fund is entitled to participate equally in dividends and distributions declared by the fund and upon liquidation or dissolution of the fund in the net assets remaining after satisfaction of outstanding liabilities. The Declaration of Trust of the Trust (the "Declaration") specifically authorizes the Board to terminate the Trust or any fund by notice to the shareholders without shareholder approval.

In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Trust is not required to hold an annual meeting of shareholders. However, as provided in the Declaration and the By-laws of the Trust, shareholder meetings may be called by a majority of the Trustees, by the President or, upon written request of shareholders holding, in the aggregate, not less than 10% of the shares of the Trust (if shareholders of all series are required under the Declaration to vote in the aggregate) or of any series of the Trust (if shareholders of such series are entitled under the Declaration to vote by individual series), for the purpose as may be prescribed by law, the Declaration or the By-laws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable, including changing fundamental policies, electing or removing Trustees, and approving or amending an investment advisory agreement.

The By-laws of the Trust provide that one-third of the outstanding shares entitled to vote will be a quorum for the transaction of any business at a shareholder meeting, except as may otherwise be required by the 1940 Act or other applicable law. Except when a larger vote is required by any provision of the Declaration or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the interests voted will decide any questions and a plurality of the interests voted will elect a Trustee. Where any provision of law or of the Declaration requires that the shareholders of any series will vote as a series (or that shareholders of a class will vote as a class), then a majority of the interests of that series (or class) voted on that matter (or a plurality with respect to the election of a Trustee) will decide that matter with respect to that series (or class). The affirmative vote by a majority of the shareholders present, in person or by proxy, at such meeting will be sufficient for adjournments. Any adjourned meeting may be held no more than six months after the original meeting without notice, unless a new record date for the adjourned meeting is fixed.

The Trust communicates important information to shareholders through Annual, Semi-Annual and Quarterly Reports, newsletters, special mailings and other events throughout the year. For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                   Purchase, Redemption And Pricing Of Shares

Certain information regarding pricing, purchasing, and redeeming Fund shares is contained in the Prospectus under the caption "Shareholder Information."

Valuation of Assets in Determining Net Asset Value

In valuing the Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on the New York Stock Exchange ("NYSE") are valued at the last sale price on the NYSE on the business day as of which such value is being determined at 4:00 p.m. Eastern time. If there has been no sale on the NYSE on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on the NYSE on such day, then the security is valued by such method as the Board of Trustees of the Trust determines in good faith to reflect its fair value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges are valued in like manner. In the case of NASDAQ, the NASDAQ Official Closing Price will be used. Readily marketable securities traded only in the over-the-counter market are valued at the current bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Fair Value

The Board of Trustees has adopted guidelines and procedures to "fair value" securities for which market prices are not readily available. Fair value pricing may be used, for example, in the unlikely event that trading is halted for a particular security or the security is thinly traded. Fair valuation is the responsibility of the Trust's Valuation Committee. In making a fair value determination, all relevant factors will be considered and an analysis of the investment itself is of primary importance, but external factors such as general market development and news events may also be relevant. Pursuant to these procedures, fair values are determined using the best information available at the time. The Valuation Committee will report at least quarterly to the Board of Trustees in the event fair value pricing is utilized.

Purchase of Fund Shares

Orders for shares received by the Fund prior to the close of business on the NYSE on each day that the NYSE is open for trading are priced at net asset value per share computed as of the close of the NYSE on that day (normally 4:00 p.m. Eastern time). Orders received after the close of the NYSE or on a day it is not open for trading are priced at the close of NYSE on the next day on which it is open for trading at the next determined net asset value per share.

In-Kind Redemptions

Under unusual circumstances, when the Board of Trustees deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. Should the in-kind distribution contain illiquid securities, the redeeming shareholder could have difficulty converting these assets into cash.

                                   Tax Status

Information  about the tax  status of the Fund and  certain  federal  income tax
consequences  to  Fund   shareholders  is  contained  in  the  Prospectus  under
"Dividends, Capital Gain Distributions and Taxes."

Federal Income Tax Consequences

The Fund will be treated as a separate entity for Federal income tax purposes. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. To so qualify (i) not more than 25% of the total value of the Fund's assets may be invested in securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Fund's assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Under the Code, any dividend declared by a regulated investment company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month will be deemed to have been received by each shareholder on such date, and to have been paid by such company on such date if such dividend is actually paid by the company before February 1 of the following calendar year.

If the Fund invests in zero coupon bonds upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price," as those terms are defined in the Code. Similarly, if the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of the original issue discount even though it receives no cash currently as interest payment on the obligation.

If the Fund invests in Treasury-inflation protected securities ("TIPS"), it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund's investment in either zero coupon bonds or

TIPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Taxation of Shareholders

The Fund makes distributions to shareholders, if any, from net investment income and any net capital gains that it has realized. These distributions will be taxable to shareholders, whether paid in cash or reinvested (unless the investment is in an IRA or other tax advantaged account).

Distributions paid from the Fund's net investment income will be taxable as ordinary income or as qualified dividend income. Ordinary income is subject to graduated federal tax rates as high as 35%; qualified dividend income is currently subject to a maximum federal tax rate of 15%. The Fund will designate the portion (if any) of its distributions from investment earnings during each year that constitute qualified dividends. Generally, dividends that the Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service (the "IRS") will qualify for qualified dividend treatment when paid out to investors.

Distributions from the Fund's net short-term capital gains are taxable as ordinary income. Distributions from the Fund's long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares. Long-term capital gains are currently subject to a maximum federal income tax rate of 15%.

Absent further legislation, the reduced maximum tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, even if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending upon the holding period of the redeeming shareholder. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. Shareholders may also be subject to state and local taxes.

The Fund is required to withhold federal income tax at a rate set forth in applicable IRS Rules and Regulations ("backup withholding") from dividend payments and redemption and exchange proceeds if a shareholder fails to furnish his Social Security Number or other Tax Identification Number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the shareholder's account is opened.

Taxes on Foreign Securities

Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

Under the Code, if more than 50% of the value of total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income (which will be reduced to two categories beginning in 2007). The Fund may have foreign source income allocable to the four following categories: (i) passive income; (ii) high withholding tax interest; (iii) dividends from a non-controlled foreign corporation pursuant to Section 902 of the Code; and (iv) other income not specifically categorized. Of these categories, a substantial part of the Fund's income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, the Fund cannot assure shareholders of the correctness of any allocation made.

Other Matters

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on a shareholder. Shareholders are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                         Calculation Of Performance Data

The Fund may occasionally advertise performance data such as total return (before and after taxes) or yield. To facilitate the comparability of these statistics from one mutual fund to another, the SEC has developed guidelines for the calculation of these statistics. The Fund will calculate its performance data in accordance with these guidelines.

Average Annual Total Return

The total return for a mutual fund represents the average annual compounded rate of return over a specified period of time that would equate the initial amount invested to the value of the investment at the end of the period of time. This is calculated by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                    P(1+T)(n)=ERV

         where:

         P      =        hypothetical initial payment of $1,000.
         T      =        average annual total return.
         n      =        period covered by the computation, expressed in years.
         ERV    =        ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five- or 10-year periods.

The calculation of average annual total return assumes the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

After-Tax Returns

The Fund may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Fund. The Fund's total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Fund for a specified period of time. The Fund's total return after taxes on distributions and sale of the Fund's shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of the Fund's shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are not taken into consideration.

Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictions of future tax effects.

Average Annual Total Return (After Taxes on Distributions). The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the specified periods that would equate with the initial amount invested to the ending value, according to the following formula:

                                    P(1+T)(n)=ATV(D)

         where:

         P      =   a hypothetical initial payment of $1,000.
         T      =   average annual  total return (after taxes on distributions).
         n      =   number of years.
         ATV(D) =   ending  value of a  hypothetical $1,000 payment  made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five- or 10-year periods after taxes on the Fund's distributions, but not after taxes on redemption.

Average Annual Total Returns (After Taxes on Distributions and Redemption). The average annual total return (after taxes on distributions and redemptions) is computed by finding the average annual compounded rate of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

                                    P(1+T)n=ATV(DR)

         where:

         P        =  a hypothetical initial payment of $1,000.
         T        =  average  annual total return (after taxes  on distributions and redemptions).
         n        =  number of years.
         ATV(DR)  =  ending  value of a hypothetical  $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods after taxes on Fund distributions and redemptions.

                                   Appendix A

     Ratings on Preferred Stock and Long-Term and Short-Term Debt Securities


Standard & Poor's  ("S&P")  Preferred  Stock Ratings --  Investment  Grade
S&P's ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A preferred stock issue rated "AAA" has the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      A preferred stock issue rated "AA" also qualifies as a high-quality issue. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

      An issue rated "A" is backed by sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

         An issue rated "BBB" is regarded as backed by adequate capacity to pay preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

S&P Preferred Stock Ratings -- Non-Investment Grade

      Preferred stock issues rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      A preferred stock issue rated "CC" is currently paying, but in arrears on, dividends or sinking fund payments.

      A preferred stock issue rated "C" is nonpaying.

      A preferred stock issue rated "D" is nonpaying with the issuer in default on debt instruments.

Moody's Long-Term Debt Ratings -- Investment Grade

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds and preferred stock. Aa securities are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

      Bonds  and  preferred  stock  which are  rated A  possess  many  favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's Long-Term Debt Ratings -- Non-Investment Grade

      Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds and preferred stock in this class.

      Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      Bonds and preferred stock which are rated C are the lowest rated class of bonds and issues so rated and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Short-Term Debt Ratings -- Investment Grade

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       o Leading market positions in well-established industries.
       o High rates of return on funds employed.
       o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
       o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
       o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Moody's Short-Term Debt Ratings -- Non-Investment Grade

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Long-Term Credit Ratings - Investment Grade
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      An obligation rated "AA" differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

S&P Long-Term Credit Ratings -- Non-Investment Grade

      Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      An obligation rated "CC" is currently highly vulnerable to nonpayment.

      The rating "C" may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

S&P Short-Term Credit Ratings -- Investment Grade

      A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

S&P Short-Term Credit Ratings -- Non-Investment Grade

      A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      A short-term obligation rated "D" is in default. The "D" rating is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                            PART C. OTHER INFORMATION


   ITEM 23. EXHIBITS

             (a) Declaration of Trust - - filed herein as Exhibit (a).

             (b) By-Laws of the Trust - - filed herein as Exhibit (b).

             (c) Not applicable.

             (d) Form of Investment Advisory Agreement between the Trust and
                 Pacific Financial Research, Inc. - - filed herein as Exhibit
                 (d).

             (e) Form of Distribution Agreement between the Trust and ALPS
                 Distributors, Inc. - - filed herein as Exhibit (e).

             (f) Not applicable.

             (g) Form of Custodian Agreement between the Trust and State Street
                 Bank and Trust Company - - filed herein as Exhibit (g).

             (h)(1) Transfer Agency and Service Agreement between the Trust and
                 Boston Financial Data Services -- to be filed by amendment.

             (h)(2) Form of Administration Agreement between the Trust and State
                 Street Bank and Trust Company - - filed herein as Exhibit
                 (h)(2).

             (i) Opinion and Consent of Counsel -- to be filed by amendment.

             (j)(1) Consent of Independent Registered Public Accounting Firm --
                 to be filed by amendment.

             (k) Not applicable.

             (l) Form of Initial Capital Agreement - - filed herein as
                 Exhibit (l).

             (m) Not applicable.

             (n) Not applicable.

             (o) Reserved.

             (p) Code of Ethics of the Trust and of Pacific Financial Research,
                 Inc., the Trust's investment adviser - - filed herein as Exhibit (p).

   ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

             None.

   ITEM 25. INDEMNIFICATION

            Article V, Section 5.2 of the Trust's Declaration of Trust, filed herein, provides that the Trust shall indemnify each of its Trustees and may indemnify each of its officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, to the fullest extent permitted by law. The Trustees shall make advance payments in connection with any indemnification under Section 5.2 to the fullest extent permitted by law.

            The Trust hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust in a manner consistent with Release No. 11330 and Release No. 7221 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of an action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

            None of the directors or officers of Pacific Financial Research, Inc. ("PFR"), the investment adviser to the Trust, have been engaged in any other business, profession, vocation or employment of a substantial nature within the last two years. James Gipson, the President and Chief Executive Officer of PFR, is the President and Chairman of the Board of Directors of Clipper Fund, Inc. ("Clipper Fund"), and Michael Kromm, PFR's Operations Manager, is the Secretary and Treasurer of Clipper Fund.

   ITEM 27. PRINCIPAL UNDERWRITERS

   (a) The sole principal underwriter for the Trust is ALPS Distributors, Inc., which acts as distributor for the Trust and the following other funds:

            WestcoreTrust
            Financial Investors Trust
            Stonebridge Funds Trust
            SPDR Trust
            MidCap SPDR Trust
            DIAMONDS Trust
            PowerShares Exchange- Traded Funds Trust
            Nasdaq 100 Trust
            Firsthand Funds
            Holland Balanced Fund
            Financial Investors Variable Insurance Trust
            State Street Institutional Investment Trust
            Ameristock Mutual Fund, Inc.
            Davis Park Series Trust
            W.P. Stewart & Co. Growth Fund, Inc.
            Accessor Funds, Inc.
            BLDRS Index Fund Trust
            Wasatch Funds
            First Funds
            Agile Funds
            Milestone Funds
            Drake Funds

   (b) To the best of the Trust's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Trust, are as follows:

   Name and Principal        Positions and Offices         Positions and Offices
   Business Address*            with Underwriter             with the Trust
   -----------------         ---------------------         ---------------------

   W. Robert Alexander       Chairman and Chief                    None
                             Executive Officer

   Thomas A. Carter          Managing Director                     None
                             and Treasurer
   Edmund J. Burke           President and Director                None
   Jeremy May                Managing Director and                 None
                             Secretary
   Rick A. Pederson          Director                              None
   Robert Syzdlowski         Chief Technology Officer              None
   Dan Dolan                 Director of Wealth                    None
                             Management-Select
                             Sector SPDR Trust


   * All addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202.

   (c)   Not applicable

   ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

            All accounts, books and other documents required to be maintained by
            Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of Trust: 9601 Wilshire Blvd., Suite 800, Beverly Hills, California 90210, and at the offices of State Street Bank & Trust Company, One Federal Street, Boston, Massachusetts 02110.

   ITEM 29. MANAGEMENT SERVICES

            Not applicable.

   ITEM 30. UNDERTAKINGS

             Not applicable.

                                  Exhibit List


                   Exhibit No.        Description
                   -----------        -----------

                  (a)                 Declaration of Trust
                  (b)                 By-Laws of the Trust
                  (d)                 Form of Investment Advisory Agreement
                  (e)                 Form of Distribution Agreement
                  (g)                 Form of Custodian Agreement
                  (h)(2)              Form of Administration Agreement
                  (l)                 Form of Initial Capital Agreement
                  (p) Code of Ethics of Clipper Funds Trust and Pacific Financial Research, Inc.

                                                                     Exhibit (a)



                              DECLARATION OF TRUST

                                       OF

                               CLIPPER FUNDS TRUST

                                February 22, 2005

                              DECLARATION OF TRUST
                                       OF
                               CLIPPER FUNDS TRUST

                               TABLE OF CONTENTS


                  ..........................................................PAGE


ARTICLE I      THE TRUST......................................................1
         1.1   Name...........................................................1
         1.2   Trust Purpose..................................................1
         1.3   Definitions....................................................2

ARTICLE II     TRUSTEES.......................................................3
         2.1   Initial Trustee................................................3
         2.2   Number and Qualification.......................................3
         2.3   Term and Election..............................................3
         2.4   Resignation and Removal........................................4
         2.5   Vacancies......................................................4
         2.6   Meetings.......................................................4
         2.7   Officers; Chairperson of the Board.............................4
         2.8   By-Laws........................................................4

ARTICLE III    POWERS OF TRUSTEES.............................................4
         3.1   General........................................................4
         3.2   Investments....................................................4
         3.3   Legal Title....................................................5
         3.4   Sale of Interests..............................................5
         3.5   Borrow Money...................................................5
         3.6   Delegation; Committee..........................................6
         3.7   Collection and Payment.........................................6
         3.8   Expenses.......................................................6
         3.9   Miscellaneous Powers...........................................6
         3.10  Further Powers.................................................6

ARTICLE IV     INVESTMENT ADVISORY, ADMINISTRATIVE, AND
               PLACEMENT AGENT SERVICES.......................................7
         4.1   Investment Advisory and Other Services.........................7
         4.2   Parties to Contract............................................7

ARTICLE V      LIMITATIONS OF LIABILITY.......................................7

         5.1   No Personal Liability of Trustees, Officers,
               Employees or Agents............................................7
         5.2   Indemnification of Trustees, Officers, Employees and Agents....8
         5.3   Liability of Holders...........................................8
         5.4   No Bond Required of Trustees...................................9
         5.5   No Duty of Investigation; Notice in
               Trust Instruments, Etc.........................................9
         5.6   Reliance on Experts, Etc. .....................................9
         5.7   Assent to Declaration..........................................9

ARTICLE VI     INTERESTS IN THE TRUST.........................................9
         6.1   General Characteristics........................................9
         6.2   Establishment of Series of Interests..........................10
         6.3   Establishment of Classes......................................11
         6.4   Assets of Series..............................................11
         6.5   Liabilities of Series.........................................11
         6.6   Rights and Preferences of Classes.............................12
         6.7   Dividends and Distributions...................................12
         6.8   Voting Rights.................................................13
         6.9   Record Dates..................................................14
         6.10  Transfer......................................................14
         6.11  Equality......................................................14
         6.12  Fractions.....................................................14
         6.13  Class Differences.............................................14
         6.14  Conversion of Interests.......................................14
         6.15  Investments in the Trust......................................14
         6.16  Trustees and Officers as Holders..............................15
         6.17  No Preemptive Rights; Derivative Suits........................15
         6.18  No Appraisal Rights...........................................15
         6.19  Status of Interests and Limitation of
               Personal Liability............................................15
         6.20  Elimination of Series.........................................15
         6.21  Liquidation of Series.........................................15
         6.22  Closing a Series or Class.....................................16


ARTICLE VII    PURCHASES AND REDEMPTIONS.....................................16
         7.1   Purchases.....................................................16
         7.2   Redemption by Holder..........................................16
         7.3   Redemption by Trust...........................................16
         7.4   Net Asset Value...............................................17
         7.5   Exchange by Trust.............................................17

ARTICLE VIII   HOLDERS.......................................................17
         8.1   Rights of Holders.............................................17
         8.2   Register of Interests.........................................18
         8.3   Notices.......................................................18
         8.4   Meetings of Holders...........................................18
         8.5   Notice of Meetings............................................18
         8.6   Record Date...................................................18
         8.7   Proxies, Etc..................................................18
         8.8   Inspection of Records.........................................18
         8.9   Voting Powers.................................................18
         8.10  Holder Action by Written Consent..............................19

ARTICLE IX     DURATION; TERMINATION OF TRUST; AMENDMENT;
               MERGERS; ETC..................................................19
         9.1   Duration......................................................19
         9.2   Termination of Trust..........................................19
         9.3   Amendment Procedure...........................................20
         9.4   Merger, Consolidation, Sale of Assets
               and Reorganization............................................21

ARTICLE X      MISCELLANEOUS.................................................21
         10.1  Certificate of Designation; Agent for
               Service of Process............................................21
         10.2  Governing Law.................................................21
         10.3  Counterparts..................................................22
         10.4  Reliance by Third Parties.....................................22
         10.5  Provisions in Conflict With Law or Regulations................22
         10.6  Trust Only....................................................22
         10.7  Withholding...................................................22
         10.8  Fiscal Year End...............................................23
         10.9  Headings and Construction.....................................23

                              DECLARATION OF TRUST
                                       OF
                               CLIPPER FUNDS TRUST


         This DECLARATION OF TRUST OF Clipper Funds Trust is made on the 24th day of January by the parties signatory hereto, as Trustees.

         WHEREAS, the Trustees desire to form a statutory trust under the law of Delaware for the investment and reinvestment of its assets; and

         WHEREAS, it is proposed that the Trust assets be composed of cash, securities and other assets contributed to the Trust by the Holders of Interests in the Trust entitled to ownership rights in the Trust;

         NOW, THEREFORE, the Trustees hereby declare that the Trustees will hold in trust all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder, and manage and dispose of the same for the benefit of the Holders of Interests in the Trust, and subject to the following terms and conditions.

                                    ARTICLE I

                                    The Trust
                                    ---------

1.1 Name. The name of the Trust created hereby (the "Trust") shall be "Clipper Funds Trust," and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever hereinafter used) shall not refer to the Trustees in their individual capacities or to the officers, agents, employees or Holders of Interest in the Trust. However, should the Trustees determine that the use of the name of the Trust is not advisable, they may select such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name. Any name change shall become effective upon the adoption by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the DST. Any such instrument shall not require the approval of the Holders of Interests in the Trust, but shall have the status of an amendment to this Declaration.

1.2 Trust Purpose. The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act. In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of an open-end management investment company registered under the 1940 Act and which may be engaged in or carried on by a trust organized under the DST, and in connection therewith, the Trust shall have and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.

1.3 Definitions. As used in this Declaration, the following terms shall have the following meanings:

         (a) "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

         (b) "Affiliated Person," "Assignment" and "Interested Person" shall have the meanings given such terms in the 1940 Act.

         (c) "Administrator" shall mean any party furnishing services to the Trust pursuant to any administrative services contract described in Section 4.1.

         (d) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

         (f) "Commission" shall mean the Securities and Exchange Commission.

         (g) "Declaration" shall mean this Declaration of Trust, as amended from time to time. References in this Declaration to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to the Declaration rather than the article or section in which such words appear. This Declaration shall, together with the By-Laws, constitute the governing instrument of the Trust under the DST.

         (h) "DST" shall mean the Delaware Statutory Trust Act, Delaware Code Annotated Title 12, Sections 3801, et seq., as amended from time to time.

         (i) "Fiscal Year" shall mean an annual period as determined by the Trustees unless otherwise provided by the Code or applicable regulations.

         (j) "Holders" shall mean as of any particular time any or all holders of record of Interests in the Trust or in Trust Property, as the case may be, at such time.

         (k) "Interest" shall mean a Holder's units of interest into which the beneficial interest in the Trust and each series and class of the Trust shall be divided from time to time.

         (l) "Investment Adviser" shall mean any party furnishing services to the Trust pursuant to any investment advisory contract described in Section 4.1 hereof.

         (m) "Majority Interests Vote" shall mean the vote, at a meeting of the Holders of Interests, of the lesser of (i) 67% or more of the Interests present or represented at such meeting, provided the Holders of more than 50% of the Interests are present or represented by proxy or (ii) more than 50% of the Interests.

         (n) "Person" shall mean and include an individual, corporation, partnership, trust, foundation, plan, association, joint venture, estate and other entity, whether or not a legal entity, and a government and agencies and political subdivisions thereof, whether domestic or foreign.

         (o) "Registration Statement" as of any particular time shall mean the Registration Statement of the Trust which is effective at such time under the 1940 Act.

         (p) "Trust Property" shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees or any series of the Trust established in accordance with Section 6.2.

         (q) "Trustees" shall mean such persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms of this Declaration, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions of this Declaration and are then in office, in their capacity as trustees hereunder.

                                   ARTICLE II

                                    Trustees
                                    --------

2.1 Initial Trustee. The initial Trustee shall be the person identified as the trustee of the Trust on the signature page of this Declaration.

2.2 Number and Qualification. The number of Trustees shall initially be one and shall thereafter be fixed from time to time by written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Trustees so fixed, then in office, provided, however, that the number of Trustees shall in no event be less than one. A Trustee shall be an individual at least 21 years of age who is not under a legal disability.

         (a) Any vacancy created by an increase in Trustees shall be filled by the appointment or election of an individual having the qualifications described in this Article. No reduction in the number of Trustees shall have the effect of removing any Trustee from office.

         (b) Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.5 hereof, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

2.3 Term and Election. Each Trustee named herein, or elected or appointed prior to the first meeting of the Holders, shall (except in the event of resignations or removals or vacancies pursuant to Section 2.5 hereof or Section 3.12 of the By-Laws) hold office until his or her successor has been elected at such meeting and has qualified to serve as Trustee. Beginning with the Trustees elected at the first meeting of Holders, each Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided unless such Trustee resigns or is removed as provided in Section 3.12 of the By-Laws or his or her term expires pursuant to Section 2.5 hereof.

2.4 Resignation and Removal. Any Trustee may resign or be removed as provided in
Section 3.12 of the By-Laws.

2.5 Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the earliest to occur of the following: the Trustee's death, resignation, reaching any mandatory retirement age set by the Trustees, adjudicated incompetence or other incapacity to perform the duties of the office, or the removal of the Trustee. A vacancy shall also occur in the event of an increase in the number of Trustees as provided in Section 2.2. No such vacancy shall operate to annul this Declaration or to revoke any existing trust created pursuant to the terms of this Declaration. In the case of a vacancy, the Holders of a plurality of the Interests are entitled to vote, acting at any meeting of the Holders held in accordance with Article VIII hereof, or, to the extent permitted by the 1940 Act, a majority vote of the Trustees continuing in office may fill such vacancy, and any Trustee so elected by the Trustees or the Holders shall hold office as provided in this Declaration. There shall be no cumulative voting by the Holders in the election of Trustees.

2.6 Meetings. Meetings of the Trustees shall be held from time to time as provided in the By-Laws.

2.7 Officers; Chairperson of the Board. The Trustees shall, from time to time, elect officers of the Trust as provided for in the By-Laws.

2.8 By-Laws. The Trustees may adopt and, from time to time, amend or repeal the By-Laws for the conduct of the business of the Trust not inconsistent with this Declaration.

                                  ARTICLE III

                               Powers of Trustees
                               ------------------

3.1 General. The Trustees shall have exclusive and absolute control over management of the business and affairs of the Trust, but with such powers of delegation as may be permitted by this Declaration and the DST. The Trustees may perform such acts as in their sole discretion are proper for conducting the business and affairs of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of, or recourse to, any court of law or equity.

3.2  Investments.  The Trustees shall have power to:

         (a) conduct, operate and carry on the business of an investment company; and

         (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, lend, transfer, exchange, distribute, write options, futures, when-issued, forward and other contracts with respect to, or otherwise deal in or dispose of, United States and foreign currencies and related instruments including forward contracts, and securities, including common and preferred stock, warrants, bonds, debentures, time notes, bankers acceptances and all other evidences of indebtedness, negotiable or non-negotiable instruments, obligations, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, convertible securities, and other securities, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government, any foreign government, or any agency, instrumentality or political subdivision of the United States Government or any foreign government, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States or under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations, or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trustees may determine to invest.

         The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

3.3 Legal Title. Legal title to all the Trust Property shall be vested in the Trust as a separate legal entity under the DST, except that the Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees or in the name of any other Person on behalf of the Trust on such terms as the Trustees may determine.

         In the event that title to any part of the Trust Property is vested in one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his or her due election and qualification. Upon the resignation, removal or death of a Trustee he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. To the extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

3.4 Sale of  Interests.  Subject to the more  detailed  provisions  set forth in
Article VII, the Trustees shall have the power to permit persons to purchase Interests and to add or reduce, in whole or in part, their Interest in the Trust.

3.5 Borrow Money. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

3.6 Delegation; Committee. The Trustees shall have the power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments, either in the name of the Trust or the names of the Trustees or otherwise, as the Trustees may deem expedient.

3.7 Collection and Payment. The Trustees shall have the power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

3.8 Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal and brokerage services, as they, in good faith, may deem reasonable (subject to any limitations in the 1940 Act), and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

3.9 Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust and terminate such employees or contractual relationships as they consider appropriate; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies (including, but not limited to, fidelity bonding and errors and omission policies) insuring the Investment Adviser, Administrator, Distributor, Holders, Trustees, officers, employees, agents, or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against liability; (d) establish pension, profit-sharing and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including the Investment Adviser, Administrator, distributor, Holders, Trustees, officers, employees, agents or independent contractors of the Trust, to such extent as the Trustees shall determine; (f) guarantee indebtedness or contractual obligations of others; (g) determine and change the Fiscal Year of the Trust and the method by which its accounts shall be kept; and (h) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

3.10 Further Powers. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices, whether within or without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any foreign countries, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign countries, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the

Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive and shall be binding upon the Trust and the Holders, past, present and future. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees shall not be required to obtain any court order to deal with Trust Property.

                                   ARTICLE IV

        Investment Advisory, Administrative, and Placement Agent Services
        -----------------------------------------------------------------

4.1 Investment Advisory and Other Services. The Trustees may in their discretion, from time to time, enter into contracts or agreements for investment advisory services, administrative services (including management, transfer and dividend disbursing agency services), distribution services, fiduciary (including custodian, subcustodian and depository) services, placement agent services, Holder servicing and distribution services, or other services, whereby the other party to such contract or agreement shall undertake to furnish the Trust such services as the Trustees shall, from time to time, consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any other provisions of this Declaration to the contrary, the Trustees may authorize any Investment Adviser (subject to such general or specific instructions as the Trustees may, from time to time, adopt) to effect purchases, sales, loans or exchanges of Trust Property on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of any such Investment Adviser (all without further action by the Trustees). Any such purchases, sales, loans or exchanges shall be binding upon the Trust.

4.2 Parties to Contract. Any contract or agreement of the character described in
Section 4.1 of this Article IV or in the By-Laws of the Trust may be entered into with any Person, although one or more of the Trustees or officers of the Trust or any Holder may be an officer, director, trustee, shareholder, or member of such other party to the contract or agreement, and no such contract or agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of such contract or agreement or held accountable for any profit realized directly or indirectly therefrom, provided that the contract or agreement when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. Any Trustee or officer of the Trust or any Holder may be the other party to contracts or agreements entered into pursuant to Section 4.1 hereof or the By-Laws of the Trust, and any Trustee or officer of the Trust or any Holder may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts or agreements mentioned in this Section 4.2.

                                   ARTICLE V

                            Limitations of Liability
                            ------------------------

5.1 No Personal Liability of Trustees, Officers, Employees or Agents. No Trustee, officer, employee or agent of the Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any Person, other than the Trust or its

Holders, in connection with Trust Property or the affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, Holders of Interests therein, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust), except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

5.2 Indemnification of Trustees, Officers, Employees and Agents. The Trust shall indemnify each of its Trustees and may indemnify each of its officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, to the fullest extent permitted by law. The Trustees shall make advance payments in connection with any indemnification under this Section 5.2 to the fullest extent permitted by law.

5.3  Liability of Holders
-------------------------

         (a) Liability of Holders. Each Holder shall be entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the Delaware General Corporation Law. No personal liability for any debt or obligation of the Trust shall attach to any Holder or former Holder of the Trust, and neither the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind any Holder personally or to call upon any Holder for the payment of any sum of money or assessment whatsoever other than such as the Holder may at any time personally agree to pay by way of subscription for any Interests or otherwise.

         (b) Indemnification. The Trust shall indemnify and hold each Holder harmless from and against any claim or liability to which such Holder may become subject solely by reason of his or her being or having been a Holder and not because of such Holder's acts or omissions or for some other reason, and shall reimburse such Holder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability (upon proper and timely request by the Holder); provided, however, that no Holder shall be entitled to indemnification by any series established in accordance with Section 6.2 unless such Holder is a Holder of Interests of such series. The rights accruing to a Holder under this Section 5.3 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Holder in any appropriate situation even though not specifically provided herein.

5.4 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any of his or her duties hereunder.

5.5 No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, or other Person dealing with the Trustees or any officer, or employee of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer or employee or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer or employee. Every obligation, contract, instrument, certificate or other interest or undertaking of the Trust, and every other act or thing whatsoever executed in connection with the Trust, shall be conclusively relied upon as having been executed or done by the executors thereof only in their capacities as Trustees, officers or employees of the Trust. Every written obligation, contract, instrument, certificate or other interest or undertaking of the Trust made by the Trustees or by any officer or employee of the Trust, in his or her capacity as such, shall contain an appropriate recital to the effect that the Trustee, officer or employee of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property or the private property of the Holders for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to the Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, officers or employees of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, Holders, Trustees, officers and employees in such amount as the Trustees shall deem advisable.

5.6 Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any Investment Adviser, Administrator, accountant, appraiser or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

5.7 Assent to Declaration. Every Holder, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

                                   ARTICLE VI

                             Interests in the Trust
                             ----------------------

6.1  General Characteristics.
----------------------------

         (a) The Trustees shall have the power and authority, without Holder approval, to issue Interests in one or more series from time to time as they deem necessary or desirable. Each series shall be separate from all other series in respect to the assets and liabilities allocated to that series and shall represent a separate investment portfolio of the Trust. The Trustees shall have exclusive power, without Holder approval, to establish and designate such separate and distinct series, as set forth in Section 6.2, and to fix and determine the relative rights and preferences as between the Interests of the separate series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights.

         (b) The Trustees may, without Holder approval, divide Interests of any series into two or more classes, Interests of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine as provided in
    Section 6.3. The fact that a series shall have been initially established and designated without any specific establishment or designation of classes, shall not limit the authority of the Trustees to divide a series and establish and designate separate classes thereof.

         (c) The number of Interests authorized shall be unlimited, and the Interests so authorized may be represented in part by fractional Interests. From time to time, the Trustees may divide or combine the Interests of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class. The Trustees may issue Interests of any series or class thereof for such consideration and on such terms as they may determine (or for no consideration if pursuant to an Interest dividend or split-up), all without action or approval of the Holders. All Interests when so issued on the terms determined by the Trustees shall be fully paid and non-assessable. The Trustees may classify or reclassify any unissued Interests or any Interests previously issued and reacquired of any series or class thereof into one or more series or classes thereof that may be established and designated from time to time. The Trustees may hold as treasury Interests, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Interests of any series or class thereof reacquired by the Trust.

6.2  Establishment of Series of Interests.
-----------------------------------------

         (a) Without limiting the authority of the Trustees set forth in Section 6.2(b) to establish and designate any further series, the Trustees hereby establish and designate two series, as follows:

                         Clipper Fund
                         Clipper All Equity Fund

         The provisions of this Article VI shall be applicable to the above designated series and any further series that may from time to time be established and designated by the Trustees as provided in Section 6.2(b).

         (b) The establishment and designation of any series of Interests other than the two set forth above shall be effective upon the adoption, by a majority of the Trustees, of a resolution setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such resolution.

6.3  Establishment of Classes.
-----------------------------

         (a) Without limiting the authority of the Trustees set forth in Section 6.3(b) to establish and designate any further classes, the Trustees shall have the power and authority to establish future classes for any particular series.

         The provisions of this Article VI shall be applicable to any and all classes that may from time to time be established and designated by the Trustees as provided in Section 6.3(b).

         (b) The division of any series into two or more classes and the establishment and designation of such classes shall be effective upon the adoption by a majority of the Trustees of a resolution setting forth such division, and the establishment, designation, and relative rights and preferences of such classes, or as otherwise provided in such resolution. The relative rights and preferences of the classes of any series may differ in such respects as the Trustees may determine to be appropriate, provided that such differences are set forth in the aforementioned resolution.

6.4 Assets of Series. All consideration received by the Trust for the issue or sale of Interests of a particular series together with all Trust Property in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. Separate and distinct records shall be maintained for each series and the assets associated with a series shall be held and accounted for separately from the other assets of the Trust, or any other series. In the event that there is any Trust Property, or any income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Holders of all Interests for all purposes.

6.5  Liabilities of Series.
--------------------------

         (a) The Trust Property belonging to each particular series shall be charged with the liabilities of the Trust in respect to that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Holders of all Interests for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Holders.

         (b) Without limitation of the foregoing provisions of this Section, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of any other series. Notice of this limitation on interseries liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the DST, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the DST relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each series. Every note, bond, contract or other undertaking issued by or on behalf of a particular series shall include a recitation limiting the obligation represented thereby to that series and its assets.

6.6 Rights and Preferences of Classes. The Trustees shall have exclusive power without the requirement of Holder approval to fix and determine the relative rights and preferences as between the separate classes within any series. Any initial classes and any further classes that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further class at the time of establishing and designating the same) have relative rights and preferences as set forth in this
Section 6.6. The Interests of each such class shall be subject to the following preferences, conversion and other rights, voting powers, restrictions, and conditions of redemption.

         (a) The income and expenses of the series shall be allocated among the classes comprising the series in such manner as may be determined by the Trustees in accordance with applicable law.

         (b) As more fully set forth in Section 6.5, the liabilities and expenses of the classes comprising the series shall be determined separately from those of each other and, accordingly, the net asset values, the dividends and distributions payable to Holders, and the amounts distributable in the event of liquidation of the Trust or termination of a series to Holders may vary within the classes comprising the series. Except for these differences and certain other differences set forth in this
    Section 6.6, or elsewhere in this Declaration, the classes comprising a series shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

6.7  Dividends and Distributions.
--------------------------------

         (a) Dividends and distributions on Interests of a particular series or any class thereof may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or a resolution adopted only once or with such frequency as the Trustees may determine, to the Holders of Interests in that series or class, from such of the income and capital gains, accrued or realized, from the Trust Property belonging to that series, or in the case of a class, belonging to that series and allocable to that class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. All dividends and distributions on Interests in a particular series or class thereof shall be distributed pro rata to the Holders of Interests in that series or class in proportion to the total outstanding Interests in that series or class held by such Holders at the date and time of record established for the payment of such dividends or distribution, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any series or class. Such dividends and distributions may be made in cash or Interests of that series or class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Holder of the mode of the paying of such dividend or distribution to that Holder. Any such dividend or distribution paid in Interests will be paid at the net asset value thereof as determined in accordance with
Section 7.4.

         (b) The Interests in a series or a class of the Trust shall represent beneficial interests in the Trust Property belonging to such series or in the case of a class, belonging to such series and allocable to such class. Each Holder of Interests in a series or a class shall be entitled to receive its pro rata share of distributions of income and capital gains made with respect to such series or such class. Upon reduction or withdrawal of its Interests or indemnification for liabilities incurred by reason of being or having been a Holder of Interests in a series or a class, such Holder shall be paid solely out of the funds and property of such series or in the case of a class, the funds and property of such series and allocable to such class of the Trust. Upon liquidation or termination of a series or class of the Trust, Holders of Interests in such series or class shall be entitled to receive a pro rata share of the Trust Property belonging to such series or in the case of a class, belonging to such series and allocable to such class.

6.8 Voting Rights. Notwithstanding any other provision hereof, on each matter submitted to a vote of the Holders, each Holder shall be entitled to one vote for each whole Interest standing in its name on the books of the Trust, and each fractional Interest shall be entitled to a proportionate fractional vote, irrespective of the series thereof or class thereof, and all Interests of all series and classes thereof shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of one or more series or classes thereof is permitted or required by the 1940 Act or the provisions of the instrument establishing and designating the series or class, such requirements as to a separate vote by such series or class thereof shall apply in lieu of all Interests of all series and classes thereof voting together; and (b) as to any matter which affects only the interests of one or more particular series or classes thereof, only the Holders of the one or more affected series or classes shall be entitled to vote, and each such series or class shall vote as a separate series or class. The Trustees may also determine that a matter affects only the interests of one of more classes of a series, in which case any such matter shall be voted on by such class or classes. Interests may be voted in person or by proxy or in any other manner provided for in the By-Laws. Anything in this Declaration to the contrary notwithstanding, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Holders of the Trust or one or more series or classes of the Trust, or in the event of any (i) proxy contest or (ii) proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Interests may be voted only in person or by written proxy. Until Interests are issued, the Trustees may exercise all rights of Holders and may take any action required or permitted by law, this Declaration or any of the By-Laws of the Trust to be taken by Holders.

6.9 Record Dates. The Trustees may from time to time close the transfer books or establish record dates and times for the purposes of determining the Holders entitled to be treated as such, to the extent provided or referred to in the By-Laws.

6.10 Transfer. All Interests of each particular series or class thereof shall be transferable, but transfers of Interests of a particular series or class thereof will be recorded on the Interest transfer records of the Trust applicable to that series or class only at such times as Holders shall have the right to require the Trust to redeem Interests of that series or class and at such other times as may be permitted by the Trustees.

6.11 Equality. Except as provided herein or in a resolution designating and establishing any class or series, all Interests of each particular series or class thereof shall represent an equal proportionate interest in the assets belonging to that series, or in the case of a class, belonging to that series and allocable to that class, subject to the liabilities belonging to that series, and each Interest of any particular series or class shall be equal to each other Interest of that series or class; but the provisions of this sentence shall not restrict any distinctions permissible under Section 6.7 that may exist with respect to dividends and distributions on Interests of the same series or class. The Trustees may from time to time divide or combine the Interests of any particular series or class into a greater or lesser number of Interests of that series or class without thereby changing the proportionate beneficial interest in the assets belonging to that series or class or in any way affecting the rights or Interests of any other series or class.

6.12 Fractions. Any fractional Interest of any series or class, if any such fractional Interest is outstanding, shall carry proportionately all the rights and obligations of a whole Interest of that series or class, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Interests, and liquidation of the Trust.

6.13 Class Differences. Subject to Section 6.3, the relative rights and preferences of the classes of any series may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion, provided that such differences are set forth in the resolution establishing and designating such classes and adopted by a majority of the Trustees.

6.14 Conversion of Interests. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that Holders of Interests of any series shall have the right to convert said Interests into one or more other series in accordance with such requirements and procedures as may be established by the Trustees. The Trustees shall also have the authority to provide that Holders of Interests of any class of a particular series shall have the right to convert said Interests into one or more other classes of that particular series or any other series in accordance with such requirements and procedures as may be established by the Trustees.

6.15 Investments in the Trust. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, consistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Interests that conform to such authorized terms and to reject any purchase orders for Interests whether or not conforming to such authorized terms.

6.16 Trustees and Officers as Holders. Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Interests of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold, and may purchase Interests from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Interests generally.

6.17 No Preemptive Rights; Derivative Suits. Holders shall have no preemptive or other right to subscribe to any additional Interests or other securities issued by the Trust. No action may be brought by a Holder on behalf of the Trust unless Holders owning no less than 10% of the then outstanding Interests, or series or class thereof, join in the bringing of such action. A Holder of Interests in a particular series or a particular class of the Trust shall not be entitled to participate in a derivative or class action lawsuit on behalf of any other series or any other class or on behalf of the Holders of Interests in any other series or any other class of the Trust.

6.18 No Appraisal Rights. Holders shall have no right to demand payment for their Interests or to any other rights of dissenting Holders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters' rights by a stockholder of a corporation organized under the General Corporation Law of Delaware, or otherwise.

6.19 Status of Interests and Limitation of Personal Liability. Interests shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Holder by virtue of acquiring Interests shall be held to have expressly assented and agreed to the terms hereof and to be bound hereby. The death, incapacity, dissolution, termination or bankruptcy of a Holder during the continuance of the Trust shall not operate to dissolve or terminate the Trust or any series thereof nor entitle the representative of such Holder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but shall entitle the representative of such Holder only to the rights of such Holder under this Trust. Ownership of Interests shall not entitle the Holder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Interests constitute the Holders as partners or joint venturers. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Holder, nor except as specifically provided herein to call upon any Holder for the payment of any sum of money or assessment whatsoever other than such as the Holder may at any time personally agree to pay.

6.20 Elimination of Series. Without limiting the authority of the Trustees set forth in Section 9.2 of this Declaration of Trust, at any time that there are no Interests outstanding of a series (or class), the Trustees may abolish such series (or class).

6.21 Liquidation of Series. Without limiting the authority of the Trustees set forth in Section 9.2 of this Declaration of Trust, at any time, the Trustees may liquidate or dissolve any series without the approval of the Holders of said series upon 30 days' written notice to Holders.

         (a) Upon making reasonable provision, in the determination of the Trustees, for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the Holders of Interests of that series then outstanding.

         (b) Upon the completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (a), the Trust or any affected series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties thereunder and the right, title and interest of all parties with respect to the Trust or series shall be cancelled and discharged.

6.22 Closing a Series Or Class. At any time, the Trustees may, without the approval of Holders, close a series or class to additional investments by either prospective or existing Holders.

                                  ARTICLE VII

                            Purchases and Redemptions
                            -------------------------

7.1 Purchases. The Trustees, in their discretion, may, from time to time, without a vote of the Holders, permit the purchase of Interests by such party or parties (or increase in the Interests of a Holder), for such type of consideration, including, without limitation, cash or property, at such time or times (including, without limitation, each business day), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including, without limitation, the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses.

7.2 Redemption by Holder. Each Holder of Interests of the Trust or any series or class thereof shall have the right at such times, as may be permitted by the Trust, to require the Trust to redeem all or any part of his or her Interests of the Trust, or series or class thereof, at a redemption price equal to the net asset value per Interest of the Trust or series or class thereof, next determined in accordance with Section 7.4 hereof after the Interests are properly tendered for redemption, subject to any contingent deferred sales charge or redemption charge in effect at the time of redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may, subject to the requirements of the 1940 Act, make payment wholly or partly in securities or other assets belonging to the Trust or series or class thereof of which the Interests being redeemed are part of the value of such securities or assets used in such determination of the net asset value.

      Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the Holders of Interests of the Trust, or series or class thereof, to require the Trust to redeem Interests of the Trust, or of any series or class thereof, during any period or at any time when and to the extent permissible under the 1940 Act.

7.3 Redemption by Trust. Each Interest of the Trust, or series or class thereof that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Interest was then being redeemed by the Holder pursuant to Section 7.2 hereof: (a) at any time, if the Trustees determine in their sole discretion and by majority vote that it is in the best interest of the Trust, or any series or class thereof, to so redeem, or (b) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of Holder accounts of a minimum or maximum amount or percentage. Upon such redemption the Holders of the Interests so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

7.4 Net Asset Value. The net asset value per Interest of any series shall be (a) in the case of a series whose Interests are not divided into classes, the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of Interests of that series outstanding, and
(b) in the case of a class of Interests of a series whose Interests are divided into classes, the quotient obtained by dividing the value of the net assets of that series allocable to such class (being the value of the assets belonging to that series allocable to such class less the liabilities belonging to such class) by the total number of Interests of such class outstanding; all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

     The Trustees may determine to maintain the net asset value per Interest of any series or any class at a designated constant dollar amount and in connection therewith may adopt procedures consistent with the 1940 Act for continuing declarations of income attributable to that series or that class as dividends payable in additional Interests of that series at the designated constant dollar amount and for the handling of any losses attributable to that series or that class. Such procedures may provide that in the event of any loss each Holder shall be deemed to have contributed to the capital of the Trust attributable to that series his or her pro rata portion of the total number of Interests required to be canceled in order to permit the net asset value per Interest of that series or class to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Holder of the Trust shall be deemed to have agreed, by his or her investment in any series or class with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

7.5 Exchange by Trust. Each Interest of the Trust in a particular class of a series that has been established and designated may be exchanged for another class of the same series at any time, if the Trustees determine in their sole discretion that it is in the best interests of the Trust, or any series or class thereof, to so exchange, provided that the Interests to be exchanged will, as a result of the exchange, suffer no reduction in the amount payable thereon upon liquidation of the Trust or series and the Interests to be exchanged shall be exchanged for Interests of another class having the same aggregate net asset value at the time of the exchange.

                                  ARTICLE VIII

                                    Holders
                                    -------

8.1 Rights of Holders. The right to conduct any business hereinbefore described is vested exclusively in the Trustees, and the Holders shall have no rights under this Declaration or with respect to the Trust Property other than the beneficial interest conferred by their Interests and the voting rights accorded to them under this Declaration.

8.2 Register of Interests. A register shall be kept by the Trust under the direction of the Trustees which shall contain the names and addresses of the Holders and the number of Interests held by each Holder. Each such register shall be conclusive as to the identity of the Holders of the Trust and the Persons who shall be entitled to payments of distributions or otherwise to exercise or enjoy the rights of Holders. No Holder shall be entitled to receive payment of any distribution, nor to have notice given to it as herein provided, until it has given its address to such officer or agent of the Trustees as shall keep the said register for entry thereon. No certificates certifying the ownership of interests need be issued except as the Trustees may otherwise determine from time to time.

8.3 Notices. Any and all notices to which any Holder hereunder may be entitled and any and all communications shall be deemed duly served or given if presented personally to a Holder, left at his or her residence or usual place of business, or sent via United States mail or by electronic transmission to a Holder at his or her address as it is registered with the Trust, as provided in Section 8.2. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Holder at his or her address as it is registered with the Trust, as provided in Section 8.2, with postage thereon prepaid.

8.4 Meetings of Holders. As provided in the By-Laws, meetings of the Holders of the Trust, or any series or class of the Trust, may be called (i) at any time by a majority of the Trustees or by the President and (ii) upon written request of Holders holding, in the aggregate, not less than 10% of the Interests (or series or class thereof), such request specifying the purpose or purposes for which such meeting is to be called.

8.5 Notice of Meetings. Written or printed notice of all meetings of the Holders, stating the time, place and purposes of the meeting, shall be given as provided in the By-Laws. Any adjourned meeting shall require additional notice as provided in the By-Laws.

8.6 Record Date. For the purpose of determining the Holders who are entitled to notice of any meeting, to vote at any meeting, to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time fix a date as provided in the By-Laws.

8.7 Proxies, Etc. At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy as provided in the By-Laws.

8.8  Voting Powers.
------------------

         (a) The Holders shall have power to vote only (i) for the election or removal of Trustees as contemplated by Section 2.3 hereof and the provisions of
Section 3.12 of the By-Laws, (ii) with respect to any investment advisory contract as contemplated by Section 4.1 hereof, (iii) with respect to termination of the Trust as provided in Section 9.2 hereof, (iv) with respect to amendments to the Declaration of Trust as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation, sale of assets or reorganization as provided in Section 9.4 hereof, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, DST, or any other applicable law, the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as and when the Trustees may consider necessary or desirable.

         (b) Each Holder shall be entitled to one vote for each Interest and fractional vote for each fraction of an Interest for each Interest held. Notwithstanding any other provision of this Declaration of Trust, on any matters submitted to a vote of the Holders, all Interests of the Trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, Interests shall be voted by individual series; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more series, then only Holders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the Holders of such class or classes shall be entitled to vote thereon. Until Interests are issued, the Trustees may exercise all rights of Holders and may take any action required by law, the Declaration or the By-Laws to be taken by Holders. The By-Laws may include further provisions for Holders' votes and meetings and related matters not inconsistent with this Declaration.

8.9 Holder Action by Written Consent. As provided in the By-Laws, any action which may be taken by the Holders may be taken without notice and without a meeting if Holders shall consent to the action in writing and the written consents shall be filed with the records of the meetings of Holders. Such consents shall be treated for all purposes as votes taken at a meeting of the Holders.

                                   ARTICLE IX

            Duration; Termination of Trust; Amendment; Mergers; Etc.
            -------------------------------------------------------

9.1 Duration. Subject to possible termination in accordance with the provisions of Section 9.2, the Trust created hereby shall continue perpetually pursuant to
Section 3808 of DST.

9.2  Termination of Trust.
-------------------------

         (a) The Trust may be terminated (i) by the affirmative vote of the Holders of not less than two-thirds of the Interests in the Trust at any meeting of the Holders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the Holders of not less than two-thirds of such Interests, or (iii) by the Trustees by written notice to the Holders. Upon any such termination,

               (A) The Trust shall carry on no business except for the purpose of winding up its affairs.

               (B) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, or other disposition of all or substantially all of the Trust Property shall require approval of the principal terms of the transaction and the nature and amount of the consideration by the Holders with a Majority Interests Vote.

               (C) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Holders according to their respective rights.

         (b) Upon termination of the Trust and distribution to the Holders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and file a certificate of cancellation in accordance with
    Section 3810 of the DST. Upon termination of the Trust, the Trustees shall thereon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Holders shall thereupon cease.

9.3  Amendment Procedure.
------------------------

         (a) All rights granted to the Holders under this Declaration of Trust are granted subject to the reservation of the right of the Trustees to amend, restate, or otherwise supplement this Declaration of Trust as herein provided, without Holder approval, except as set forth herein to the contrary, as they deem necessary or desirable. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Holders) may be amended at any time, so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to vote of a majority of the Trustees). Any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

         (b) No amendment may be made, under Section 9.3(a) above, which would change any rights with respect to any Interest in the Trust by reducing the amount payable thereon upon liquidation of the Trust, by repealing the limitations on personal liability of any Holder or Trustee, or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Interests Vote.

         (c) A certification signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Holders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

         (d) Notwithstanding any other provision hereof, until such time as Interests are first sold, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

9.4  Merger, Consolidation, Sale of Assets and Reorganization.
-------------------------------------------------------------

         (a) The Trust may (i) merge or consolidate with any other corporation, association, trust or other organization, (ii) sell, lease or exchange all or substantially all of its property, including its good will, or (iii) reorganize as a corporation, limited liability company or limited liability company, in each case upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the Trustees, and any such merger, consolidation, sale, lease, exchange or reorganization shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware. An agreement of merger or consolidation or exchange or certificate of merger may be signed by a majority of the Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

         (b) Pursuant to and in accordance with the provisions of Section 3815(f) of the DST, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation or exchange or transfer of assets and liabilities approved by the Trustees in accordance with this Section 9.4 may (i) effect any amendment to the governing instrument of the Trust or (ii) effect the adoption of a new governing instrument of the Trust if the Trust is the surviving or resulting trust in the merger or consolidation.

                                   ARTICLE X

                                 Miscellaneous
                                 -------------

10.1 Certificate of Designation; Agent for Service of Process. The Trust shall file, in accordance with Section 3812 of DST, in the office of the Secretary of State of Delaware, a certificate of trust, in the form and with such information required by Section 3810 of DST and executed in the manner specified in Section 3811 of DST. In the event the Trust does not have at least one Trustee qualified under Section 3807(a) of DST, then the Trust shall comply with Section 3807(b) of DST by having and maintaining a registered office in Delaware and by designating a registered agent for service of process on the Trust, which agent shall have the same business office as the Trust's registered office. The failure to file any such certificate, to maintain a registered office, to designate a registered agent for service of process, or to include such other information shall not affect the validity of the establishment of the Trust, the Declaration, the By-Laws or any action taken by the Trustees, the Trust officers or any other Person with respect to the Trust except insofar as a provision of the DST would have governed, in which case the Delaware common law governs.

10.2 Governing Law. This Declaration is executed by all of the Trustees and delivered with reference to DST and the laws of the State of Delaware, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to DST and the laws of the State of Delaware (unless and to the extent otherwise provided for and/or preempted by the 1940 Act or other applicable federal securities laws); provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Section 3540 of Title 12 of the Delaware Code, or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the DST) pertaining to trusts which are inconsistent with the rights, duties, powers, limitations or liabilities of the Trustees set forth or referenced in this Declaration.

10.3 Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

10.4 Reliance by Third Parties. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Holder. Any certificate executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration may be recorded, appears to be a Trustee or officer hereunder, certifying to (a) the number or identity of Trustees or Holders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Holders, (d) the fact that the number of Trustees or Holders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

10.5  Provisions in Conflict With Law or Regulations.

         (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the DST, or with other applicable laws and regulations, the conflicting provisions shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

         (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

10.6 Trust Only. It is the intention of the Trustees to create only a statutory trust under DST with the relationship of trustee and beneficiary between the Trustees and each Holder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a Delaware statutory trust except to the extent such trust is deemed to constitute a corporation under the Code and applicable state tax laws. Nothing in this Declaration of Trust shall be construed to make the Holders, either by themselves or with the Trustees, partners or members of a joint stock association.

10.7 Withholding. Should any Holder be subject to withholding pursuant to the Code or any other provision of law, the Trust shall withhold all amounts otherwise distributable to such Holder as shall be required by law and any amounts so withheld shall be deemed to have been distributed to such Holder under this Declaration of Trust. If any sums are withheld pursuant to this provision, the Trust shall remit the sums so withheld to and file the required forms with the Internal Revenue Service, or other applicable government agency.

10.8 Fiscal Year End. The fiscal year of the Trust shall be established from time to time by the Trustees.

10.9 Headings and Construction. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable.

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


 /s/ James H. Gipson
 ----------------------------------
 Trustee

                                                                     Exhibit (b)


                                     BY-LAWS

                                       OF

                               CLIPPER FUNDS TRUST



                                   SECTION 1

                    DECLARATION OF TRUST AND PRINCIPAL OFFICE
                    -----------------------------------------

         1.1 Declaration of Trust. These By-Laws shall be subject to the Declaration of Trust, as from time to time in effect, of Clipper Funds Trust, a Delaware statutory trust established by the Declaration of Trust (the "Trust").

         1.2 Principal Office of the Trust. The principal office of the Trust shall be located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills California, 90210. The Board of Trustees may at any time establish branch or subordinate offices at any place or places where the Trust intends to do business.

                                   SECTION 2

                                  SHAREHOLDERS
                                  ------------

         2.1 Shareholder Meetings. A meeting of the shareholders of the Trust or of any one or more series of shares may be called at any time by a majority of the Trustees, by the President or, if the Trustees and the President shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 10% of all outstanding shares of the Trust, if shareholders of all series are required under the Declaration of Trust to vote in the aggregate and not by individual series at such meeting, or of any series, if shareholders of such series are entitled under the Declaration of Trust to vote by individual series at such meeting, then such shareholders may call such meeting. If the meeting is a meeting of the shareholders of one or more series, but not a meeting of all shareholders of the Trust, then only the shareholders of such one or more series shall be entitled to notice of and to vote at the meeting. Each call of a meeting shall state the place, date, hour and purposes of the meeting. At any such meeting, any business properly before the meeting may be considered, whether or not stated in the notice of the meeting.

         Shareholders of one-third of the outstanding interests of the Trust, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the Investment Company Act of 1940 (the "1940 Act") or other applicable law. When any one or more series (or classes) is to vote as a single series (or class) separate from any other interests, one-third (33 1/3%) of the interests of each such series (or class) issued and outstanding shall constitute a quorum at a shareholder's meeting of that series (or class). Except when a larger vote is required by any provision of the Declaration of Trust or these By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the interests voted shall decide any questions and a plurality of the interests voted shall elect a Trustee, provided that where any provision of law or of the Declaration of Trust requires that the shareholders of any series shall vote as a series (or that shareholders of a class shall vote as a class), then a majority of the interests of that series (or class) voted on that matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series (or class) is concerned. Notwithstanding the foregoing, the affirmative vote by a majority of the shareholders present, in person or by proxy, at such meeting shall be sufficient for adjournments.

         2.2 Place of Meetings. All meetings of the shareholders shall be held at the principal office of the Trust or at such other place within the United States as shall be designated by the Trustees or the President of the Trust.

         2.3 Notice of Meetings. A written notice of each meeting of shareholders, stating the place, date and hour and the purposes of the meeting, shall be given at least seven days and not more than ninety (90) days before the meeting to each shareholder entitled to vote thereat by leaving such notice with him or her or at his or her residence or usual place of business or sent via United States mail, postage prepaid, or by electronic transmission to such shareholder at his or her business or residential address as it appears in the records of the Trust. Such notice shall be given by the Secretary or an Assistant Secretary or by another officer designated by the Trustees. No notice of any meeting of shareholders need be given to a shareholder if a written waiver of notice, executed before or after the meeting by such shareholder or his or her attorney thereunto duly authorized, is filed with the records of the meeting. Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the beginning of the meeting.

         2.4 Record Date. For the purpose of determining the shareholders who are entitled to notice of any meeting, to vote at any meeting, to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time fix a date, not more than 90 calendar days prior to the date of any meeting of the shareholders or payment of distributions or other action, as the case may be, as a record date for the determination of the persons to be treated as shareholders of record for such purposes, and any shareholder who was a shareholder at the date and time so fixed shall be entitled to vote at such meeting or to be treated as a shareholder of record for purposes of such other action, even though he or she has since that date and time disposed of his or her interests in the Trust, and no shareholder becoming such after that date and time shall be so entitled to vote at such meeting or to be treated as a shareholder of record for purposes of such other action. If the Trustees shall divide the interests into two or more series in accordance with the Declaration of Trust, nothing in this Section 2.4 or these By-Laws shall be construed as precluding the Trustees from setting different record dates for different series and if the Trustees shall divide any series into two or more classes in accordance with the Declaration of Trust, nothing in this Section 2.4 or these By-Laws shall be construed as precluding the Trustees from setting different record dates for different classes.

         2.5 Ballots. No ballot shall be required for any election unless requested by a shareholder present or represented at the meeting and entitled to vote in the election.

         2.6 Proxies. Shareholders entitled to vote may vote either in person or by proxy in writing dated not more than six months before the meeting named therein, which proxies shall be filed with the Secretary or other person responsible to record the proceedings of the meeting before being voted. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote pursuant to that proxy by a writing delivered to the Trust stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing that proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Trust before the vote pursuant to that proxy is counted; provided however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy. Unless otherwise specifically limited by their terms, such proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

         A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the Holder is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person regarding the charge or management of his or her interest, he or she may vote by his or her guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

         When interests are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect to such interest, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect to such interest.

         2.7 Adjourned Meeting, Notice. Any shareholders meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the interests represented at that meeting, either in person or by proxy.

         When any meeting of shareholders is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than six months from the date set for the original meeting, in which case the Board of Trustees shall set a new record date. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

         2.8 Shareholder Action by Written Consent Without a Meeting. Any action which may be taken at any meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the shareholders of outstanding interests having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all interests entitled to vote on that action were present and voted. All such consents shall be filed with the Secretary of the Trust and shall be maintained in the Trust's records. Any shareholder giving a written consent or the shareholder's proxy holders or a transferee of the interests or a personal representative of the shareholder or their respective proxy holders may revoke the consent by a writing received by the Secretary of the Trust before written consents of the number of interests required to authorize the proposed action have been filed with the Secretary. If the consents of all shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such shareholders shall not have been received, the Secretary shall give prompt notice of the action approved by the shareholders without a meeting.

         2.9 Inspectors of Election. Before any meeting of shareholders, the Board of Trustees may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairperson of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of interests or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairperson of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint a person to fill the vacancy.

         These inspectors shall:

         (a) Determine the number of interests outstanding and the voting power of each, the interests represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

         (b)      Receive votes, ballots or consents;

         (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

         (d)      Count and tabulate all votes or consents;

         (e)      Determine when the polls shall close;

         (f)      Determine the result; and

         (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

                                   SECTION 3

                                   TRUSTEES
                                   --------

         3.1 Powers. Subject to the applicable provisions of the Declaration of Trust and these By-Laws relating to action(s) required to be approved by the shareholders or by the outstanding interests, the business and affairs of the Trust shall be managed and all powers shall be exercised by or under the direction of the Board of Trustees.

         3.2 Advisory Board. The Trustees may appoint an advisory board to consist of not less than one not more than four members. The members of the advisory board shall be compensated in such manner as the Trustees may determine and shall confer with and advise the Trustees regarding the investments and other affairs of the Trust. Each member of the advisory board shall hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified, or until the advisory board is sooner abolished by the Trustees.

         3.3 Committees. The Trustees may appoint from their number an executive committee and other committees. Except as the Trustees may otherwise determine, and subject to the provisions of the Declaration of Trust, any such committee may make rules for conduct of its business. Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be two or more of the members thereof, unless the Board shall provide otherwise. Any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members, which written consent shall be filed with the minutes of proceedings of the Trustees or any such committee.

         3.4 Meetings by Telephone. All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to such communications system shall constitute presence in person at such meeting, unless the 1940 Act specifically requires the Trustees to act "in person," in which case such term shall be construed consistent with Commission or staff releases or interpretations.

         3.5 Regular Meetings. Regular meetings of the Trustees may be held without notice at such places and at such times as fixed by resolution of the Trustees.

         3.6 Special Meetings. Special meetings of the Trustees may be held at such places and at such times as the Chairperson, if any, the President, the Treasurer, the Secretary, an Assistant Secretary, if any, or any two Trustees may from time to time determine, sufficient notice thereof being given to each Trustee as provided in Section 3.8.

         3.7 Compensation of Trustees. No Trustee shall receive any stated salary or fees from the Trust for his or her services as such if such Trustee is a director, officer, or employee of the Trust's investment adviser, administrator or principal underwriter, if any. Except as provided in the preceding sentence, Trustees shall be entitled to receive such compensation from the Trust for their services in such manner and such amounts as may from time to time be voted by the Board of Trustees.

         3.8 Notice of Special Meetings. Notice of the time and place of special meetings shall be delivered personally or by telephone to each Trustee or sent by first-class mail or telegram, charges prepaid, addressed to each Trustee at that Trustee's business or residential address as it is shown on the records of the Trust. In case the notice is mailed, it shall be deposited in the United States mail at least seven (7) calendar days before the time of the holding of the meeting. In case the notice is delivered personally or by telephone or to the telegraph company or by express mail or similar service, it shall be given at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Trustee or to a person at the office of the Trustee who the person giving the notice has reason to believe will promptly communicate it to the Trustee. The notice need not specify the purpose of the meeting or the place if the meeting is to be held at the principal executive office of the Trust.

         Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by him or her before or after the meeting, is filed with the records of the meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting has not been lawfully called or convened. A waiver of a notice need specify the purposes of the meeting.

         3.9 Quorum. A quorum for all meetings of the Trustees shall be one-third of the total number of Trustees, but (except at such time as there is only one Trustee) no less than two Trustees.

         3.10 Adjournment of Meeting. Any meeting of the Trustees may be adjourned from time to time by a majority of the Trustees present at the meeting, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

         3.11 Action by Trustees. With the exception of the approval of an investment advisory agreement, distribution agreement, or any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (i) any action of the Trustees may be taken at a meeting by the vote of a majority of the Trustees present at the meeting, and (ii) any action required or permitted to be taken by the Board of Trustees may be taken without a meeting if a majority of the members of the Board of Trustees shall individually or collectively consent in writing to that action. Any action by written consent shall have the same force and effect as a majority vote of the Board of Trustees, and such written consent or consents shall be filed with the minutes of the proceedings of the Board of Trustees.

         3.12 Resignation and Removal. Any Trustee may resign (without need for prior or subsequent accounting) by an instrument in writing signed by him or her and delivered or mailed to the Chairperson, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument.

               (a) Any of the Trustees may be removed with or without cause by the affirmative vote of the shareholders of two-thirds (2/3) of the interests or (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 2.2 of the Declaration of Trust) with cause, by the action of two-thirds (2/3) of the remaining Trustees, or without cause, by the action of eighty percent (80%) of the remaining Trustees. Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical or mental incapacity.

               (b) Upon the resignation or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property (as defined in the Declaration of Trust) held in the name of the resigning or removed Trustee. Upon the death of any Trustee or upon removal or resignation due to any Trustee's incapacity to serve as trustee, his or her legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

         3.13 Standard of Care and Indemnification. The conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, neither the determination that a Trustee is an "audit committee financial expert" nor the knowledge, experience or other qualifications underlying such a determination shall result in that Trustee being held to a standard of care that is higher than the standard that would be applicable in the absence of such a determination or such knowledge, experience or qualification, nor shall such a determination or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such a determination or such knowledge, experience or qualification. Any determination of whether a Trustee has complied with any applicable standard of care, including without limitation any standard of care set out in any constituent document of the Trust, and any determination of whether a Trustee shall be entitled to indemnification pursuant to any provision of the Declaration of Trust or these By-Laws, shall be made in light of and based upon the provisions of this paragraph and any person serving as Trustee, whether at the date of adoption of this paragraph as a By-Law or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal.

                                   SECTION 4

                               OFFICERS AND AGENTS
                               -------------------

         4.1 Officers; Chairperson of the Board. The Trustees shall, from time to time, elect officers of the Trust, including a President, a Treasurer, a Secretary, and, so long as required by law, a Chief Compliance Officer and an Anti-Money Laundering Compliance Officer. The Trustees may elect or appoint, from time to time, a Trustee to act as Chairperson of the Board who shall preside at all meetings of the Trustees and carry out such other duties as the Trustees shall designate. The Trustees shall also, from time to time, elect a Chairperson of the Board. The position of Chairperson of the Board shall not be an office of the Trust; however, an officer of the Trust may serve as Chairperson of the Board provided that the Trust does not rely on any rules under the 1940 Act which require such Chairperson to be a

Trustee who is not an "interested person" of the Trust as defined in the 1940 Act. The Trustees may elect or appoint or authorize the President to appoint other officers, such as one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, or agents with such powers as the Trustees may deem to be advisable. The President, Secretary and Treasurer may, but need not, be a Trustee. The Chairperson of the Board and such officers of the Trust shall serve in such capacity for such time and with such authority as the Trustees may, in their discretion, so designate or as provided for in these By-Laws. Any officer may be but does not need to be a Trustee or shareholder. Any two or more offices may be held by the same person.

         4.2 Powers. Subject to the other provisions of these By-Laws, each officer shall have, in addition to the duties and powers herein and in the Declaration of Trust, such duties and powers as are commonly incident to his or her office as if the Trust were organized as a Delaware business corporation and such other duties and powers as the Trustees may from time to time designate, including without limitation the power to make purchases and sales of portfolio securities of the Trust pursuant to recommendations of the Trust's investment adviser in accordance with the policies and objectives of the Trust set forth in its prospectus and with such general or specific instructions as the Trustees may from time to time have issued.

         4.3 Election. The President, the Treasurer, the Secretary, the Chief Compliance Officer and the Anti-Money Laundering Compliance Officer shall be appointed by the Board of Trustees, and each shall serve at the pleasure of the Board of Trustees pursuant to the terms of Section 4.4. Other officers, if any, may be elected or appointed by the Trustees at any time pursuant to Section 4.1.

         4.4 Tenure. The President, the Treasurer, the Secretary, the Chief Compliance Officer and the Anti-Money Laundering Compliance Officer shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees. Each agent shall retain his or her authority at the pleasure of the Trustees.

         4.5 Chairperson. The Chairperson shall, if present, preside at meetings of the Board of Trustees, shall be the Chief Executive Officer of the Trust and shall, subject to the control of the Board of Trustees, have general supervision, direction and control of the business and the officers of the Trust and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Trustees or prescribed by the By-Laws.

         4.6 President. Subject to such supervisory powers, if any, as may be given by the Board of Trustees to the Chairperson, the President shall be the chief operating officer of the Trust and shall, subject to the control of the Board of Trustees, have general supervision, direction and control of the business and the officers of the Trust. He or she shall preside at all meetings of the shareholders and in the absence of the Chairperson of the Board or if there be none, at all meetings of the Board of Trustees. He or she shall have the general powers and duties of management usually vested in the office of President of a corporation and shall have such other powers and duties as may be prescribed by the Board of Trustees or these By-Laws. He or she shall serve as the Trust's "principal executive officer" for purposes of the Sarbanes-Oxley Act of 2002.

         4.7 Vice Presidents. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Trustees or if not ranked, the Executive Vice President (who shall be considered first ranked) and such other Vice Presidents as shall be designated by the Board of Trustees, shall perform all the duties of the President and when so acting shall have all powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Trustees or the President or the Chairperson of the Board or by these By-Laws.

         4.8 Secretary. The Secretary shall keep or cause to be kept at the principal executive office of the Trust, or such other place as the Board of Trustees may direct, a book of minutes of all meetings and actions of Trustees, committees of Trustees and shareholders with the time and place of holding, whether regular or special, and if special, the notice given, the names of those present at Trustees' meetings or committee meetings, the number of interests present or represented at shareholders, meetings, and the proceedings.

         The Secretary shall keep or cause to be kept at the principal executive office of the Trust or at the office of the Trust's transfer agent or registrar, an interest register or a duplicate interest register showing the names of all shareholders and their addresses, the number and classes of interests held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

         The Secretary shall give or cause to be given notice of all meetings of the shareholders and of the Board of Trustees required to be given by these By-Laws or by applicable law and shall have such other powers and perform such other duties as may be prescribed by the Board of Trustees or by these By-Laws. Any Assistant Secretary shall have such duties and powers as shall be designed from time to time by the Trustees.

         4.9 Treasurer. The Treasurer shall be the chief financial officer and chief accounting officer of the Trust and shall keep and maintain or cause to be kept and maintained adequate and correct books and records of accounts of the properties and business transactions of the Trust, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and interests. The books of account shall at all reasonable times be open to inspection by any Trustee. The Treasurer shall serve as the Trust's "principal financial officer" for purposes of the Sarbanes-Oxley Act of 2002.

         The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Trust with such depositories as may be designated by the Board of Trustees. The Treasurer shall disburse the funds of the Trust as may be ordered by the Board of Trustees, shall render to the President and Trustees, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the Trust and shall have other powers and perform such other duties as may be prescribed by the Board of Trustees or these By-Laws. Any Assistant Treasurer shall have such duties and powers as shall be designed from time to time by the Trustees.

         4.10 Chief Compliance Officer. The Chief Compliance Officer (the "CCO") shall perform the functions of the Trust's chief compliance officer as described in Rule 38a-1 under the 1940 Act. The CCO shall have primary responsibility for administering the Trust's compliance policies and procedures adopted pursuant to Rule 38a-1 (the "Compliance Program") and reviewing the Compliance Program, in the manner specified in Rule 38a-1, at least annually, or as may be required by Rule 38a-1, as may be amended from time to time. The CCO shall report directly to the Board of Trustees regarding the Compliance Program.

         4.11 Anti-Money Laundering Compliance Officer. The Anti-Money Laundering Compliance Officer (the "AML Compliance Officer") shall perform the functions of the Trust's anti-money laundering compliance officer as described in the Trust's Anti-Money Laundering Policies and Procedures (the "AML Policy"). The AML Compliance Officer shall be responsible for the oversight of the AML Policy. The Trustees may in their discretion appoint another officer of the Trust to serve as the

AML Compliance Officer, so long as the responsibilities and functions of each office remain separate and distinct.

                                   SECTION 5

                      RESIGNATIONS, RETIREMENT AND REMOVALS
                      -------------------------------------

         Any Trustee, officer or advisory board member may resign at any time by delivering his or her resignation in writing to the President, the Vice President or the Secretary or to a meeting of the Trustees. The Trustees may remove any officer elected by them with or without cause by the vote of a majority of the Trustees then in office. Except to the extent expressly provided in a written agreement with the Trust, no Trustee, officer, or advisory board member resigning, and no officer or advisory board member removed, shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

                                   SECTION 6

                                   VACANCIES
                                   ---------

         A vacancy in any office may be filled at any time. Each successor shall hold office for the unexpired term, and in the case of the President, the Vice President, the Treasurer and the Secretary, until his or her successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified.

                                   SECTION 7

                         SHARES OF BENEFICIAL INTEREST
                         -----------------------------

         Certificates certifying the ownership of shares may be issued as the Trustees may authorize. In lieu of issuing certificates for shares, the Trustees or the transfer agent shall keep accounts upon the books of the Trust for the record holders of such shares, who shall be deemed, for all purposes hereunder, to be the holders of certificates for such shares as if they had accepted such certificates and shall be held to have expressly assented and agreed to the terms hereof. Any certificates issued shall be in such form as the Board of Trustees may from time to time prescribe, including on its face the name of the Trust, the name of the person to whom it is issued, and the class of shares and number of shares it represents. The certificate shall contain on its face or back either a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class which the Trust is authorized to issue or a statement that the Trust will furnish such statement or summary to any shareholder on request and without charge. Each certificate issued shall be signed by the President, a Vice-President or the Chairperson of the Board and countersigned by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer. Such signatures may be either manual or facsimile signatures. A certificate is valid whether or not an officer who signed it is still an officer when it is issued. Each certificate may be sealed with the actual seal of the Trust or a facsimile of it or in any other form.

                                   SECTION 8

                    RECORD DATE AND CLOSING TRANSFER BOOKS
                    --------------------------------------

         The Trustees may fix in advance a time, which shall not be more than 90 days before the date of any meeting of shareholders or the date for the payment of any dividend or making of any other distribution to shareholders, as the record date for determining the shareholders having the right to notice and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution, and in such case only shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Trust after the record date; or without fixing such record date the Trustees may for any of such purposes close the transfer books for all or any part of such period.

                                   SECTION 9

                                     SEAL
                                     ----

         The Board of Trustees may provide for a suitable seal for the Trust, in such form and bearing such inscriptions as it may determine.

                                   SECTION 10

                              EXECUTION OF PAPERS
                              -------------------

         Except as the Trustees may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the Trust shall be signed, and all transfers of securities standing in the name of the Trust shall be executed, by the President, by the Vice President, Secretary, Treasurer or Assistant Secretary or Treasurer or by whomsoever else shall be designated for that purpose by the vote of the Trustees and need not bear the seal of the Trust.

                                   SECTION 11

                                  FISCAL YEAR
                                  -----------

         Except as from time to time otherwise provided by the Trustees, the fiscal year of the Trust shall be fixed by resolution of the Trustees.

                                   SECTION 12

                          INDEMNIFICATION AND INSURANCE
                          -----------------------------

         12.1 Indemnification. The Trust shall promptly indemnify and hold harmless each of its Trustees and officers, and may indemnify and hold harmless any of its employees and agents, against any liabilities or expenses (collectively, "Liability") actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Trust, to the fullest extent permitted by the Declaration of Trust and the laws of the State of Delaware, the Securities Act of 1933, and the 1940 Act, as now or hereafter in effect, subject to the provisions of paragraphs (a) and (b) of this Section 12.1. The Board of Trustees may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time these By-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these By-laws shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

         (a) Special Condition. With respect to Liability to the Trust or its shareholders, and subject to applicable state and federal law, a trustee or officer shall be indemnified and held harmless pursuant to this Section 12.1 against any Liability to the Trust or its shareholders unless such Liability arises by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office as defined in Section 17(h) of the 1940 Act ("disabling conduct").

         (b) Special Process Condition. With respect to Liability to the Trust or its shareholders, no indemnification shall be made unless a determination has been made by reasonable and fair means that the trustee or officer has not engaged in disabling conduct. In making such a determination, the Board of Trustees shall act in conformity with then applicable law and administrative interpretations, and shall afford a trustee requesting indemnification who is not an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, a rebuttable presumption that such trustee did not engage in disabling conduct while acting in his or her capacity as a trustee.

         12.2 Advancement of Expenses. The Trust shall promptly advance funds to its trustees and officers, and may advance funds to its employees and agents, to cover expenses they incur with respect to any proceeding arising out of or in connection with their service to the Trust, to the fullest extent permitted by the Declaration of Trust and the laws of the State of Delaware, the Securities Act of 1933, and the 1940 Act, as now or hereafter in effect.

               (a) Affirmation of Conduct. A request by a trustee or officer for advancement of funds pursuant to this Section 12.2 shall be accompanied by the trustee's or officer's written affirmation of his or her good faith belief that he or she met the standard of conduct necessary for indemnification, and such other statements, documents or undertakings as may be required under applicable law.

               (b) Special Conditions to Advancement. With respect to Liability to the Trust or its shareholders, and subject to applicable state and federal law, a trustee or officer shall be entitled to advancements of expenses pursuant to this Section 12.2 against any Liability to the Trust or its shareholders if
(1) the Trust has obtained assurances required under applicable law, such as by obtaining insurance or receiving collateral provided by the trustee or officer, that the advance will be repaid if the trustee or officer is found to have engaged in disabling conduct, or (2) the Board of Trustees has a reasonable belief that the trustee or officer has not engaged in disabling conduct and ultimately will be entitled to indemnification. In forming such a reasonable belief, the Board of Trustees shall act in conformity with then applicable law and administrative interpretations, and shall afford a trustee requesting an advance who is not an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, a rebuttable presumption that such trustee did not engage in disabling conduct while acting in his or her capacity as a trustee.

         12.3 Insurance. The Trust shall purchase and maintain in effect one or more policies of insurance on behalf of its trustees and officers in such amounts and with such coverage as shall be determined from time to time by the Board of Trustees, and may purchase and maintain such insurance for any of its employees and agents, issued by a reputable insurer or insurers, against any expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Trust, with customary limitations and exceptions, whether or not the Trust would have the power to indemnify such person against such expenses pursuant to this Section 12.

         12.4 General Provisions.

               (a) Non-Exclusive Rights. The provisions for indemnification of, and advancement of expenses to, trustees and officers of the Trust set forth in this Section 12 shall not be deemed exclusive of any other contractual or legal rights to which a trustee or officer may otherwise be entitled.

               (b) Continuation of Provisions. The provisions of this Section 12 shall continue as to a person who has ceased to provide service to the Trust and shall inure to the benefit of his or her spouses, heirs, assigns, devisees, executors, administrators and legal representatives. No amendment of the Declaration of Trust or By-Laws of the Trust shall limit or eliminate the right of a person to indemnification, advancement of expenses and insurance set forth in this Section 12 with respect to his or her acts, omissions or service to the Trust occurring prior to such amendment.

         12.5 Definitions. For purposes of this Section 12, the following terms shall have the following meanings:

         (a) "Expenses" shall include without limitation all judgments, penalties, fines, amounts paid or to be paid in settlement, ERISA excise taxes, liabilities, losses, interest, expenses of investigation, attorneys' fees, retainers, court costs, transcript costs, fees of experts and witnesses, expenses of preparing for and attending depositions and other proceedings, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other costs, disbursements or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or acting as a witness in a proceeding.

         (b) The term "proceeding" shall include without limitation any threatened, pending or completed claim, demand, threat, discovery request, request for testimony or information, action, suit, arbitration, alternative dispute mechanism, investigation, hearing, or other proceeding, including any appeal from any of the foregoing, whether civil, criminal, administrative or investigative.

         (c) A person's "service to the Trust" shall include without limitation his or her service as a trustee, officer, employee, agent or representative of the Trust, and his or her service at the request of the Trust as a trustee, officer, employee, agent or representative of another trust, partnership, joint venture, trust, employee benefit plan or other enterprise.

                                   SECTION 13

                                   AMENDMENTS
                                   ----------

         These By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.




ADOPTED BY THE INITIAL TRUSTEE:
FEBRUARY 22, 2005

                                                                     Exhibit (d)


                          INVESTMENT ADVISORY AGREEMENT

         This INVESTMENT ADVISORY AGREEMENT (this "Agreement") is made as of the __ day of _________, 2005, by and between Clipper Funds Trust, a Delaware statutory trust (the "Trust"), and Pacific Financial Research, Inc., a Massachusetts corporation (the "Manager").

         WHEREAS, the Trust is registered as a open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Trust wishes to retain the Manager to provide certain investment advisory services; and

         WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

         1. The Trust hereby appoints the Manager to serve as investment adviser to each of the separate series of the Trust (each, a "Fund") for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         2. The Trust shall at all times keep the Manager fully informed with regard to the securities and other property owned by it, its funds available (or to become available) for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

         3. (a) Subject to the supervision of the Trust's Board of Trustees (the "Trustees"), the Manager shall regularly provide the Trust with investment research, advice, management and supervision and shall furnish a continuous investment program for each Fund consistent with such Fund's investment objectives, policies and restrictions. The Manager shall determine from time to time what securities or other property shall be purchased, retained or sold by each Fund, and shall implement those decisions, all subject to the provisions of the Trust's Declaration of Trust and By-Laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment objectives, policies and restrictions of such Fund, as each of the foregoing may be amended from time to time.

            (b) The Manager shall place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a "broker"). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Funds, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Trust's the most favorable price and execution available, the Manager, bearing in mind the Trust's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Trust and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Trust, and shall perform such other functions of management and supervision, as may be directed by the Trustees.

         4. (a) The Manager, at its expense, shall supply the Board of Trustees and officers of the Trust with statistical information and reports reasonably requested by them and reasonably available to the Manager. The Manager shall oversee the maintenance of all books and records with respect to the Trust's portfolio transactions in accordance with all applicable federal and state laws and regulations and shall perform such other administrative, bookkeeping or clerical duties as may be agreed upon by the parties. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records which it maintains for the Trust are the property of the Trust, and further agrees to surrender promptly to the Trust or its agents any of such records upon the Trust's request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. The Manager may enter into a contract with one or more other parties in which the Manager delegates to such party or parties any or all of the duties specified in this Paragraph 4(a).

            (b) Other than as herein specifically indicated, the Manager shall not be responsible for the expenses of the Trust. Specifically (but without limitation), the Manager shall not be responsible for any of the following expenses of the Trust, which expenses shall be borne by the Trust: advisory fees; distribution fees; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities or other property purchased or sold by the Trust and any losses in connection therewith; fees of custodians, transfer agents, registrars, administrators or other agents; legal expenses; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Trust's shares; expenses of registering and qualifying shares of the Trust for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Trust shareholders; costs of stationery; costs of shareholders' and other meetings of the Trust; Trustees' fees; audit fees; travel expenses of officers, Trustees and employees of the Trust, if any; and the Trust's pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers and Trustees.

         5. No Trustee, officer or employee of the Trust shall receive from the Trust any salary or other compensation as such Trustee, officer or employee while he or she is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager. This Paragraph 5 shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Manager's or any affiliated company's staff.

         6. As compensation for the services performed and expenses assumed by the Manager with respect to each Fund, including the services of any consultants, investment advisers or other parties retained by the Manager, the Fund shall pay the Manager an annual fee, payable on a monthly basis, at the annual rate of 1.0% of the Fund's average daily assets. The payment of the foregoing fee shall be made within thirty (30) days of the end of each month. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to the number of days in such month. For purposes of this Agreement and except as otherwise provided herein, the average daily assets of the Funds shall be calculated pursuant to procedures adopted by the Trustees of the Trust for calculating the value of the Funds' assets or delegating such calculations to third parties. In the event that the expenses of a Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund's expenses to the extent required by such expense limitation.

         7. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or any Fund or to any shareholder of the Trust or any Fund, for any act or omission in the course of, or connected with, rendering services hereunder other than a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

         8. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his or her time and attention to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, or limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other trust, firm, individual or association.

         9. As used in this Agreement, the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted, issued or adopted by the Securities and Exchange Commission or its staff by any rule, regulation, or order; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         10. This Agreement shall become effective upon its execution, and shall remain in full force and effect with respect to each Fund continuously thereafter (unless terminated automatically as set forth in Paragraph 11 below) until terminated as follows:

            (a) Either party hereto may at any time terminate this Agreement with respect to any Fund by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

            (b) If (i) the Trustees or the shareholders of a Fund by the vote of a majority of the outstanding voting securities of a Fund, and (ii) a majority of the Trustees who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement with respect to a Fund, then this Agreement shall automatically terminate with respect to such Fund at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of a Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

            Action by the Trust under sub-paragraph (a) of this Paragraph 10 with respect to a Fund may be taken either (i) by vote of a majority of the Trustees, or (ii) by the vote of a majority of the outstanding voting securities of the Fund.

         11. Except as otherwise provided herein, this Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager. Any termination of this Agreement pursuant to Paragraph 10 shall be without the payment of any penalty. This Agreement shall not be amended with respect to a Fund unless such amendment is approved by the vote of a majority of the outstanding voting securities of such Fund (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager.

         12. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

         13. This Agreement shall be governed by the internal laws, and not the law of conflicts of laws, of the State of Delaware; provided that nothing herein will be construed in a manner inconsistent with the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder.

         14. Notice is hereby given that this Agreement has been executed on behalf of the Trust by an officer of the Trust as an officer and not individually. The obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust and all persons dealing with any Fund must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.



Clipper Funds Trust, a Delaware statutory trust, on behalf of each of its series of shares



________________________________________________
James H. Gipson
Chairman & President



Pacific Financial Research, Inc., a Massachusetts corporation



________________________________________________
James H. Gipson
President & Chief Executive Officer

                                                                     Exhibit (e)


                                                                           Draft

                             DISTRIBUTION AGREEMENT


         AGREEMENT dated as of _____, 2005, between Clipper Funds Trust (the "Trust"), an open-end, management investment company organized as a statutory trust under the laws of the State of Delaware, having its principal place of business at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, CA 90210 and ALPS Distributors, Inc., a Colorado corporation and a registered broker-dealer under the Securities Exchange Act of 1934, having its principal place of business at 1625 Broadway, Suite 2200, Denver, Colorado 80202 (the "Distributor").

         WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, presently consisting of the portfolios listed in Schedule A, attached hereto (each a "Portfolio" and collectively the "Portfolios").

         WHEREAS, the Trust wishes to employ the services of the Distributor in connection with the promotion and distribution of the shares of the Portfolios (the "Shares");

         NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, the parties agree as follows:

1. Documents -- The Trust has furnished or will furnish, upon request, the Distributor with copies of the Trust's Declaration of Trust, advisory agreement, custodian agreement, transfer agency agreement, administration agreement, current prospectus, and statement of additional information, and all forms relating to any plan, program or service offered by the Trust. The Trust shall furnish, within a reasonable time period, to the Distributor a copy of any amendment or supplement to any of the above-mentioned documents. Upon request, the Trust shall furnish promptly to the Distributor any additional documents necessary or advisable to perform the Distributor's functions hereunder. As used in this Agreement the terms "registration statement", "prospectus" and "statement of additional information" shall mean any registration statement, prospectus and statement of additional information filed by the Trust with the Securities and Exchange Commission ("SEC") and any amendments and supplements thereto that are filed with the SEC.

2. Sales of Shares -- The Trust grants to the Distributor the right to sell the Shares as agent on behalf of the Trust, during the term of this Agreement, subject to the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act") and of the laws governing the sale of securities in the various states ("Blue Sky Laws"), under the terms and conditions set forth in this Agreement. The Distributor shall have the right to sell, as agent on behalf of the Trust, the Shares covered by the registration statement, prospectus and statement of additional information for the Trust then in effect under the 1933 Act and 1940 Act. The Distributor will promptly transmit any orders received by it for purchase, redemption or exchange of the Shares to the Trust's transfer agent.

         If the Trust creates one or more other portfolios in the future, any or all of such portfolios may be added to this Agreement by written agreement of the Trust and the Distributor, in which event each such portfolio added to this Agreement shall be considered a "Portfolio" for purposes hereof.

3. Sales of Shares by the Trust-- The rights granted to the Distributor shall be nonexclusive in that the Trust reserves the right to sell Shares to investors pursuant to applications received and accepted by the Trust.

4. Public Offering Price - Except as otherwise noted in the Trust's current prospectus and/or statement of additional information, all Shares of a Portfolio sold to investors by the Distributor or the Trust will be sold at the public offering price. The public offering price for all accepted subscriptions will be the net asset value per Share of the Portfolio, as determined in the manner described in the Trust's current prospectus and/or statement of additional information. the Trust shall in all cases receive the net asset value per Share on all sales. If a fee in connection with shareholder redemptions is in effect, such fee will be paid to the Trust.

5. Suspension of Sales -- The Trust reserves the right to suspend sales of any Portfolio and the Distributor's authority to process orders for Shares of any Portfolio on behalf of the Trust if, in the judgment of the Trust, it is in the best interests of the Trust to do so. Suspension will continue for such period as may be determined by the Trust.

6. Solicitation of Sales -- In consideration of these rights granted to the Distributor, the Distributor agrees to use its best efforts to solicit orders for the sale of the Shares at the public offering price and will undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. The Distributor shall review and file such materials with the SEC and/or the NASD to the extent required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the 1940 Act and the rules and regulations thereunder, and by the rules of the NASD. This shall not prevent the Distributor from entering into like arrangements (including arrangements involving the payment of underwriting commissions) with other issuers. The Distributor will act only on its own behalf as principal should it choose to enter into selling agreements with selected dealers or others.

7. Authorized Representations -- The Distributor is not authorized by the Trust to give any information or to make any representations other than those contained in the registration statement or prospectus and statement of additional information, or contained in shareholder reports or other material that may be prepared by or on behalf of the Trust for the Distributor's use. Consistent with the foregoing, the Distributor may prepare and distribute sales literature or other material as it may deem appropriate in consultation with and subject to prior approval of the Trust, provided such sales literature complies with applicable law and regulations.

8. Registration of Shares -- The Trust agrees that it will take all action necessary to register the Shares under the 1933 Act and the 1940 Act (subject to any necessary approval of its shareholders). the Trust shall make available to the Distributor, at the Distributor's expense, such number of copies of its prospectus and statement of additional information as the Distributor may reasonably request. The Trust shall furnish to the Distributor copies of all other information, financial statements and other documents, which the Distributor may reasonably request for use in connection with the distribution of Shares of the Trust.

9. Trust Expenses -- Unless otherwise agreed to by the parties hereto in writing, the Distributor shall not be responsible for fees and expenses in connection with (a) filing of any registration statement and amendment thereto, preparing or setting in type of any prospectus, statement of additional information and supplements thereto under the 1933 Act and/or the 1940 Act prepared for use in connection with the offering of Shares for sale to the public, or printing and mailing the prospectus, statement of additional information and any supplements thereto sent to existing shareholders, (b) preparing, setting in type, printing and mailing any report (including annual and semi-annual reports) or other communication to shareholders of the Trust, and (c) the Blue Sky registration and qualification of Shares for sale in the various states in which the officers of the Trust shall determine it advisable to qualify such Shares for sale (including registering the Trust as a broker or dealer or any officer of the Trust as agent or salesman in any state).

10. Use of the Distributor's Name -- The Trust shall not use the name of the Distributor, or any of its affiliates, in any prospectus or statement of additional information, sales literature, and other material relating to the Trust in any manner without the prior written consent of the Distributor (which shall not be unreasonably withheld); provided, however, that the Distributor hereby approves all lawful uses of the names of the Distributor and its affiliates in the prospectus and statement of additional information of the Trust and in all other materials which merely refer to accurate terms to their appointment hereunder or which are required by the SEC, NASD, OCC or any state securities authority.

11. Use of the Trust's Name -- Neither the Distributor nor any of its affiliates shall use the name of the Trust in any publicly disseminated materials, including sales literature in any manner without the prior consent of the Trust (which shall not be unreasonably withheld); provided, however, that the Trust hereby approves all lawful uses of its name in any required regulatory filings of the Distributor which merely refer in accurate terms to the appointment of the Distributor hereunder, or which are required by the SEC, NASD, OCC or any state securities authority.

12. Insurance -- The Distributor agrees to maintain fidelity bond and liability insurance coverages relating to the Trust which are, in scope and amount, consistent with coverages customary for distribution activities relating to open-end registered investment companies. The Distributor shall notify the Trust upon receipt of any notice of material, adverse change in the terms or provisions of its insurance coverage. Such notification shall include the date of change and the reason or reasons therefor. The Distributor shall notify the Trust of any material claims against it, whether or not covered by insurance, and shall notify the Trust from time to time as may be appropriate of the total outstanding claims made by it under its insurance coverage.

13.      Indemnification --

         (a) The Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, statement of additional information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, the 1940 Act or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. The Trust's indemnification agreement contained in this Section 13 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Distributor and each of its then-present or former directors, officers, employees, representatives or controlling persons and their successors.

         In no case (i) is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Trust or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Trust to be liable under its indemnity agreement contained in the paragraph with respect to any claim made against the Distributor or any person indemnified unless the Distributor or person, as the case may be, shall have notified the Trust in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claims shall have been served upon the Distributor or any such person (or after the Distributor or such person shall have received notice of service on any designated agent). The Distributor agrees to notify the Trust promptly of the commencement of any litigation or proceeding against the Distributor or any of its officers, directors or control persons in connection with the issuance or sale of any of the Shares, unless the failure to give such notice promptly does not prejudice the Trust. However, failure to notify the Trust of any claim shall not relieve the Trust from any liability which it may have to any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

         The Trust shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such claims, and if the Trust elects to assume the defense, the defense shall be conducted by counsel chosen by the Trust. In the event the Trust elects to assume the defense of any suit and retain counsel, the Distributor, officers or directors or controlling person(s) that are defendant(s) in the suit shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of any suit, it will reimburse the Distributor, officers or directors or controlling person(s) that are defendant(s) in the suit for the reasonable fees and expenses of any counsel retained by them.

         (b) The Distributor agrees that it will indemnify and hold harmless the Trust and each of its trustees and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claims or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the 1933 Act, the 1940 Act or any other statute or common law, alleging (a) any wrongful act of the Distributor or any of its employees or agents or (b) that any sales literature, advertisements, information, statements or representations used or made by the Distributor or any of its affiliates, employees or agents or the registration statement, prospectus or statement of additional information (as from time to time amended), included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, insofar as the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. The Distributor's indemnification agreement contained in this Section 13 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Trust and each of its then-present or former trustees, officers, employees, representatives or controlling persons and their successors.

         In no case (i) is the indemnity of the Distributor in favor of the Trust or any person indemnified to be deemed to protect the Trust or any person against any liability to which the Trust or such person would otherwise be subject by reason of the Trust's or such person's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Trust or any person indemnified unless the Trust or person, as the case may be, shall have notified the Distributor in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Trust or any such person (or after the Trust or such person shall have received notice of service on any designated agent). The Trust agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against the Trust in connection with the issuance and sale of any of the Shares, unless the failure to give such notice promptly does not prejudice the Distributor. However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Trust or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

         The Distributor shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such claim, and if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Trust, to its officers, trustees and any controlling person(s) that are defendant(s) in the suit. In the event that the Distributor elects to assume the defense of any suit and retain counsel, the Trust, officers, trustees, and controlling person(s) that are defendant(s) in the suit shall bear the fees and expense of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit it will reimburse the Trust, trustees, officers or controlling person(s) that are defendant(s) in the suit, for the reasonable fees and expenses of any counsel retained by them.

         (c) No person shall be obligated to provide indemnification under this
Section 13 if such indemnification would be impermissible under the 1940 Act, the 1933 Act, the Exchange Act or the rules of the NASD; provided, however, that in such event indemnification shall be provided hereunder to the maximum extent so permissible.

14. Supplemental Information -- The Distributor and the Trust shall regularly consult with each other regarding the Distributor's performance of its obligations under this Agreement. In connection therewith, the Trust shall submit to the Distributor at a reasonable time in advance of filing with the SEC reasonably final copies of any amended or supplemented registration statement (including exhibits) under the 1933 Act and the 1940 Act; provided, however, that nothing contained in this Agreement shall in any way limit the Trust's right to file at any time such amendments to any registration statement and/or supplements to any prospectus or statement of additional information, of whatever character, as the Trust may deem advisable, such right being in all respects absolute and unconditional. The Distributor shall prepare such reports for the Board of Trustees of the Trust regarding its activities under this Agreement as shall be reasonably requested from time to time by the Trust.

15. Term -- This Agreement shall become effective as of May __, 2005, and shall continue with respect to each Portfolio until two years from such date and thereafter shall continue with respect to each Portfolio automatically for successive annual periods, provided such continuance is specifically approved at least annually (i) by the Trust's Board of Trustees or (ii) by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act), provided that in either event the continuance is also approved by the majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of any party to this Agreement by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to any Portfolio without penalty on sixty days' written notice by the Trust's Board of Trustees, by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by the Distributor. This Agreement shall automatically terminate with respect to any Portfolio in the event of its assignment (as defined in the 1940 Act). The provisions of Sections 10, 11, 13, 17, 18, 19 and 21 hereof shall survive the termination of this Agreement.

         Upon the termination of this Agreement with respect to any Portfolio, the Distributor, at the Trust's expense and direction, shall transfer to such successor as the Trust shall specify all relevant books, records and other data established or maintained by the Distributor under this Agreement.

16. Anti-Money Laundering - The Distributor agrees to maintain an anti-money laundering program in compliance with Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "USA Patriot Act") and all applicable laws and regulations promulgated thereunder. The Distributor confirms that, as soon as possible following the request from the Trust, the Distributor will supply the Trust with copies of the Distributor's anti-money laundering policy and procedures, and such other relevant certifications and representations regarding such policy and procedures as the Trust may reasonably request from time to time.

17. Notice -- Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by (i) telecopier (fax) or (ii) registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the following address:

         if to the Trust at:

         9601 Wilshire Boulevard, Suite 800
         Beverly Hills, CA 90210
         Attn: President

         if to the Distributor at:

         1625 Broadway, Suite 2200,
         Denver, Colorado, 80202
         Attn: General Counsel

or such other telecopier (fax) number or address as may be furnished by notice by one party to the other.

18. Confidential Information -- The Distributor, its officers, directors, employees and agents will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and to prior or present shareholders or to those persons or entities who respond to the Distributor's inquiries concerning investment in the Trust, and will not use such records and information for any purposes other than performance of the Distributor's responsibilities and duties hereunder. If the Distributor is requested or required to disclose any such information by law, statute, regulation, writ, decree or the like, including but not limited to depositions, interrogatories, requests for information or documents, subpoena, civil investigation, demand or other action, proceeding or process, the Distributor will provide the Trust with prompt written notice of any such request or requirement so that the Trust may seek an appropriate protective order or other appropriate remedy and/or waive compliance with this provision. If such order or other remedy is not sought, or obtained, or waiver not received within a reasonable period following such notice, then the Distributor may without liability hereunder, disclose to the person, entity or agency requesting or requiring the information, that portion of the information that is legally required in the reasonable opinion of the Distributor's counsel.

19. Limitation of Liability -- The Distributor agrees that the obligations assumed by the Trust under this contract with respect to any Portfolio shall be limited in all cases to the Portfolio and its assets. The Distributor agrees that it shall not seek satisfaction of any such obligation from any other Portfolio, from the shareholders or any individual shareholder of the Portfolio or the Trust or the Trustees, officers or any individual Trustee or officer of the Trust. The Distributor understands and acknowledges that the rights and obligations of each Portfolio of the Trust under the Trust's Declaration of Trust are separate and distinct from those of any and all other Portfolios.

         Any obligations of the Trust entered into in the name or on behalf thereof by any of its Trustees or officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees or officers, shareholders, representatives or agents of the Trust personally, but bind only the Trust property, and all persons dealing with any Portfolio of the Trust must look solely to the Trust property belonging to such Portfolio for the enforcement of any claims against the Trust.

         20. Compliance with Laws - The Distributor represents and warrants that it is duly organized and in good standing under the law of its jurisdiction of organization, is registered as a broker-dealer under the Exchange Act, and is a member in good standing of the NASD. The Distributor shall advise the Trust promptly in writing of the initiation of any proceedings against it by the SEC, the NASD or any state regulatory authority. All activities by the Distributor and its agents and employees as distributor of the Shares shall comply with all applicable laws, rules and regulations including, without limitation, the Exchange Act and all rules and regulations made or adopted by the SEC, the NASD, and any other applicable securities association registered under the Exchange Act.

21. Miscellaneous -- Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed, interpreted, and enforced in accordance with and governed by the laws of the State of Delaware. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and may not be changed, waived, discharged or amended except by written instrument that shall make specific reference to this Agreement and which shall be signed by the party against which enforcement of such change, waiver, discharge or amendment is sought. This Agreement shall be binding upon the permitted successors and assigns of the parties. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.



         IN WITNESS WHEREOF, the Trust has executed this instrument in its name and behalf, and the Distributor has executed this instrument in its name and behalf, each by a duly authorized person, as of the date and year first above written.


CLIPPER FUNDS TRUST                     ALPS DISTRIBUTORS, INC.


By:                                     By:
    ---------------------------             ------------------------------------
Name:     James H. Gipson                        Name:   Jeremy O. May
     --------------------------                  Title:  Managing Director
Title: President and Chairman
      -------------------------

                                   Schedule A
                               List of Portfolios


Clipper Fund
Clipper All Equity Fund

                                                                           DRAFT


____________, 2005



Pacific Financial Research, Inc.
9601 Wilshire Boulevard, Suite 800
Beverly Hills, CA 90210


Ladies and Gentlemen:

         Clipper Funds Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and organized as a Delaware statutory trust and currently consists of the investment portfolios (the "Portfolios") which are set forth on Exhibit A attached hereto and incorporated herein by reference. ALPS Distributors, Inc. ("ADI") is the principal underwriter (as such term is defined in the 1940 Act) of the offering of shares of the Trust and the exclusive agent for the continuous distribution of shares of the Trust pursuant to the terms of a Distribution Agreement, dated _____, 2005, between ADI and the Trust (the "Distribution Agreement"). Pacific Financial Research, Inc. (the "Adviser") acts as investment adviser to the Trust pursuant to the terms of an Investment Advisory and Management Agreement, dated ___________, between the Adviser and the Trust. In consideration of the services provided by ADI pursuant to the Distribution Agreement and pursuant to the terms set forth herein, the Adviser desires to pay ADI a fee and ADI desires to perform certain services as set forth in this Letter Agreement.

1. All individuals employed by the Adviser and designated by the Adviser and ADI to perform, with respect to the Portfolios, in a capacity requiring licensing with National Association of Securities Dealers, Inc. ("NASD") must register with NASD or transfer their registration from a previous employer to ADI. ADI shall sponsor such individuals for NASD licensing.

2. As an NASD member, ADI is responsible for reviewing and filing any sales literature or advertising material (including material disseminated through website, internet, radio, television or other electronic media) concerning the Trust ("Marketing Material") with NASD to the extent required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1940 Act and the rules and regulations thereunder, and the rules of NASD. The Adviser shall be responsible for submitting any Marketing Material to ADI for review and approval, which approval must be given in writing prior to first use of the Marketing Material. After approval of the Marketing Material by ADI, the Adviser shall submit final copies to ADI for filing with NASD. The Adviser is responsible for ensuring that all Marketing Material is submitted to ADI in a reasonable amount of time prior to the deadline for ADI to file such Marketing Material with NASD.

Pacific Financial Research, Inc.                                           DRAFT
________, 2005
Page 2


3. The Adviser shall pay ADI an annual fee at the rate of fifty thousand dollars ($50,000.00) and ADI shall invoice the Adviser monthly for 1/12th of the annual fee. Such fee shall be pro rated for any partial month. In addition, the Adviser shall be responsible for all out-of-pocket expenses incurred by ADI in connection with: (1) NASD registration and licensing of the persons designated pursuant to paragraph 1 hereof, which include, but shall not be limited to, costs for study materials, classes, opening test taking windows, exams, state registration, fulfillment of the regulatory element, fulfillment of the firm element and the annual compliance meeting; and (2) NASD filing fees for Trust advertisements.

4. This Letter Agreement shall commence on the date first set forth above and shall remain in effect until termination of the Distribution Agreement.

5. The Adviser agrees to indemnify and hold harmless ADI and each of its directors and officers and each person, if any, who controls ADI within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising by reason of ADI's failure to file Marketing Material with NASD within the time period allowed under NASD rules and regulations, if such failure is a result of the Adviser's willful misfeasance, negligence, bad faith, or reckless disregard of its obligations and duties under this Letter Agreement.

6. ADI agrees to indemnify and hold harmless the Adviser and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, claim, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising by reason of ADI's failure to file Marketing Material with NASD within the time period allowed under NASD rules and regulations, if the Adviser submitted such Marketing Material to ADI in a reasonable amount of time prior to the deadline prescribed by NASD rules and regulations for such filings.

7. No change, modification or waiver of any term of this Letter Agreement shall be valid unless it is in writing and signed by both ADI and the Adviser.

8. This Letter Agreement may not be assigned by either party without the other party's prior written approval.

9. This Letter Agreement shall be governed by, and construed and enforced in accordance with the laws of the state of Colorado.

Pacific Financial Research, Inc.                                           DRAFT
________, 2005
Page 3



         If the foregoing is acceptable to you, please have an authorized officer execute this Letter Agreement below where indicated and return the same to the undersigned.

                                         Very truly yours,

                                         ALPS DISTRIBUTORS, INC.


                                         By:
                                             -----------------------------------
                                         Name:    Jeremy O. May
                                         Title:   Managing Director

         The undersigned agrees to the above terms and conditions.

PACIFIC FINANCIAL RESEARCH, INC.


By:
    ----------------------------------------------------------
Name:      James H. Gipson
Title:     Chairman and President

                                    EXHIBIT A
                              List of Portfolio(s)


Clipper Fund
Clipper All Equity Fund

                                                                     Exhibit (g)


                               CUSTODIAN AGREEMENT
                               -------------------


         This Agreement between CLIPPER FUNDS TRUST, a statutory trust organized and existing under the laws of Delaware (the "Fund"), and STATE STREET BANK and TRUST COMPANY, a Massachusetts trust company (the "Custodian").

                                   WITNESSETH:
         WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Fund intends that this Agreement be applicable to one series, Clipper All Equity Fund (such series together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with Section 18, be referred to herein as the "Portfolio(s)");

         NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

SECTION 1.        EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT


The Fund hereby employs the Custodian as the custodian of the assets of the Portfolios of the Fund, including securities which the Fund, on behalf of the applicable Portfolio, desires to be held in places within the United States ("domestic securities") and securities it desires to be held outside the United States ("foreign securities"). The Fund, on behalf of the Portfolio(s), agrees to deliver to the Custodian all securities and cash of the Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Portfolio(s) from time to time, and the cash consideration received by it for such new or treasury shares of beneficial interest of the Fund representing interests in the Portfolios ("Shares") as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Portfolio held or received by the Portfolio and not delivered to the Custodian.

Upon receipt of "Proper Instructions" (as such term is defined in Section 6 hereof), the Custodian shall on behalf of the applicable Portfolio(s) from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Trustees of the Fund (the "Board") on behalf of the applicable Portfolio(s). The Custodian may employ as sub-custodian for the Fund's foreign securities on behalf of the applicable Portfolio(s) the foreign banking institutions and foreign securities depositories designated in Schedules A and B hereto, but only in accordance with the applicable provisions of Sections 3 and 4. The Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian.

SECTION 2. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUND HELD BY THE CUSTODIAN IN THE UNITED STATES

         SECTION 2.1 HOLDING SECURITIES. The Custodian shall hold and physically segregate for the account of each Portfolio all non-cash property, to be held by it in the United States, including all domestic securities owned by such Portfolio other than securities which are maintained pursuant to Section 2.8 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury (each, a "U.S. Securities System").

         SECTION 2.2 DELIVERY OF SECURITIES. The Custodian shall release and deliver domestic securities owned by a Portfolio held by the Custodian or in a U.S. Securities System account of the Custodian only upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         1) Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

         2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Portfolio;

         3) In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.8 hereof;

         4) To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

         5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

         6) To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.7 or into the name or nominee name of any sub-custodian appointed pursuant to
                  Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

         7) Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

         8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         10) For delivery in connection with any loans of securities made by the Portfolio, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

         11) For delivery in connection with any loans of securities made by the Fund to a third party lending agent, or the lending agent's custodian, in accordance with Proper Instructions (which may not provide for the receipt by the Custodian of collateral therefor) agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio;

         12) For delivery as security in connection with any borrowing by the Fund on behalf of the Portfolio requiring a pledge of assets by the Fund on behalf of the Portfolio, but only against receipt of amounts borrowed;

         13) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio of the Fund;

         14) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission

                  ("CFTC") and/or any contract market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio of the Fund;

         15) Upon receipt of instructions from the transfer agent for the Fund (the "Transfer Agent") for delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund related to the Portfolio (the "Prospectus"), in satisfaction of requests by holders of Shares for repurchase or redemption;

         16) For delivery as initial or variation margin in connection with futures or options on futures contracts entered into by the Fund on behalf of the Portfolio; and

         17) For any other purpose, but only upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio specifying the securities of the Portfolio to be delivered and naming the person or persons to whom delivery of such securities shall be made.

         SECTION 2.3 REGISTRATION OF SECURITIES. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of the Fund on behalf of the Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to the Portfolio, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment advisor as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.7 or in the name or nominee name of any sub-custodian appointed pursuant to Section 1. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Agreement shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

         SECTION 2.4 BANK ACCOUNTS. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of each Portfolio of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). Funds held by the Custodian for a Portfolio may be deposited by it to its credit as Custodian in the banking department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

         SECTION 2.5 COLLECTION OF INCOME. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Portfolio's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

         SECTION 2.6 PAYMENT OF FUNDING MONIES. Upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

         1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.8 hereof; (c) in the case of repurchase agreements entered into between the Fund on behalf of the Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the

                  Portfolio; or (d) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined herein;

         2) In connection with conversion, exchange or surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

         3) For the redemption or repurchase of Shares issued as set forth in Section 5 hereof;

         4) For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

         5) For the payment of any dividends on Shares declared pursuant to the governing documents of the Fund;

         6) For payment of the amount of dividends received in respect of securities sold short;

         7) For delivery as initial or variation margin in connection with futures or options on futures contracts entered into by the Fund on behalf of the Portfolio;

         8) For delivery to one or more co-custodians (each, a "Repo Custodian") appointed by the Fund on behalf of a Portfolio and communicated to the Custodian by Proper Instructions, including Schedule D (as may be amended from time to time) attached to this Agreement, duly executed by two authorized officers of the Fund, for the purpose of engaging in repurchase agreement transactions, which delivery may be made without contemporaneous receipt by the Custodian of assets in exchange therefor, and upon which delivery to such Repo Custodian in accordance with Proper Instructions from the Fund on behalf of a Portfolio, the Custodian shall have no further responsibility or obligation to the Fund as a custodian for the Portfolio with respect to the securities so delivered (each such delivery, a "Free Trade"), provided that, in preparing reports of monies received or paid out of the Portfolio or of assets comprising the Portfolio, the Custodian shall be entitled to rely upon information received from time to time from the Repo Custodian and shall not be responsible for the accuracy or completeness of such information included in the Custodian's reports until such assets are received by the Custodian; and

         9) For any other purpose, but only upon receipt of Proper Instructions from the Fund on behalf of the Portfolio specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

         SECTION 2.7 APPOINTMENT OF AGENTS. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out such of the provisions of this Section 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

         SECTION 2.8 DEPOSIT OF FUND ASSETS IN U.S. SECURITIES SYSTEMS. The Custodian may deposit and/or maintain securities owned by a Portfolio in a U.S. Securities System in compliance with the conditions of Rule 17f-4 of the 1940 Act, as amended from time to time.

         SECTION 2.9 SEGREGATED ACCOUNT. The Custodian shall upon receipt of Proper Instructions on behalf of each applicable Portfolio establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.8 hereof, (i) in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the CFTC or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio;
(ii) for purposes of segregating U.S. cash or U.S. Government securities in connection with options purchased, sold or written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the Portfolio; (iii) in accordance with an agreement providing for segregation of U.S. cash, U.S. Government securities, or other U.S. securities in connection with swaps transactions by the Portfolio; (iv) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release of the U.S. Securities and Exchange Commission (the "SEC"), or interpretative opinion of the staff of the SEC, relating to the maintenance of segregated accounts by registered investment companies; and (v) for any other purpose upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio.

         SECTION 2.10 OWNERSHIP CERTIFICATES FOR TAX PURPOSES. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Portfolio held by it and in connection with transfers of securities.

         SECTION 2.11 PROXIES. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities.

         SECTION 2.12 COMMUNICATIONS RELATING TO PORTFOLIO SECURITIES. Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the Fund for each Portfolio all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund on behalf of the Portfolio and the maturity of futures contracts purchased or sold by the Portfolio) received by the Custodian from issuers of the securities being held for the Portfolio. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Portfolio all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or its agents) making the tender or exchange offer. If the Portfolio desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Portfolio shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

SECTION 3.        PROVISIONS RELATING TO RULES 17F-5 AND 17F-7

         SECTION 3.1 DEFINITIONS. As used throughout this Agreement, the capitalized terms set forth below shall have the indicated meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the SEC, or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

"Rule 17f-5" means Rule 17f-5 promulgated under the 1940 Act.

"Rule 17f-7" means Rule 17f-7 promulgated under the 1940 Act.

         SECTION 3.2 THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

         3.2.1 DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Fund, by resolution adopted by its Board, hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

         3.2.2 COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Agreement, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with
Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Agreement by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Agreement. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

         3.2.3 SCOPE OF DELEGATED RESPONSIBILITIES:

     (a) SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

     (b) CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

     (c) MONITORING. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor
(i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

         3.2.4 GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios.

         3.2.5 REPORTING REQUIREMENTS. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3.2 after the occurrence of the material change.

         3.2.6 STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

         3.2.7 REPRESENTATIONS WITH RESPECT TO RULE 17F-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section
(a)(7) of Rule 17f-5.

The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement to the Custodian as the Foreign Custody Manager of the Portfolios.

         3.2.8 EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Board's delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

         SECTION 3.3 ELIGIBLE SECURITIES DEPOSITORIES.

         3.3.1 ANALYSIS AND MONITORING. The Custodian shall (a) provide the Fund (or its duly-authorized investment manager or investment advisor) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment advisor) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

         3.3.2 STANDARD OF CARE. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.3.1.

SECTION 4. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE PORTFOLIOS HELD OUTSIDE THE UNITED STATES

         SECTION 4.1 DEFINITIONS. As used throughout this Agreement, the capitalized terms set forth below shall have the indicated meanings:

         "Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

         "Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

         SECTION 4.2 HOLDING SECURITIES. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

         SECTION 4.3 FOREIGN SECURITIES SYSTEMS. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

         SECTION 4.4 TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

         4.4.1 DELIVERY OF FOREIGN ASSETS. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         (i) upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

         (ii) in connection with any repurchase agreement related to foreign securities;

         (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

         (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

         (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

         (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

         (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

         (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

         (ix) for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

         (x) for delivery as initial or variation margin in connection with futures or options on futures contracts entered into by the Fund on behalf of the Portfolio;

         (xi)     in connection with the lending of foreign securities; and

         (xii) for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

         4.4.2 PAYMENT OF PORTFOLIO MONIES. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

         (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

         (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

         (iii) for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Agreement, legal fees, accounting fees, and other operating expenses;

         (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

         (v) for delivery as initial or variation margin in connection with futures or options on futures contracts entered into by the Fund on behalf of the Portfolio;

         (vi) for payment of part or all of the dividends received in respect of securities sold short;

         (vii) in connection with the borrowing or lending of foreign securities;

         (viii) For delivery to one or more Repo Custodians appointed by the Fund on behalf of a Portfolio and communicated to the Custodian by Proper Instructions, including Schedule D (as may be amended from time to time) attached to this Agreement, duly executed by two authorized officers of the Fund, for the purpose of engaging in repurchase agreement transactions, which delivery may be made without contemporaneous receipt by the Custodian of assets in exchange therefor, and upon which delivery to such Repo Custodian in accordance with Proper Instructions from the Fund on behalf of a Portfolio, the Custodian shall have no further responsibility or obligation to the Fund as a custodian for the Fund on behalf of a Portfolio with respect to the securities so delivered in a Free Trade, provided that, in preparing reports of monies received or paid out of the Portfolio or of assets comprising the Portfolio, the Custodian shall be entitled to rely upon information received from time to time from the Repo Custodian and shall not be responsible for the accuracy or completeness of such information included in the Custodian's reports until such assets are received by the Custodian; and

         (ix) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

         4.4.3 MARKET CONDITIONS. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor

(or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

         SECTION 4.5 REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Agreement unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

         SECTION 4.6 BANK ACCOUNTS. The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

         SECTION 4.7 COLLECTION OF INCOME. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

         SECTION 4.8 SHAREHOLDER RIGHTS. With respect to the foreign securities held pursuant to this Section 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The

Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

         SECTION 4.9 COMMUNICATIONS RELATING TO FOREIGN SECURITIES. The Custodian shall transmit promptly to the Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

         SECTION 4.10 LIABILITY OF FOREIGN SUB-CUSTODIANS. Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

         SECTION 4.11 TAX LAW. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or the Custodian as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund with respect to the Portfolios or the Custodian as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

         SECTION 4.12 LIABILITY OF CUSTODIAN. The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Agreement and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

SECTION 5.        PAYMENTS FOR SALES OR REPURCHASES OR REDEMPTIONS OF SHARES

The Custodian shall receive from the distributor for the Shares or from the Transfer Agent and deposit into the account of the appropriate Portfolio such payments as are received for Shares thereof issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund on behalf of each such Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

From such funds as may be available for the purpose, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

SECTION 6.        PROPER INSTRUCTIONS

Proper Instructions, which may also be standing instructions, as used throughout this Agreement, shall mean instructions received by the Custodian from the Fund, the Fund's investment manager, or a person or entity duly authorized by either of them. Such instructions may be in writing signed by the authorized person or persons or may be in a tested communication or in a communication utilizing access codes effected between electro-mechanical or electronic devices or may be by such other means and utilizing such intermediary systems and utilities as may be agreed to from time to time by the Custodian and the person or entity giving such instructions, provided that the Fund has followed any security procedures agreed to from time to time by the Fund and the Custodian, including, but not limited to, the security procedures selected by the Fund in the Funds Transfer Addendum to this Agreement. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any multi-party agreement which requires a segregated asset account in accordance with Section 2.10 of this Agreement. The Fund or the Fund's investment manager shall cause its duly authorized officer to certify to the Custodian in writing the names and specimen signatures of persons authorized to give Proper Instructions. The Custodian shall be entitled to rely upon the identity and authority of such persons until it receives notice from the Fund to the contrary.

SECTION 7.        ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY

The Custodian may in its discretion, without express authority from the Fund on behalf of each applicable Portfolio:

         1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the Fund on behalf of the Portfolio;

         2) surrender securities in temporary form for securities in definitive form;

         3) endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

         4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the Board.

SECTION 8.        EVIDENCE OF AUTHORITY

The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a copy of a resolution certified by the Secretary or an Assistant Secretary of the Fund ("Certified Resolution") as conclusive evidence (a) of the authority of any person to act in accordance with such resolution or (b) of any determination or of any action by the Board as described in such resolution, and such resolution may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

SECTION 9. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND CALCULATION OF NET ASSET VALUE AND NET INCOME

The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board to keep the books of account of each Portfolio and/or compute the net asset value per Share of the outstanding Shares or, if directed in writing to do so by the Fund on behalf of the Portfolio, shall itself keep such books of account and/or compute such net asset value per Share. If so directed, the Custodian shall also calculate daily the net income of the Portfolio as described in the Prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per

Share and the daily income of each Portfolio shall be made at the time or times described from time to time in the Prospectus.

SECTION 10.       RECORDS

The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of the Fund under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

SECTION 11.       OPINION OF FUND'S INDEPENDENT ACCOUNTANT

The Custodian shall take all reasonable action, as the Fund on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, and Form N-SAR or other annual reports to the SEC and with respect to any other requirements thereof.

SECTION 12.       REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS

The Custodian shall provide the Fund, on behalf of each of the Portfolios at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a U.S. Securities System or a Foreign Securities System, relating to the services provided by the Custodian under this Agreement; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

SECTION 13.       COMPENSATION OF CUSTODIAN

The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund on behalf of each applicable Portfolio and the Custodian.

SECTION 14.       RESPONSIBILITY OF CUSTODIAN

So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence, including, without limitation, acting in accordance with any Proper Instruction. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall be without liability to the Fund and the Portfolios for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk (as defined in Section 3 hereof), including without limitation nationalization, expropriation, currency restrictions, or acts of war, revolution, riots or terrorism.

Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (ii) errors by the Fund or its duly-authorized investment manager or investment advisor in their instructions to the Custodian provided such instructions have been in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits;
(vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and
(vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian (as defined in Section 4 hereof) to the same extent as set forth with respect to sub-custodians generally in this Agreement.

If the Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, the Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

If the Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

In no event shall the Custodian be liable for indirect, special or consequential damages.

SECTION 15.       EFFECTIVE PERIOD, TERMINATION AND AMENDMENT

This Agreement shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing; provided, however, that the Fund shall not amend or terminate this Agreement in contravention of any applicable federal or state regulations, or any provision of the Fund's *[Declaration of Trust/Articles of Incorporation/other governing documents], and further provided, that the Fund on behalf of one or more of the Portfolios may at any time by action of its Board (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

Upon termination of the Agreement, the Fund on behalf of each applicable Portfolio shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

SECTION 16.       SUCCESSOR CUSTODIAN

If a successor custodian for one or more Portfolios shall be appointed by the Board, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities of each applicable

Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System.

If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a Certified Resolution, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such resolution.

In the event that no written order designating a successor custodian or Certified Resolution shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, doing business in Boston, Massachusetts, or New York, New York, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Agreement on behalf of each applicable Portfolio, and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Agreement.

In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the Certified Resolution to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.

SECTION 17.       INTERPRETIVE AND ADDITIONAL PROVISIONS

In connection with the operation of this Agreement, the Custodian and the Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Fund's Declaration of Trust. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

SECTION 18.       ADDITIONAL FUNDS

In the event that the Fund establishes one or more series of Shares in addition to Clipper All Equity Fund with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

SECTION 19.       MASSACHUSETTS LAW TO APPLY

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

SECTION 20.       PRIOR AGREEMENTS

This Agreement supersedes and terminates, as of the date hereof, all prior Agreements between the Fund on behalf of each of the Portfolios and the Custodian relating to the custody of the Fund's assets.

SECTION 21.       NOTICES.

Any notice, instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telex, cable or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

To the Fund:                         Clipper Funds Trust
                                     9601 Wilshire Boulevard, Suite 800
                                     Beverly Hills, CA 90210
                                     Attention:  [contact] Please fill in
                                     Telephone:  * Please fill in
                                     Telecopy:  * Please fill in

To the Custodian:                    STATE STREET BANK AND TRUST COMPANY
                                     2 Avenue de Lafayette, LCC5
                                     Boston, MA 02111
                                     Attention:  James F. Smith, Jr.
                                     Telephone:  617-662-4938
                                     Telecopy:  617-451-4783

Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five business days after posting, in the case of cable twenty-four hours after dispatch and, in the case of telex, immediately on dispatch and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence and in the case of cable, telex or telecopy on the business day after the receipt thereof. Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

SECTION 22.       REPRODUCTION OF DOCUMENTS

This Agreement and all schedules, addenda, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 23.       REMOTE ACCESS SERVICES ADDENDUM

The Custodian and the Fund agree to be bound by the terms of the Remote Access Services Addendum attached hereto.

SECTION 24.       SHAREHOLDER COMMUNICATIONS ELECTION

SEC Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Fund's name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

YES [ ] The Custodian is authorized to release the Fund's name, address, and share positions.

NO [X] The Custodian is not authorized to release the Fund's name, address, and share positions.

         IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of *[date].




CLIPPER FUNDS TRUST                        FUND SIGNATURE ATTESTED TO BY:


By:                                        By:
     --------------------------------         --------------------------------


Name:                                      Name:
     --------------------------------         --------------------------------

Title:                                     Title:
     --------------------------------         --------------------------------



STATE STREET BANK AND TRUST COMPANY:       SIGNATURE ATTESTED TO BY:

BY:                                        BY:
     --------------------------------         --------------------------------

NAME:                                      NAME:
     --------------------------------         --------------------------------

TITLE:                                     TITLE:
     --------------------------------         --------------------------------

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS



Country                            Subcustodian


Argentina                          Citibank, N.A.


Australia                          Westpac Banking Corporation

                                   Citibank Pty. Limited


Austria                            Erste Bank der Osterreichischen Sparkassen AG


Bahrain                            HSBC Bank Middle East
                                   (as delegate of the Hongkong and Shanghai
                                   Banking Corporation Limited)


Bangladesh                         Standard Chartered Bank


Belgium                            BNP Paribas Securities Services, S.A.


Benin                              via Societe Generale de Banques en Cote
                                   d'Ivoire, Abidjan, Ivory Coast


Bermuda                            The Bank of Bermuda Limited


Botswana                           Barclays Bank of Botswana Limited


Brazil                             Citibank, N.A.


Bulgaria                           ING Bank N.V.


Burkina Faso                       via Societe Generale de Banques en Cote
                                   d'Ivoire, Abidjan, Ivory Coast


Canada                             State Street Trust Company Canada


Cayman Islands                     Scotiabank & Trust (Cayman) Limited


Chile                              BankBoston, N.A.


People's Republic                  The Hongkong and Shanghai Banking Corporation
of China                           Limited, Shanghai and Shenzhen branches


Colombia                           Cititrust Colombia S.A. Sociedad Fiduciaria

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


Country                            Subcustodian


Costa Rica                         Banco BCT S.A.


Croatia                            Privredna Banka Zagreb d.d


Cyprus                             Cyprus Popular Bank Ltd.


Czech Republic                     Ceskoslovenska Obchodni Banka, A.S.


Denmark                            Danske Bank A/S


Ecuador                            Banco de la Produccion S.A.


Egypt HSBC Bank Egypt S.A.E. (as delegate of The Hongkong and Shanghai Banking Corporation Limited)


Estonia                            AS Hansabank


Finland                            Nordea Bank Finland Plc.


France                             BNP Paribas Securities Services, S.A.


Germany                            Deutsche Bank AG


Ghana                              Barclays Bank of Ghana Limited


Greece                             National Bank of Greece S.A.


Guinea-Bissau                      via Societe Generale de Banques en Cote
                                   d'Ivoire, Abidjan, Ivory Coast


Hong Kong                          Standard Chartered Bank (Hong Kong) Limited


Hungary                            HVB Bank Hungary Rt.


Iceland                            Kaupthing Bank hf.

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


Country                            Subcustodian


India                              Deutsche Bank AG

                                   The Hongkong and Shanghai Banking Corporation Limited


Indonesia                          Deutsche Bank AG


Ireland                            Bank of Ireland


Israel                             Bank Hapoalim B.M.


Italy                              BNP Paribas Securities Services, S.A.


Ivory Coast                        Societe Generale de Banques en Cote d'Ivoire


Jamaica                            Bank of Nova Scotia Jamaica Ltd.


Japan                              Mizuho Corporate Bank Ltd.

                                   Sumitomo Mitsui Banking Corporation


Jordan HSBC Bank Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)


Kazakhstan                         HSBC Bank Kazakhstan (as delegate of the
                                   Hongkong and Shanghai Banking Corporation
                                   Limited)


Kenya                              Barclays Bank of Kenya Limited


Republic of Korea                  Deutsche Bank AG

                                   The Hongkong and Shanghai Banking Corporation Limited


Latvia                             A/s Hansabanka


Lebanon HSBC Bank Middle East (as delegate of The Hongkong and Shanghai Banking Corporation Limited)


Lithuania                          Vilniaus Bankas AB

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


Country                            Subcustodian


Malaysia                           Standard Chartered Bank Malaysia Berhad


Mali                               via Societe Generale de Banques en Cote
                                   d'Ivoire, Abidjan, Ivory Coast


Malta                              HSBC Bank Malta Plc.


Mauritius                          The Hongkong and Shanghai Banking Corporation
                                   Limited


Mexico                             Banco Nacional de Mexico S.A.


Morocco                            Attijariwafa bank


Namibia                            Standard Bank Namibia Limited


Netherlands                        Deutsche Bank N.V.

                                   KAS BANK N.V.


New Zealand                        Westpac Banking Corporation


Niger                              via Societe Generale de Banques en Cote
                                   d'Ivoire, Abidjan, Ivory Coast


Nigeria                            Stanbic Bank Nigeria Limited


Norway                             Nordea Bank Norge ASA


Oman HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)


Pakistan                           Deutsche Bank AG


Palestine                          HSBC Bank Middle East Limited (as delegate of
                                   The Hongkong and Shanghai Banking Corporation
                                   Limited)


Panama                             BankBoston, N.A.


Peru                               Citibank del Peru, S.A.

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


Country                            Subcustodian


Philippines                        Standard Chartered Bank


Poland                             Bank Handlowy w Warszawie S.A.


Portugal                           Banco Comercial Portugues S.A.


Puerto Rico                        Citibank N.A.


Qatar HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)


Romania                            ING Bank N.V.


Russia                             ING Bank (Eurasia) ZAO, Moscow


Senegal                            via Societe Generale de Banques en Cote
                                   d'Ivoire, Abidjan, Ivory Coast


Serbia                             HVB Bank Serbia and Montenegro a.d.


Singapore                          DBS Bank Limited

                                   United Overseas Bank Limited


Slovak Republic                    Ceskoslovenska Obchodni Banka, A.S.,
                                   pobocka zahranicnej banky v SR


Slovenia                           Bank Austria Creditanstalt d.d. - Ljubljana


South Africa                       Nedcor Bank Limited

                                   Standard Bank of South Africa Limited


Spain                              Santander Central Hispano Investment S.A.


Sri Lanka                          The Hongkong and Shanghai Banking
                                   Corporation Limited


Swaziland                          Standard Bank Swaziland Limited

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


Country                            Subcustodian


Sweden                             Skandinaviska Enskilda Banken AB


Switzerland                        UBS AG


Taiwan - R.O.C.                    Central Trust of China


Thailand                           Standard Chartered Bank


Togo                               via Societe Generale de Banques en Cote
                                   d'Ivoire, Abidjan, Ivory Coast


Trinidad & Tobago                  Republic Bank Limited


Tunisia                            Banque Internationale Arabe de Tunisie


Turkey                             Citibank, A.S.


Uganda                             Barclays Bank of Uganda Limited


Ukraine                            ING Bank Ukraine


United Arab Emirates               HSBC Bank Middle East Limited
                                   (as delegate of The Hongkong and Shanghai
                                   Banking Corporation Limited)


United Kingdom                     State Street Bank and Trust Company, United
                                   Kingdom Branch


Uruguay                            BankBoston, N.A.


Venezuela                          Citibank, N.A.


Vietnam                            The Hongkong and Shanghai Banking Corporation
                                   Limited


Zambia                             Barclays Bank of Zambia Plc.


Zimbabwe                           Barclays Bank of Zimbabwe Limited

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                             DEPOSITORIES OPERATING
                               IN NETWORK MARKETS


Country                            Subcustodian


Argentina                          Caja de Valores S.A.


Australia                          Austraclear Limited


Austria                            Oesterreichische Kontrollbank AG
                                   (Wertpapiersammelbank Division)


Bahrain                            Clearing, Settlement, and Depository System
Exchange                           of the Bahrain Stock


Bangladesh                         Central Depository Bangladesh Limited


Belgium                            Banque Nationale de Belgique

                                   Caisse Interprofessionnelle de Depots et de
                                   Virements de Titres, S.A.


Benin                              Depositaire Central - Banque de Reglement


Bermuda                            Bermuda Securities Depository


Brazil (CETIP)                     Central de Custodia e de Liquidacao
                                   Financeira de Titulos Privados

                                   Companhia Brasileira de Liquidacao e Custodia

                                   Sistema Especial de Liquidacao e de Custodia
                                   (SELIC)


Bulgaria                           Bulgarian National Bank

                                   Central Depository AD


Burkina Faso                       Depositaire Central - Banque de Reglement


Canada                             The Canadian Depository for Securities
                                   Limited


Chile                              Deposito Central de Valores S.A.


People's Republic                  China Securities Depository and Clearing
of China                           Corporation Limited Shanghai Branch

                                   China Securities Depository and Clearing
                                   Corporation Limited

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


Country                            Subcustodian


                                   Shenzhen Branch


Colombia                           Deposito Central de Valores

                                   Deposito Centralizado de Valores de Colombia
                                   S..A.  (DECEVAL)


Costa Rica                         Central de Valores S.A.


Croatia                            Sredisnja Depozitarna Agencija d.d.


Cyprus                             Central Depository and Central Registry


Czech Republic                     Czech National Bank

                                   Stredisko cennych papiru - Ceska republika


Denmark                            Vaerdipapircentralen (Danish Securities
                                   Center)


Egypt                              Misr for Clearing, Settlement, and Depository
                                   S.A.E.


Estonia                            AS Eesti Vaartpaberikeskus


Finland                            Suomen Arvopaperikeskus


France                             Euroclear France


Germany                            Clearstream Banking AG, Frankfurt


Greece                             Apothetirion Titlon AE - Central Securities
                                   Depository

                                   Bank of Greece,
                                   System for Monitoring Transactions in
                                   Securities in Book-Entry Form


Guinea-Bissau                      Depositaire Central - Banque de Reglement


Hong Kong                          Central Moneymarkets Unit

                                   Hong Kong Securities Clearing Company Limited


Hungary                            Kozponti Elszamolohaz es Ertektar (Budapest)
                                   Rt. (KELER)

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


Country                            Subcustodian

Iceland                            Icelandic Securities Depository Limited


India                              Central Depository Services (India) Limited

                                   National Securities Depository Limited

                                   Reserve Bank of India


Indonesia                          Bank Indonesia

                                   PT Kustodian Sentral Efek Indonesia


Israel                             Tel Aviv Stock Exchange Clearing House Ltd.
                                   (TASE Clearinghouse)


Italy                              Monte Titoli S.p.A.


Ivory Coast                        Depositaire Central - Banque de Reglement


Jamaica                            Jamaica Central Securities Depository


Japan                              Bank of Japan - Net System

                                   Japan Securities Depository Center (JASDEC)
                                   Incorporated


Kazakhstan                         Central Securities Depository


Kenya                              Central Depository and Settlement Corporation
                                   Limited

                                   Central Bank of Kenya


Republic of Korea                  Korea Securities Depository


Latvia                             Latvian Central Depository


Lebanon                            Banque du Liban

                                   Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (Midclear) S.A.L.


Lithuania                          Central Securities Depository of Lithuania

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


Country                            Subcustodian

Malaysia                           Bank Negara Malaysia

                                   Bursa Malaysia Depository Sdn. Bhd.


Mali                               Depositaire Central - Banque de Reglement


Malta                              Central Securities Depository of the Malta
                                   Stock Exchange


Mauritius                          Bank of Mauritius

                                   Central Depository and Settlement Co. Ltd.


Mexico                             S.D. Indeval, S.A. de C.V.


Morocco                            Maroclear


Namibia                            Bank of Namibia


Netherlands                        Euroclear Nederland


New Zealand                        New Zealand Central Securities Depository
                                   Limited


Niger                              Depositaire Central - Banque de Reglement


Nigeria                            Central Securities Clearing System Limited


Norway                             Verdipapirsentralen (Norwegian Central
                                   Securities Depository)


Oman                               Muscat Depository & Securities Registration
                                   Company, SAOC


Pakistan                           Central Depository Company of Pakistan
                                   Limited

                                   State Bank of Pakistan


Palestine                          Clearing, Depository and Settlement, a
                                   department of the Palestine Stock Exchange


Panama                             Central Latinoamericana de Valores, S.A.
                                   (LatinClear)


Peru Caja de Valores y Liquidaciones, Institucion de

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


Country                            Subcustodian


                                   Compensacion y Liquidacion de Valores S.A


Philippines                        Philippine Central Depository, Inc.

                                   Registry of Scripless Securities (ROSS) of the Bureau of Treasury


Poland                             Rejestr Papierow Wartooeciowych

                                   Krajowy Depozyt Papierow Wartooeciowych S.A.


Portugal INTERBOLSA - Sociedade Gestora de Sistemas de Liquidacao e de Sistemas Centralizados de Valores Mobiliarios, S.A.


Qatar Central Clearing and Registration (CCR), a department of the Doha Securities Market


Romania                            Bucharest Stock Exchange Registry Division

                                   National Bank of Romania

                                   National Securities Clearing, Settlement and
                                   Depository Company


Russia                             Vneshtorgbank, Bank for Foreign Trade of the
                                   Russian Federation


Senegal                            Depositaire Central - Banque de Reglement


Serbia                             Central Registrar and Central Depository for
                                   Securities


Singapore                          The Central Depository (Pte) Limited

                                   Monetary Authority of Singapore


Slovak Republic                    Naodna banka slovenska

                                   Centralny depozitar cennych papierov SR, a.s.


Slovenia                           KDD - Centralna klirinsko depotna druzba d.d.


South Africa                       Share Transactions Totally Electronic
                                   (STRATE) Ltd.


Spain                              IBERCLEAR

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


Country                            Subcustodian


Sri Lanka                          Central Depository System (Pvt) Limited


Sweden                             Vardepapperscentralen VPC AB (Swedish Central
                                   Securities Depository)


Switzerland                        SegaIntersettle AG (SIS)


Taiwan - R.O.C.                    Taiwan Securities Central Depository Company
                                   Limited


Thailand                           Bank of Thailand

                                   Thailand Securities Depository Company
                                   Limited


Togo                               Depositaire Central - Banque de Reglement


Trinidad and Tobago                Trinidad and Tobago Central Bank


Tunisia Societe Tunisienne Interprofessionelle pour la Compensation et de Depots des Valeurs Mobilieres (STICODEVAM)


Turkey                             Central Bank of Turkey

                                   Takas ve Saklama Bankasi A.S. (TAKASBANK)


Uganda                             Bank of Uganda


Ukraine                            Mizhregionalny Fondovy Souz

                                   National Bank of Ukraine


United Arab Emirates               Clearing and Depository System,
                                   a department of the Dubai Financial Market


United Kingdom                     CrestCo.


Uruguay                            Banco Central del Uruguay


Venezuela                          Banco Central de Venezuela

                                   Caja Venezolana de Valores

                                  STATE STREET                        SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


Country                            Subcustodian


Vietnam Securities Registration, Clearing and Settlement, Depository Department of the Securities Trading Center


Zambia                             Bank of Zambia

                                   LuSE Central Shares Depository Limited





TRANSNATIONAL


Euroclear


Clearstream Banking, S.A.

                                   SCHEDULE C

                               MARKET INFORMATION


Publication/Type of Information                        Brief Description
-------------------------------                        -----------------
(scheduled frequency)


The Guide to Custody in World Markets            An overview of settlement and
(hardcopy annually and regular                   safekeeping procedures, custody
website updates)                                 practices and foreign investor
                                                 considerations for the markets
                                                 in which State Street offers
                                                 custodial services.

Global Custody Network Review                   Information relating to Foreign
(annually)                                      Sub-Custodians in State Street's
                                                Global Custody Network. The
                                                Review stands as an integral
                                                part of the materials that State
                                                Street provides to its U.S.
                                                mutual fund clients to assist
                                                them in complying with SEC Rule
                                                17f-5. The Review also gives
                                                insight into State Street's
                                                market expansion and Foreign
                                                Sub-Custodian selection
                                                processes, as well as the
                                                procedures and controls used to
                                                monitor the financial condition
                                                and performance of our Foreign
                                                Sub-Custodian banks.


Securities Depository Review                    Custody risk analyses of the
(annually)                                      Foreign Securities Depositories
                                                presently operating in Network
                                                markets. This publication is an
                                                integral part of the materials
                                                that State Street provides to
                                                its U.S. mutual fund clients to
                                                meet informational obligations
                                                created by SEC Rule 17f-7.


Global Legal Survey                             With respect to each market in
(annually)                                      which State Street offers
                                                custodial services, opinions
                                                relating to whether local law
                                                restricts (i) access of a fund's
                                                independent public accountants
                                                to books and records of a
                                                Foreign Sub-Custodian or Foreign
                                                Securities System, (ii) a fund's
                                                ability to recover in the event
                                                of bankruptcy or insolvency of a
                                                Foreign Sub-Custodian or Foreign
                                                Securities System, (iii) a
                                                fund's ability to recover in the
                                                event of a loss by a Foreign
                                                Sub-Custodian or Foreign
                                                Securities System, and (iv) the
                                                ability of a foreign investor to
                                                convert cash and cash
                                                equivalents to U.S. dollars.


Subcustodian Agreements                         Copies of the contracts that
(annually)                                      State Street has entered into
                                                with each Foreign Sub-Custodian
                                                that maintains U.S. mutual fund
                                                assets in the markets in which
                                                State Street offers custodial
                                                services.


Global Market Bulletin                          Information on changing
(daily or as necessary)                         settlement and custody
                                                conditions in markets where
                                                State Street offers custodial
                                                services. Includes changes in
                                                market and tax regulations,
                                                depository developments,
                                                dematerialization information,
                                                as well as other market changes
                                                that may impact State Street's
                                                clients.


Foreign Custody Advisories                      For those markets where State
(as necessary)                                  Street offers custodial services
                                                that exhibit special risks or
                                                infrastructures impacting
                                                custody, State Street issues
                                                market advisories to highlight
                                                those unique market factors
                                                which might impact our ability
                                                to offer recognized custody
                                                service levels.

                                   SCHEDULE C

                               MARKET INFORMATION


Material Change Notices (presently on a         Informational letters and
quarterly basis or as otherwise necessary)      accompanying materials
                                                confirming State Street's
                                                foreign custody arrangements,
                                                including a summary of material
                                                changes with Foreign
                                                Sub-Custodians that have
                                                occurred during the previous
                                                quarter. The notices also
                                                identify any material changes in
                                                the custodial risks associated
                                                with maintaining assets with
                                                Foreign Securities Depositories.

                                   SCHEDULE D
                                   ----------

                                       to

                               Custodian Agreement
                         Of ___________ , 2005, between
                             Clipper Funds Trust and
                       State Street Bank and Trust Company








TRI-PARTY REPO CUSTODIAN BANKS                             ACCOUNT NUMBERS
------------------------------                             ---------------

JP Morgan Chase Bank


The Bank of New York












Authorized Signatures:


By: ______________________________        By: __________________________________

Title: ___________________________        Title: _______________________________

Date: ____________________________        Date: ________________________________

                             Funds Transfer Addendum


OPERATING GUIDELINES
--------------------


1. OBLIGATION OF THE SENDER: State Street is authorized to promptly debit Client's account(s) upon the receipt of a payment order in compliance with the selected Security Procedure chosen for funds transfer and in the amount of money that State Street has been instructed to transfer. State Street shall execute payment orders in compliance with the Security Procedure and with the Client's instructions on the execution date provided that such payment order is received by the customary deadline for processing such a request, unless the payment order specifies a later time. All payment orders and communications received after this time will be deemed to have been received on the next business day.

2. SECURITY PROCEDURE: The Client acknowledges that the Security Procedure it has designated on the Selection Form was selected by the Client from Security Procedures offered by State Street. The Client agrees that the Security Procedures are reasonable and adequate for its wire transfer transactions and agrees to be bound by any payment orders, amendments and cancellations, whether or not authorized, issued in its name and accepted by State Street after being confirmed by any of the selected Security Procedures. The Client also agrees to be bound by any other valid and authorized payment order accepted by State Street. The Client shall restrict access to confidential information relating to the Security Procedure to authorized persons as communicated in writing to State Street. The Client must notify State Street immediately if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Client's authorized personnel. State Street shall verify the authenticity of all instructions according to the Security Procedure.

3. ACCOUNT NUMBERS: State Street shall process all payment orders on the basis of the account number contained in the payment order. In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern. Financial institutions that receive payment orders initiated by State Street at the instruction of the Client may also process payment orders on the basis of account numbers, regardless of any name included in the payment order. State Street will also rely on any financial institution identification numbers included in any payment order, regardless of any financial institution name included in the payment order.

4. REJECTION: State Street reserves the right to decline to process or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of State Street's receipt of such payment order; (b) if initiating such payment order would cause State Street, in State Street's sole judgment, to exceed any volume, aggregate dollar, network, time, credit or similar limits upon wire transfers which are applicable to State Street; or (c) if State Street, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

5. CANCELLATION OR AMENDMENT: State Street shall use reasonable efforts to act on all authorized requests to cancel or amend payment orders received in compliance with the Security Procedure provided that such requests are received in a timely manner affording State Street reasonable opportunity to act. However, State Street assumes no liability if the request for amendment or cancellation cannot be satisfied.

6. ERRORS: State Street shall assume no responsibility for failure to detect any erroneous payment order provided that State Street complies with the payment order instructions as received and State Street complies with the Security Procedure. The Security Procedure is established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

7. INTEREST AND LIABILITY LIMITS: State Street shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless State Street is notified of the unauthorized payment order within thirty (30) days of notification by State Street of the acceptance of such payment order. In no event shall State Street be liable for special, indirect or consequential damages, even if advised of the possibility of such damages and even for failure to execute a payment order.

8.       AUTOMATED CLEARING HOUSE ("ACH") CREDIT ENTRIES/PROVISIONAL PAYMENTS:
When a Client initiates or receives ACH credit and debit entries pursuant to these Guidelines and the rules of the National Automated Clearing House Association and the New England Clearing House Association, State Street will act as an Originating Depository Financial Institution and/or Receiving Depository Institution, as the case may be, with respect to such entries. Credits given by State Street with respect to an ACH credit entry are provisional until State Street receives final settlement for such entry from the Federal Reserve Bank. If State Street does not receive such final settlement, the Client agrees that State Street shall receive a refund of the amount credited to the Client in connection with such entry, and the party making payment to the Client via such entry shall not be deemed to have paid the amount of the entry.

9. CONFIRMATION STATEMENTS: Confirmation of State Street's execution of payment orders shall ordinarily be provided within 24 hours. Notice may be delivered through State Street's proprietary information systems, such as, but not

                             Funds Transfer Addendum


limited to Horizon and GlobalQuest(R), account statements, advices, or by facsimile or callback. The Client must report any objections to the execution of a payment order within 30 days.

10. LIABILITY ON FOREIGN ACCOUNTS: State Street shall not be required to repay any deposit made at a non-U.S. branch of State Street, or any deposit made with State Street and denominated in a non-U.S. dollar currency, if repayment of such deposit or the use of assets denominated in the non-U.S. dollar currency is prevented, prohibited or otherwise blocked due to: (a) an act of war, insurrection or civil strife; (b) any action by a non-U.S. government or instrumentality or authority asserting governmental, military or police power of any kind, whether such authority be recognized as a defacto or a dejure government, or by any entity, political or revolutionary movement or otherwise that usurps, supervenes or otherwise materially impairs the normal operation of civil authority; or(c) the closure of a non-U.S. branch of State Street in order to prevent, in the reasonable judgment of State Street, harm to the employees or property of State Street. The obligation to repay any such deposit shall not be transferred to and may not be enforced against any other branch of State Street.

The foregoing provisions constitute the disclosure required by Massachusetts General Laws, Chapter 167D, Section 36.

While State Street is not obligated to repay any deposit made at a non-U.S. branch or any deposit denominated in a non-U.S. currency during the period in which its repayment has been prevented, prohibited or otherwise blocked, State Street will repay such deposit when and if all circumstances preventing, prohibiting or otherwise blocking repayment cease to exist.

11. MISCELLANEOUS: State Street and the Client agree to cooperate to attempt to recover any funds erroneously paid to the wrong party or parties, regardless of any fault of State Street or the Client, but the party responsible for the erroneous payment shall bear all costs and expenses incurred in trying to effect such recovery. These Guidelines may not be amended except by a written agreement signed by the parties.

                             Funds Transfer Addendum


Security Procedure(s) Selection Form
------------------------------------

Please select one or more of the funds transfer security procedures indicated below.


 ---
|   |
|   |  SWIFT
|   |
 ---
SWIFT (Society for Worldwide Interbank Financial Telecommunication) is a cooperative society owned and operated by member financial institutions that provides telecommunication services for its membership. Participation is limited to securities brokers and dealers, clearing and depository institutions, recognized exchanges for securities, and investment management institutions. SWIFT provides a number of security features through encryption and authentication to protect against unauthorized access, loss or wrong delivery of messages, transmission errors, loss of confidentiality and fraudulent changes to messages. SWIFT is considered to be one of the most secure and efficient networks for the delivery of funds transfer instructions.
Selection of this security procedure would be most appropriate for existing SWIFT members.

 ---
|   |
|   |  Standing Instructions
|   |
 ---
Standing Instructions may be used where funds are transferred to a broker on the Client's established list of brokers with which it engages in foreign exchange transactions. Only the date, the currency and the currency amount are variable. In order to establish this procedure, State Street will send to the Client a list of the brokers that State Street has determined are used by the Client. The Client will confirm the list in writing, and State Street will verify the written confirmation by telephone. Standing Instructions will be subject to a mutually agreed upon limit. If the payment order exceeds the established limit, the Standing Instruction will be confirmed by telephone prior to execution.

 ---
|   |
|   |  Remote Batch Transmission
|   |
 ---
Wire transfer instructions are delivered via Computer-to-Computer (CPU-CPU) data communications between the Client and State Street. Security procedures include encryption and or the use of a test key by those individuals authorized as Automated Batch Verifiers.
Clients selecting this option should have an existing facility for completing CPU-CPU transmissions. This delivery mechanism is typically used for high-volume business.

 ---
|   |
|   |  Global Horizon Interchangesm Funds Transfer Service
|   |
 ---
Global Horizon Interchange Funds Transfer Service (FTS) is a State Street proprietary microcomputer-based wire initiation system. FTS enables Clients to electronically transmit authenticated Fedwire, CHIPS or internal book transfer instructions to State Street. This delivery mechanism is most appropriate for Clients with a low-to-medium number of transactions (5-75 per day), allowing Clients to enter, batch, and review wire transfer instructions on their PC prior to release to State Street.

 ---
|   |
|   |  Telephone Confirmation (Callback)
|   |
 ---
Telephone confirmation will be used to verify all non-repetitive funds transfer instructions received via untested facsimile or phone. This procedure requires Clients to designate individuals as authorized initiators and authorized verifiers. State Street will verify that the instruction contains the signature of an authorized person and prior to execution, will contact someone other than the originator at the Client's location to authenticate the instruction. Selection of this alternative is appropriate for Clients who do not have the capability to use other security procedures.

 ---
|   |
|   |  Repetitive Wires
|   |
 ---
For situations where funds are transferred periodically (minimum of one instruction per calendar quarter) from an existing authorized account to the same payee (destination bank and account number) and only the date and currency amount are variable, a repetitive wire may be implemented. Repetitive wires will be subject to a mutually agreed upon limit. If the payment order exceeds the established limit, the instruction will be confirmed by telephone prior to execution. Telephone confirmation is used to establish this process. Repetitive wire instructions must be reconfirmed annually.
This alternative is recommended whenever funds are frequently transferred between the same two accounts.

 ---
|   |
|   |  Transfers Initiated by Facsimile
|   |
 ---
The Client faxes wire transfer instructions directly to State Street Mutual Fund Services. Standard security procedure requires the use of a random number test key for all transfers. Every six months the Client receives test key logs from State Street. The test key contains alpha-numeric characters, which the Client puts on each document faxed to State Street. This procedure ensures all wire instructions received via fax are authorized by the Client.

                             Funds Transfer Addendum


We provide this option for Clients who wish to batch wire instructions and transmit these as a group to State Street Mutual Fund Services once or several times a day.

 ---
|   |
|   |  Automated Clearing House (ACH)
|   |
 ---
State Street receives an automated transmission or a magnetic tape from a Client for the initiation of payment (credit) or collection (debit) transactions through the ACH network. The transactions contained on each transmission or tape must be authenticated by the Client. Clients using ACH must select one or more of the following delivery options:

 ---
|   |
|   |  Global Horizon Interchange Automated Clearing House Service
|   |
 ---
Transactions are created on a microcomputer, assembled into batches and delivered to State Street via fully authenticated electronic transmissions in standard NACHA formats.

 ---
|   |
|   |  Transmission from Client PC to State Street Mainframe with Telephone
|   |  Callback
 ---

 ---
|   |
|   |  Transmission from Client Mainframe to State Street Mainframe with
|   |  Telephone Callback
 ---

 ---
|   |
|   |  Transmission from DST Systems to State Street Mainframe with Encryption
|   |
 ---

 ---
|   |
|   |  Magnetic Tape Delivered to State Street with Telephone Callback
|   |
 ---


State Street is hereby instructed to accept funds transfer instructions only via the delivery methods and security procedures indicated. The selected delivery methods and security procedure(s) will be effective ____________ for payment orders initiated by our organization.



Key Contact Information

Whom shall we contact to implement your selection(s)?


CLIENT OPERATIONS CONTACT                                          ALTERNATE CONTACT


-------------------------------------------------------------      ----------------------------------------------------------
                  Name                                                                  Name

-------------------------------------------------------------      ----------------------------------------------------------
                  Address                                                               Address

-------------------------------------------------------------      ----------------------------------------------------------
                  City/State/Zip Code                                                   City/State/Zip Code

-------------------------------------------------------------      ----------------------------------------------------------
                  Telephone Number                                                      Telephone Number

-------------------------------------------------------------      ----------------------------------------------------------
                  Facsimile Number                                                      Facsimile Number

-------------------------------------------------------------
                  SWIFT Number

-------------------------------------------------------------
                  Telex Number

                             Funds Transfer Addendum

                             Funds Transfer Addendum


INSTRUCTION(S)
--------------

TELEPHONE CONFIRMATION
----------------------

Fund              CLIPPER FUNDS TRUST
     ------------------------------------------------------------------

Investment Adviser         Pacific Financial Research, Inc.
                  -----------------------------------------------------

Authorized Initiators
       Please Type or Print

Please provide a listing of Fund officers or other individuals who are currently authorized to INITIATE wire transfer instructions to State Street:



NAME                                  TITLE (Specify whether position is with         SPECIMEN SIGNATURE
                                      Fund or Investment Adviser)


----------------------------------  ------------------------------------------  -----------------------------------------


----------------------------------  ------------------------------------------  -----------------------------------------


----------------------------------  ------------------------------------------  -----------------------------------------


----------------------------------  ------------------------------------------  -----------------------------------------


----------------------------------  ------------------------------------------  -----------------------------------------


----------------------------------  ------------------------------------------  -----------------------------------------


Authorized Verifiers
       Please Type or Print


Please provide a listing of Fund officers or other individuals who will be CALLED BACK to verify the initiation of repetitive wires of $10 million or more and all non-repetitive wire instructions:


NAME                                  CALLBACK PHONE NUMBER                         DOLLAR LIMITATION (IF ANY)


----------------------------------  ------------------------------------------  -----------------------------------------


----------------------------------  ------------------------------------------  -----------------------------------------


----------------------------------  ------------------------------------------  -----------------------------------------


----------------------------------  ------------------------------------------  -----------------------------------------


----------------------------------  ------------------------------------------  -----------------------------------------


----------------------------------  ------------------------------------------  -----------------------------------------

                             Funds Transfer Addendum

             REMOTE ACCESS SERVICES ADDENDUM TO CUSTODIAN AGREEMENT
             ------------------------------------------------------


         ADDENDUM to that certain Custodian Contract dated as of ________, __ 2005 (the "Custodian Agreement"), between Clipper Funds Trust (the "Customer") and State Street Bank and Trust Company, including its subsidiaries and affiliates ("State Street").

         State Street has developed and utilizes proprietary accounting and other systems in conjunction with the custodian services which State Street provides to the Customer. In this regard, State Street maintains certain information in databases under its control and ownership which it makes available to its customers (the "Remote Access Services").

The Services
------------

State Street agrees to provide the Customer, and its designated investment advisors, consultants or other third parties authorized by State Street ("Authorized Designees") with access to In~SightSM as described in Exhibit A or such other systems as may be offered from time to time (the "System") on a remote basis.

Security Procedures
-------------------

The Customer agrees to comply, and to cause its Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System and access to the Remote Access Services. The Customer agrees to advise State Street immediately in the event that it learns or has reason to believe that any person to whom it has given access to the System or the Remote Access Services has violated or intends to violate the terms of this Addendum and the Customer will cooperate with State Street in seeking injunctive or other equitable relief. The Customer agrees to discontinue use of the System and Remote Access Services, if requested, for any security reasons cited by State Street.

Fees
----

Fees and charges for the use of the System and the Remote Access Services and related payment terms shall be as set forth in the Custody Fee Schedule in effect from time to time between the parties (the "Fee Schedule"). The Customer shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

Proprietary Information/Injunctive Relief
-----------------------------------------

The System and Remote Access Services described herein and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, knowhow, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to the Customer by State Street as part of the Remote Access Services and through the use of the System and all copyrights, patents, trade secrets and other proprietary rights of State Street related thereto are the exclusive, valuable and confidential property of State Street and its relevant licensors (the "Proprietary Information"). The Customer agrees on behalf of itself and its

Authorized Designees to keep the Proprietary Information confidential and to limit access to its employees and Authorized Designees (under a similar duty of confidentiality) who require access to the System for the purposes intended. The foregoing shall not apply to Proprietary Information in the public domain or required by law to be made public.

The Customer agrees to use the Remote Access Services only in connection with the proper purposes of this Addendum. The Customer will not, and will cause its employees and Authorized Designees not to, (i) permit any third party to use the System or the Remote Access Services, (ii) sell, rent, license or otherwise use the System or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Addendum, (iii) use the System or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street's databases, including data from third party sources, available through use of the System or the Remote Access Services, to be published, redistributed or retransmitted for other than use for or on behalf of the Customer, as State Street's customer.

The Customer agrees that neither it nor its Authorized Designees will modify the System in any way; enhance or otherwise create derivative works based upon the System; nor will the Customer or Customer's Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

The Customer acknowledges that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law and that State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

Limited Warranties
------------------

State Street represents and warrants that it is the owner of and has the right to grant access to the System and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology, including but not limited to the use of the Internet, and the necessity of relying upon third party sources, and data and pricing information obtained from third parties, the System and Remote Access Services are provided "AS IS", and the Customer and its Authorized Designees shall be solely responsible for the investment decisions, results obtained, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to the Customer or its Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the System or the Remote Access Services, nor shall either party be responsible for delays or nonperformance under this Addendum arising out of any cause or event beyond such party's control.

State Street will take reasonable steps to ensure that its products (and those of its third-party suppliers) reflect the available state of the art technology to offer products that are Year 2000 compliant, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and the next one-hundred years, and if any changes are required, State Street will make the changes to its products at no cost to you and in a commercially reasonable time frame and will require third-party suppliers to do likewise. The Customer will do likewise for its systems.

EXCEPT AS EXPRESSLY SET FORTH IN THIS ADDENDUM, STATE STREET, FOR ITSELF AND ITS RELEVANT LICENSORS, EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES

CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Infringement
------------

State Street will defend or, at our option, settle any claim or action brought against the Customer to the extent that it is based upon an assertion that access to the System or use of the Remote Access Services by the Customer under this Addendum constitutes direct infringement of any patent or copyright or misappropriation of a trade secret, provided that the Customer notifies State Street promptly in writing of any such claim or proceeding and cooperates with State Street in the defense of such claim or proceeding. Should the System or the Remote Access Services or any part thereof become, or in State Street's opinion be likely to become, the subject of a claim of infringement or the like under any applicable patent or copyright or trade secret laws, State Street shall have the right, at State Street's sole option, to (i) procure for the Customer the right to continue using the System or the Remote Access Services,
(ii) replace or modify the System or the Remote Access Services so that the System or the Remote Access Services becomes noninfringing, or (iii) terminate this Addendum without further obligation.

Termination
-----------

Either party to the Custodian Agreement may terminate this Addendum (i) for any reason by giving the other party at least one-hundred and eighty (180) days' prior written notice in the case of notice of termination by State Street to the Customer or thirty (30) days' notice in the case of notice from the Customer to State Street of termination, or (ii) immediately for failure of the other party to comply with any material term and condition of the Addendum by giving the other party written notice of termination. This Addendum shall in any event terminate within ninety (90) days after the termination of the Custodian Agreement. In the event of termination, the Customer will return to State Street all copies of documentation and other confidential information in its possession or in the possession of its Authorized Designees. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three (3) years.

Miscellaneous
-------------

This Addendum and the exhibits hereto constitute the entire understanding of the parties to the Custodian Agreement with respect to access to the System and the Remote Access Services. This Addendum cannot be modified or altered except in a writing duly executed by each of State Street and the Customer and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

By its execution of the Custodian Agreement, the Customer accepts responsibility for its and its Authorized Designees' compliance with the terms of this Addendum.

                                    EXHIBIT A
                                       to
              REMOTE ACCESS SERVICES ADDENDUM TO CUSTODIAN CONTRACT
              -----------------------------------------------------


                                   IN~SIGHTSM
                           System Product Description

In~SightSM provides bilateral information delivery, interoperability, and on-line access to State Street. In~SightSM allows users a single point of entry into State Street's diverse systems and applications. Reports and data from systems such as Investment Policy MonitorSM, Multicurrency HorizonSM, Securities Lending, Performance & Analytics, and Electronic Trade Delivery can be accessed through In~SightSM. This Internet-enabled application is designed to run from a Web browser and perform across low-speed data lines or corporate high-speed backbones. In~SightSM also offers users a flexible toolset, including an ad-hoc query function, a custom graphics package, a report designer, and a scheduling capability. Data and reports offered through In~SightSM will continue to increase in direct proportion with the customer roll out, as it is viewed as the information delivery system will grow with State Street's customers.

                                                                  Exhibit (h)(2)


                                     FORM OF

                            ADMINISTRATION AGREEMENT

                  Agreement  dated as of [May __,  2005]  by and  between  State
Street  Bank  and  Trust   Company,   a   Massachusetts   trust   company   (the
"Administrator"), and Clipper Funds Trust (the "Trust").

                  WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

                  WHEREAS, the Trust desires to retain the Administrator to furnish certain administrative services to the Trust, and the Administrator is willing to furnish such services, on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1.       APPOINTMENT OF ADMINISTRATOR

                  The  Trust  hereby  appoints  the   Administrator  to  act  as
administrator with respect to the Trust for purposes of providing certain administrative services for the period and on the terms set forth in this Agreement. The Administrator accepts such appointment and agrees to render the services stated herein.

                  The Trust will initially consist of the portfolio(s) and/or class(es) of shares (each an "Investment Fund") listed in Schedule A to this Agreement. In the event that the Trust establishes one or more additional Investment Funds with respect to which it wishes to retain the Administrator to act as administrator hereunder, the Trust shall notify the Administrator in writing. Upon written acceptance by the Administrator, such Investment Fund shall become subject to the provisions of this Agreement to the same extent as the existing Investment Funds, except to the extent that such provisions (including those relating to the compensation and expenses payable by the Trust and its Investment Funds) may be modified with respect to each additional Investment Fund in writing by the Trust and the Administrator at the time of the addition of the Investment Fund.

2.       DELIVERY OF DOCUMENTS

                  The Trust will promptly deliver to the Administrator copies of each of the following documents and all future amendments and supplements, if any:

                  a.       The Trust's Declaration and by-laws;

                  b. The Trust's currently effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the Trust's Prospectus(es) and Statement(s) of Additional Information relating to all Investment Funds and all amendments and supplements thereto as in effect from time to time;

                  c. Certified copies of the resolutions of the Board of Trustees of the Trust (the "Board") authorizing (1) the Trust to enter into this Agreement and (2) certain individuals on behalf of the Trust to (a) give instructions to the Administrator pursuant to this Agreement and (b) sign checks and pay expenses;

                  d. A copy of the investment advisory agreement between the Trust and its investment adviser; and

                  e. Such other certificates, documents or opinions which the Administrator may, in its reasonable discretion, deem necessary or appropriate in the proper performance of its duties.

3.       REPRESENTATIONS AND WARRANTIES OF THE ADMINISTRATOR

                  The Administrator represents and warrants to the Trust that:

                  a. It is a Massachusetts trust company, duly organized and existing under the laws of The Commonwealth of Massachusetts;

                  b. It has the corporate power and authority to carry on its business in The Commonwealth of Massachusetts;

                  c. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

                  d. No legal or administrative proceedings have been instituted or threatened which would impair the Administrator's ability to perform its duties and obligations under this Agreement; and

                  e. Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Administrator or any law or regulation applicable to it.

4.       REPRESENTATIONS AND WARRANTIES OF THE TRUST

                  The Trust represents and warrants to the Administrator that:

                  a. It is a statutory trust, duly organized, existing and in good standing under the laws of State of Delaware;

                  b. It has the corporate power and authority under applicable laws and by its charter and by-laws to enter into and perform this Agreement;

                  c.       All   requisite   proceedings   have  been  taken  to
                           authorize   it  to  enter  into  and   perform   this
                           Agreement;

                  d. It is an investment company properly registered under the 1940 Act;

                  e. A registration statement under the 1933 Act and the 1940 Act has been filed and will be effective and remain effective during the term of this Agreement. The Trust also warrants to the Administrator that as of the effective date of this Agreement, all necessary filings under the securities laws of the states in which the Trust offers or sells its shares have been made;

                  f. No legal or administrative proceedings have been instituted or threatened which would impair the Trust's ability to perform its duties and obligations under this Agreement;

                  g. Its entrance into this Agreement will not cause a material breach or be in material conflict with any other agreement or obligation of the Trust or any law or regulation applicable to it; and

                  h. As of the close of business on the date of this Agreement, the Trust is authorized to issue shares of beneficial interest, and it will initially offer shares, in the authorized amounts as set forth in Schedule A to this Agreement.

5.       ADMINISTRATION SERVICES

                  The Administrator shall provide the following services, subject to the control, supervision, authorization and direction of the Trust and, in each case where appropriate, the review and comment by the Trust's auditors and legal counsel and in accordance with procedures which may be established from time to time between the Trust and the Administrator:

a. Prepare for review and approval by officers of the Trust the Investment Funds' financial information contained within the Trust's semi-annual and annual shareholder reports, Form N-Q reports and other quarterly reports (as mutually agreed upon), including tax footnote disclosures where applicable;

b. Coordinate the audit of the Trust's financial statements by the Trust's independent accountants, including the preparation of supporting audit workpapers and other schedules, and make such reports and recommendations to the Board concerning the performance of the independent accountants as the Board may reasonably request;

c. Prepare for review by an officer of the Trust the Trust's periodic financial reports required to be filed with the Securities and Exchange Commission ("SEC") on Form N-SAR and financial information required by Form N-1A, Form N-CSR and such other reports, forms or filings as may be mutually agreed upon;

d. Prepare for review by an officer of the Trust annual fund expense budgets, perform accrual analyses and rollforward calculations and recommend changes to fund expense accruals on a periodic basis, arrange for payment of the Trust's expenses, review calculations of fees paid to the Trust's investment adviser, custodian, fund accountant, distributor and transfer agent, and obtain authorization of accrual changes and expense payments;

e. Provide periodic testing of portfolios with respect to compliance with Internal Revenue Code mandatory qualification requirements, the requirements of the 1940 Act and the Investment Funds' prospectus limitations as may be mutually agreed upon, including quarterly compliance reporting to the Trust's officers as well as preparation of Board compliance materials;

f. Prepare and furnish total return performance information, including such information on an after-tax basis, calculated in accordance with applicable U.S. securities laws and regulations, as may be reasonably requested by fund management;

g.       Prepare and disseminate vendor survey information;

h. Prepare and coordinate the filing of Rule 24f-2 notices, including coordination of payment;

i.       Provide on a periodic basis  information to the Investment Funds' Chief
         Compliance  Officer  regarding  State  Street's   compliance  with  its
         Compliance Program;

j.       Provide   sub-certificates   in  connection   with  the   certification
         requirements of the Sarbanes-Oxley Act of 2002 with respect to the services provided by State Street;

k. Maintain certain books and records of the Trust as required under Rule 31a-1(b) of the 1940 Act, as may be mutually agreed upon;

l. Consult with the Trust's officers, independent accountants, legal counsel, custodian, fund accountant, distributor, and transfer agent in establishing the accounting policies of the Trust;

m. Perform Blue Sky services pursuant to the specific instructions of the Trust's officers as detailed in Schedule B hereto;

n. Prepare agenda and background materials for Board and Committee meetings, make presentations at Board and Committee meetings where appropriate, prepare minutes and follow-up on matters raised at Board and Committee meetings and attend shareholder meetings and prepare minutes;

o. Prepare and mail quarterly and annual Code of Ethics forms for disinterested Board members, including a review of returned forms against portfolio holdings and reporting to the Board;

p. Prepare for filing with the SEC Form N-CSR and amendments to the Trust's registration statement, including updating the Prospectus and Statement of Additional Information;

q.       Prepare  for  filing  with  the  SEC  proxy   statements   and  provide
         consultation on proxy solicitation matters;

r.       Maintain general Board calendars and regulatory filings calendars;

s.       Maintain copies of the Trust's charter and by-laws;

t. Act as liaison to legal counsel to the Trust if desired and, where applicable, to legal counsel to the Trust's independent Board members;

u. Assist in developing guidelines and procedures to improve overall compliance by the Trust;

v. Assist the Trust in the handling of routine regulatory examinations and work closely with the Trust's legal counsel in response to any non-routine regulatory matters;

w. Coordinate with insurance providers, including soliciting bids for Directors & Officers/Errors & Omissions insurance and fidelity bond coverage, file fidelity bonds with the SEC and make related Board presentations;

[x.      Compute tax basis provisions for both excise and income tax purposes;]

[y. [Prepare each Investment Fund's federal, state, and local income tax returns and extension requests for review and for execution and filing by the Trust's independent accountants and execution and filing by the Trust's treasurer, including Form 1120-RIC, Form 8613 and Form 1099-MISC;]

[z.      Coordinate Forms 1042/1042S with the Trust's transfer agent;]

[aa.     Prepare information for Section 852 mailings;]

[bb. Review and sign off on periodic income distribution calculations and annual minimum distribution calculations (income and capital gain) prior to their declaration;] and

cc. Provide periodic certifications and reasonable documentation to the Chief Compliance Officer of the Trust in connection with Rule 38a-1 of the 1940 Act.

The Administrator shall perform such other services for the Trust that are mutually agreed to by the parties from time to time, for which the Trust will pay such fees as may be mutually agreed upon, including the Administrator's reasonable out-of-pocket expenses. The provision of such services shall be subject to the terms and conditions of this Agreement.

         The Administrator shall provide the office facilities and the personnel determined by it to perform the services contemplated herein.

6.       FEES; EXPENSES; EXPENSE REIMBURSEMENT

                  The   Administrator   shall   receive   from  the  Trust  such
compensation for the Administrator's services provided pursuant to this Agreement as may be agreed to from time to time in a written fee schedule approved by the parties and initially set forth in the Fee Schedule to this Agreement. The fees are accrued daily and billed monthly and shall be due and payable upon receipt of the invoice. Upon the termination of this Agreement before the end of any month, the fee for the part of the month before such termination shall be prorated according to the proportion which such part bears to the full monthly period and shall be payable upon the date of termination of this Agreement. In addition, the Trust shall reimburse the Administrator for its out-of-pocket costs incurred in connection with this Agreement. All rights of compensation and expense reimbursement under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

                  The Trust agrees promptly to reimburse the Administrator for any equipment and supplies specially ordered by or for the Trust through the Administrator and for any other expenses not contemplated by this Agreement that the Administrator may incur on the Trust's behalf at the Trust's request or with the Trust's consent.

                  The Trust will bear all expenses that are incurred in its operation and not specifically assumed by the Administrator. Expenses to be borne by the Trust, include, but are not limited to: organizational expenses; cost of services of independent accountants and outside legal and tax counsel (including such counsel's review of the Trust's registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator under this Agreement); cost of any services contracted for by the Trust directly from parties other than the Administrator; cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for the Trust; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, director\trustee or employee of the Trust; costs incidental to the preparation, printing and distribution of the Trust's registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Trust's tax returns, Form N-1A or N-2, Form N-CSR, Form N-Q, Form N-PX and Form N-SAR, and all notices, registrations and amendments associated with
applicable   federal  and  state  tax  and   securities   laws;  all  applicable
registration fees and filing fees required under federal and state securities laws; fidelity bond and directors' and officers' liability insurance; and cost of independent pricing services used in computing the Investment Funds' net asset values.

         The Administrator is authorized to and may employ or associate with such person or persons as the Administrator may deem desirable to assist it in performing its duties under this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Administrator and that the Administrator shall be as fully responsible to the Trust for the acts and omissions of any such person or persons as it is for its own acts and omissions.

7.       INSTRUCTIONS AND ADVICE

                  At any time, the Administrator may apply to any officer of the Trust for instructions and may consult with its own legal counsel or outside counsel for the Trust or the independent accountants for the Trust at the expense of the Trust, with respect to any matter arising in connection with the services to be performed by the Administrator under this Agreement. The
Administrator shall not be liable, and shall be indemnified by the Trust, for any action taken or omitted by it in good faith in reliance upon any such instructions or advice or upon any paper or document believed by it to be genuine and to have been signed by the proper person or persons. The Administrator shall not be held to have notice of any change of authority of any person until receipt of written notice thereof from the Trust. Nothing in this paragraph shall be construed as imposing upon the Administrator any obligation to seek such instructions or advice, or to act in accordance with such advice when received.

8.       LIMITATION OF LIABILITY AND INDEMNIFICATION

                  The Administrator shall be responsible for the performance of only such duties as are set forth in this Agreement and, except as otherwise provided under Section 6, shall have no responsibility for the actions or activities of any other party, including other service providers. The Administrator shall have no liability in respect of any loss, damage or expense suffered by the Trust insofar as such loss, damage or expense arises from the performance of the Administrator's duties hereunder in reliance upon records that were maintained for the Trust by entities other than the Administrator prior to the Administrator's appointment as administrator for the Trust. The Administrator shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties hereunder unless solely caused by or resulting from the gross negligence or willful misconduct of the Administrator, its officers or employees. The Administrator shall not be liable for any special, indirect, incidental, punitive or consequential damages, including lost profits, of any kind whatsoever (including, without limitation, attorneys' fees) under any provision of this Agreement or for any such damages arising out of any act or failure to act hereunder, each of which is hereby excluded by agreement of the parties regardless of whether such damages were foreseeable or whether either party or any entity had been advised of the possibility of such damages. In any event, the Administrator's cumulative liability for each calendar year (a "Liability Period") with respect to the Trust under this Agreement regardless of the form of action or legal theory shall be limited to its total annual compensation earned with respect to the Trust and fees payable hereunder during the preceding Compensation Period, as defined herein, for any liability or loss suffered by the Trust including, but not limited to, any liability relating to qualification of the Trust as a regulated investment company or any liability relating to the Trust's compliance with any federal or state tax or securities statute, regulation or ruling during such Liability Period. "Compensation Period" shall mean the calendar year ending immediately prior to each Liability Period in which the event(s) giving rise to the Administrator's liability for that period have occurred. Notwithstanding the foregoing, the Compensation
Period for purposes of calculating the annual cumulative liability of the Administrator for the Liability Period commencing on the date of this Agreement and terminating on December 31, 2005 shall be the date of this Agreement through December 31, 2005, and the Compensation Period for the Liability Period commencing January 1, 2006 and terminating on December 31, 2006 shall be January 1, 2006 through December 31, 2006.

                  The Administrator shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, work stoppage, power or other mechanical failure, computer virus, natural disaster, governmental action or communication disruption.

                  The Trust shall indemnify and hold the Administrator and its directors, officers, employees and agents harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator's acceptance of this Agreement, any action or omission by it in the performance of its duties hereunder, or as a result of acting upon any instructions reasonably believed by it to have been duly authorized by the Trust or upon reasonable reliance on information or records given or made by the Trust or its investment adviser, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers or employees in cases of its or their own gross negligence or willful misconduct.

                  The   indemnification   contained  herein  shall  survive  the
termination of this Agreement.

9.       CONFIDENTIALITY

                  The Administrator agrees that, except as otherwise required by law or in connection with any requested disclosure to a banking or other regulatory authority or the Administrator is advised by counsel that it may incur liability for failure to make a disclosure, it will keep confidential all records and information in its possession relating to the Trust or its shareholders or shareholder accounts and will not disclose the same to any person except at the request or with the written consent of the Trust.

10.      COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS; RECORDS

                  The Trust assumes full responsibility for complying with all securities, tax, commodities and other laws, rules and regulations applicable to it.

                  In compliance  with the  requirements  of Rule 31a-3 under the
1940 Act, the Administrator agrees that all records which it maintains for the Trust shall at all times remain the property of the Trust, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of the Agreement or otherwise on written request. The Administrator further agrees that all records which it maintains for the Trust pursuant to Rule 31a-1 under the 1940 Act will be preserved for the periods prescribed by Rule 31a-2 under the 1940 Act unless any such records are earlier surrendered as provided above. Records may be surrendered in either written or machine-readable form.

11.      SERVICES NOT EXCLUSIVE

                  The services of the Administrator to the Trust are not to be deemed exclusive, and the Administrator shall be free to render similar services to others. The Administrator shall be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trust from time to time, have no authority to act or represent the Trust in any way or otherwise be deemed an agent of the Trust.

12.      TERM, TERMINATION AND AMENDMENT

                  (a) This Agreement shall become effective on the date of its execution and shall remain in full force and effect for a period of [two (2)] years from the effective date and shall automatically continue in full force and effect after such initial term unless either party terminates this Agreement by written notice to the other party at least sixty (60) days prior to the expiration of the initial term.

                  (b) During the initial term, this Agreement may be terminated only (i) by provision of a notice of nonrenewal as set forth above, (ii) by mutual written agreement of the parties, or (iii) for "cause," as defined below.

                           For purposes of this  Agreement,  "cause"  shall mean
                           (a) a material breach (including non-payment of fees or expenses by the Trust) of this Agreement that has not been remedied for thirty (30) days following written notice of such breach from the non-breaching party; (b) a final, unappealable judicial, regulatory or administrative ruling or order in which the party to be terminated has been found guilty of criminal or unethical behavior in the conduct of its business; or
                           (c) financial difficulties on the part of the party to be terminated which are evidenced by the authorization or commencement of, or involvement by way of pleading, answer, consent or acquiescence in, a voluntary or involuntary case under Title 11 of the United States Code, as from time to time is in effect, or any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors.

                  (c) Either party may terminate this Agreement at any time after the initial term upon at least sixty (60) days' prior written notice to the other party.

                  (d) Termination of this Agreement with respect to any given Investment Fund shall in no way affect the continued validity of this Agreement with respect to any other Investment Fund.

                  (e) Upon termination of this Agreement, the Trust shall pay to the Administrator such compensation and any reimbursable expenses as may be due under the terms hereof as of the date of such termination, including reasonable out-of-pocket expenses associated with such termination.

                  (f) This Agreement may be modified or amended from time to time by mutual written agreement of the parties hereto.

13.      NOTICES

                  Any notice or other communication authorized or required by this Agreement to be given to either party shall be in writing and deemed to have been given when delivered in person or by confirmed facsimile, or posted by certified mail, return receipt requested, to the following address (or such other address as a party may specify by written notice to the other): if to the Trust: Clipper Funds Trust, Pacific Financial Research, Inc., 9601 Wilshire Boulevard, Suite 800, Beverly Hills, CA 90210,
Attn: Ms. Donna Kruegel, fax: 310-273-0514; if to the Administrator: State Street Bank and Trust Company, P.O. Box 5049, Boston, MA 02206-5049, Attn: Fund Administration Legal Department, fax: 617-662-3805.

14.      NON-ASSIGNABILITY

                  This Agreement shall not be assigned by either party hereto without the prior consent in writing of the other party, except that the Administrator may assign this Agreement to a successor of all or a substantial portion of its business, or to a party controlling, controlled by or under common control with the Administrator.

15.      SUCCESSORS

                  This Agreement shall be binding on and shall inure to the benefit of the Trust and the Administrator and their respective successors and permitted assigns.

16.      ENTIRE AGREEMENT

                  This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all previous representations, warranties or commitments regarding the services to be performed hereunder whether oral or in writing.

17.      WAIVER

                  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver must be in writing signed by the waiving party.

18.      SEVERABILITY

                  If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance it shall nevertheless remain applicable to all other persons and circumstances.

19.      GOVERNING LAW

                  This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

20.      REPRODUCTION OF DOCUMENTS

                  This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, xerographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

21.      COUNTERPARTS

                    This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first written above.



                           By:
                                    ---------------------------------
                           Name:
                                    ---------------------------------
                           Title:
                                    ---------------------------------


                           STATE STREET BANK AND TRUST COMPANY

                           By:
                                    ---------------------------------
                           Name:    Gary L. French
                           Title:   Senior Vice President

                            ADMINISTRATION AGREEMENT



                                   SCHEDULE A
                Listing of Investment Funds and Classes of Shares



                  Investment Fund                             Classes of Shares
                  ---------------                             -----------------

                       Clipper Fund                                        N/A
                  Clipper All Equity Fund                                  N/A

ADMINISTRATION AGREEMENT

                                   SCHEDULE B
                               Notice Filing with
                         State Securities Administrators


At the specific direction of the Trust, the Administrator will prepare required documentation and make Notice Filings in accordance with the securities laws of each jurisdiction in which Trust shares are to be offered or sold pursuant to instructions given to the Administrator by the Trust.

The Trust shall be solely responsible for the determination (i) of those jurisdictions in which Notice Filings are to be submitted and (ii) the number of Trust shares to be permitted to be sold in each such jurisdiction. In the event that the Administrator becomes aware of (a) the sale of Trust shares in a jurisdiction in which no Notice Filing has been made or (b) the sale of Trust shares in excess of the number of Trust shares permitted to be sold in such jurisdiction, the Administrator shall report such information to the Trust, and it shall be the Trust's responsibility to determine appropriate corrective action and instruct the Administrator with respect thereto.

The Blue Sky services shall consist of the following:

         1.       Filing of Trust's Initial Notice  Filings,  as directed by the
                  Trust;

         2.       Filing of Trust's renewals and amendments as required;

         3. Filing of amendments to the Trust's registration statement where required;

         4.       Filing Trust sales reports where required;

         5. Payment at the expense of the Trust of all Trust Notice Filing fees;

         6.       Filing  the   Prospectuses   and   Statements   of  Additional
                  Information and any amendments or supplements thereto where required;

         7.       Filing of annual reports and proxy  statements where required;
                  and

         8.       The   performance   of  such   additional   services   as  the
                  Administrator and the Trust may agree upon in writing.

Unless otherwise specified in writing by the Administrator, Blue Sky services by the Administrator shall not include determining the availability of exemptions under a jurisdiction's blue sky law. Any such determination shall be made by the Trust or its legal counsel. In connection with the services described herein, the Trust shall issue in favor of the Administrator a power of attorney to submit Notice Filings on behalf of the Trust, which power of attorney shall be substantially in the form of Exhibit I attached hereto.

                                    EXHIBIT 1
                            LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, as of _______________ that Clipper Funds Trust (the "Trust") on behalf of its series (the "Funds") with principal offices at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, CA 90210, makes, constitutes, and appoints STATE STREET BANK AND TRUST COMPANY (the "Administrator") with principal offices at One Lincoln Street, Boston, Massachusetts its lawful attorney-in-fact for it to do as if it were itself acting, the following:

1. NOTICE FILINGS FOR FUND SHARES. The Power to submit notice filings for the Funds in each jurisdiction in which the Funds' shares are offered or sold and in connection therewith the power to prepare, execute, and deliver and file any and all of the Funds' applications including without limitation, applications to provide notice for the Funds' shares, consents, including consents to service of process, reports, including without limitation, all periodic reports, or other documents and instruments now or hereafter required or appropriate in the judgment of the Administrator in connection with the notice filings of the Funds' shares.

2. CHECKS. The power to draw, endorse, and deposit checks in the name of the Funds in connection with the notice filings of the Funds' shares with state securities administrators.

3. AUTHORIZED SIGNERS. Pursuant to this Limited Power of Attorney, individuals holding the titles of Officer, Blue Sky Manager or Senior Blue Sky Administrator at the Administrator shall have authority to act on behalf of the Funds with respect to items 1 and 2 above.

The execution of this limited power of attorney shall be deemed coupled with an interest and shall be revocable only upon receipt by the Administrator of such termination of authority. Nothing herein shall be construed to constitute the appointment of the Administrator as or otherwise authorize the Administrator to act as an officer, director or employee of the Trust.

IN WITNESS WHEREOF, the Trust has caused this Agreement to be executed in its name and on its behalf by and through its duly authorized officer, as of the date first written above.

[NAME]

By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

Subscribed and sworn to before me
this      day of                            20
     ----        ------------------------------------


-----------------------------------------------------
Notary Public
State of
         --------------------------------------------

In and for the County of
                         -------------------
My Commission expires
                      ----------------------

                                                                     Exhibit (p)


                               CLIPPER FUNDS TRUST
                        PACIFIC FINANCIAL RESEARCH, INC.
             CODE OF ETHICS AND POLICY STATEMENT ON INSIDER TRADING

                                  _______, 2005

I.       PERSONAL SECURITIES TRANSACTION POLICY

         A.       PREAMBLE

         Pacific Financial Research, Inc. ("PFR") serves as the investment adviser to the Clipper Fund and Clipper All Equity Fund series (each, a "Fund" and collectively, the "Funds") of Clipper Funds Trust (the "Trust") and various separately managed accounts (together with the Trust, the "Advisory Clients").(1) This Code of Ethics (the "Code") is being adopted by the Trust and PFR in compliance with the requirements of Rule 17j-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and Sections 204A and 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), specifically Rule 204A-1 thereunder, to effectuate the purposes and objectives of those provisions. These provisions make it unlawful for Access Persons (defined below), including any employee, officer or director of either the Trust or PFR, in connection with the purchase or sale by such person of a security held or to be acquired by an Advisory Client:(2)

         1.       To employ a device, scheme or artifice to defraud the Advisory
                  Client;

         2. To make to the Advisory Client any untrue statement of a material fact or omit to state to the Advisory Client a material fact necessary in order to make the statements made, in light of the circumstances in which they are made, not misleading;

         3. To engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon the Advisory Client; or

         4. To engage in a manipulative practice with respect to the Advisory Client.

         This Code is predicated on the principle that PFR owes a fiduciary duty to its Advisory Clients. As a fiduciary, PFR, at all times, must serve in its Advisory Clients' best


------------
(1) PFR also serves as sub-adviser to several open-end investment companies, each of which is also an Advisory Client.

(2) A security is deemed to be "held or to be acquired" if within the most recent fifteen (15) days it (i) is or has been held by an Advisory Client, or
(ii) is being or has been considered by PFR for purchase by the Advisory Client.

interests and comply with all applicable provisions of the federal securities laws.(3) In this connection, PFR's employees must avoid activities, interests, and relationships that run contrary to the best interests of Advisory Clients, whether as a result of a possible conflict of interest, the improper use of confidential information, diversion of an investment opportunity, or other impropriety with respect to dealing with or acting on behalf of an Advisory Client. Although no written code can take the place of personal integrity, the following, in addition to common sense and sound judgment, should serve as a guide to the minimum standards of proper conduct.

         B.       DEFINITIONS

"Access Person" means any director, officer, employee, or Advisory Person (as defined below) of the Trust or of PFR, their spouses or their immediate families.(4)

"Advisory Person" means any director, officer, or employee of the Trust or of PFR (or of any company in a control(5) relationship to the Trust or PFR) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding, the purchase or sale of Covered Securities by an Advisory Client, or whose functions relate to the making of any recommendations with respect to such purchases or sales. All employees, officers and directors of PFR are considered to be Advisory Persons. In addition, Advisory Person means any natural person in a control relationship to the Trust or PFR who obtains information concerning recommendations made to an Advisory Client with regard to the purchase or sale of Covered Securities.(6)


------------
(3) "Federal securities laws" means the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, and any rules adopted by the U.S. Securities and Exchange Commission under any of these statutes, the Bank Secrecy Act as it applies to mutual funds and investment advisers, and any rules adopted thereunder by the Commission or the Department of the Treasury.

(4) Immediate family includes your spouse, children and/or stepchildren and other relatives who live with you if you contribute to their financial support.

(5) For purposes of this Code, "control" has the same meaning as it does under
Section 2(a)(9) of the Investment Company Act.

(6) PFR is a wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("Old Mutual"). Accordingly, Old Mutual is in a control relationship to PFR. This notwithstanding, under the organizational structure of Old Mutual, PFR maintains separate offices, independent operations and autonomy when making investment decisions. In this regard, officers, directors, or employees of Old Mutual do not, in connection with their regular functions or duties, make, participate in, or obtain information regarding, the purchase or sale of Covered Securities by an Advisory Client, nor do their functions relate to the making of any recommendations with respect to such purchases or sales, nor do they obtain knowledge concerning recommendations made to any Advisory Client with regard to the purchase or sale of Covered Securities. In view of these circumstances, officers, directors, or employees of Old Mutual are neither Access Persons nor Advisory Persons as defined in this Code.

"Automatic Investment Plan" means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An Automatic Investment Plan includes a dividend reinvestment plan.

A security is "being considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made and communicated, which includes when an Advisory Client has a pending "buy" or "sell" order with respect to a security, and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation. "Purchase or sale of a security" includes the writing, purchasing or selling of an option to purchase or sell a security.

"Beneficial ownership" shall be as defined in, and interpreted in the same manner as it would be in determining whether a person is subject to the provisions of, Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder which, generally speaking, encompass those situations where the beneficial owner has the right to enjoy some economic benefit from the ownership of the security. A person is normally regarded as the beneficial owner of securities held in the name of his or her spouse or minor children living in his or her household.

"Chief Compliance Officer" is the person responsible for, among other things, the development of the supervisory procedures for the prevention and detection of insider trading and the reporting and certification requirements set forth in this Code. PFR's Chief Compliance Officer is its Corporate Counsel, who also serves as the Trust's Chief Compliance Officer, subject to the continuing approval of the Trust's Board of Trustees (the "Board").

"Covered Security" means a security as defined in Section 202(a)(18) of the Advisers Act and Section 2(a)(36) of the Investment Company Act, except that it does not include: (i) direct obligations of the Government of the United States;
(ii) bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (maturity of less than 366 days at issuance and rated in one of the two highest rating categories by a nationally recognized statistical rating organization), and repurchase agreements; (iii) shares issued by money market funds; and (iv) shares issued by open-end funds other than Reportable Funds. Any question as to whether a particular investment constitutes a "security" should be referred to the Chief Compliance Officer.

A security is "eligible for purchase" by an Advisory Client if its market capitalization, at the time of purchase, is $5 billion or greater.

"Employee-Related Account" means an account for any of the following persons:
(i) the employee, (ii) the employee's spouse, (iii) the employee's minor child or children, (iv) any other relative of the employee or the employee's spouse sharing the same home as the employee, and (v) an entity or individual for whom/which the employee acts as general partner / managing member, trustee, executor or agent.

"Fund" means the Clipper Fund or Clipper All Equity Fund series of Clipper Funds Trust, an open-end investment company registered under the Investment Company Act.

"Independent Trustee" means a trustee of the Trust who is not affiliated with PFR and who does not otherwise meet the definition of "interested person" of the Trust under Section 2(a)(19) of the Investment Company Act.

"Reportable Fund" means any open-end fund for which PFR serves as an investment adviser as defined in Section 2(a)(20) of the Investment Company Act or any open-end fund whose investment adviser or principal underwriter controls PFR, is controlled by PFR, or is under common control with PFR.

"Trust" means Clipper Funds Trust, an open-end investment company registered under the Investment Company Act.

         C.       PROHIBITED TRANSACTIONS

         1.       No Access Person shall:

                  (a) engage in any act, practice or course of conduct, which would violate the provisions of Rules 17j-1 and 204A-1 set forth above;

                  (b) purchase or sell, directly or indirectly, any security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his or her actual knowledge at the time of such purchase or sale:

                           (1) is being considered for purchase or sale for
                               Advisory Clients, or

                           (2) is being purchased or sold for Advisory Clients;
                               or

                  (c) disclose to other persons the portfolio holdings of Advisory Clients, except as expressly permitted by PFR and the Trust's joint POLICY ON DISCLOSURE OF PORTFOLIO HOLDINGS.(7)

                  (d) acquire any securities in an initial public offering, in order to preclude any possibility of such person profiting from his or her position with PFR or the Trust.

                  (e) purchase any securities in a private placement, without prior approval of the Chief Compliance Officer. Any person authorized to purchase securities in a private placement shall disclose that investment when such person plays a part in any subsequent consideration of an investment in the issuer. In such circumstances, PFR's decision to

------------
(7) PFR recognizes that this prohibition is rooted in the fiduciary principle that information concerning the identity of security holdings and financial circumstances of its Advisory Clients is confidential.

                           purchase securities of the issuer shall be subject to independent review by investment personnel with no personal interest in the issuer.

                  (f) "front-run" any Advisory Client, which is a practice generally understood to be employees personally trading ahead of or in anticipation of client orders.

         2.       No Advisory Person shall:

                  (a) accept any gift, service, or other gratuity (other than those having a value of not more than $100 per annum per entity) from any person or entity that does business with or on behalf of PFR or that is seeking to conduct business with or on behalf of PFR. However, Advisory Persons may accept an invitation to a business entertainment event such as dinner or a sporting event, of reasonable value, as long as such attendance is neither so frequent nor so extensive as to raise any question of propriety, and the person or entity providing the entertainment is present; similarly, Advisory Persons should not offer gifts, favors, entertainment or other things of value that could be viewed as extravagant, overly generous, aimed at influencing decision-making or making an Advisory Client feel beholden to the firm or the Advisory Person.

                           The Chief Compliance Officer shall maintain a log of gifts received and business entertainment events attended (including lunches, dinners, cocktail parties, etc.) (Exhibit A attached). It is each Advisory Person's responsibility to inform the Chief Compliance Officer (or her designee) prior to attending any such event, when practicable; if not, promptly thereafter. The log shall set forth the following information: (i) the date of the event,
                           (ii) the nature of the event, (iii) the entity sponsoring or paying for the event, and (iv) except for industry conferences sponsored by entities that do business with or on behalf of PFR, the approximate value thereof (per person).

                           In connection with attending conferences sponsored by entities that do business with or on behalf of PFR, Advisory Persons need not separately report entertainment provided as part of such conferences so long as such entertainment is available to all conference participants. Advisory Persons need only report the date(s) of the conference and the sponsoring entity for purposes of the above-referenced event log.

                  (b) profit in the purchase and sale, or sale and purchase, of the same (or equivalent) Covered Securities within sixty (60) calendar days. Trades made in violation of this prohibition should be unwound, if possible. Otherwise, any profits realized on such short-term trades shall be subject to disgorgement to a charity specified by such

                           Advisory Person, with the exception of trades in shares of a Fund, in which case any profits realized shall be subject to disgorgement to such Fund.

                  (c)      trade opposite of PFR recommendations for Advisory
                           Clients.

                  (d) serve on the board of directors of any publicly traded company absent prior determination by the Board of Directors of PFR and the Board of Trustees of the Trust that such board service would not be inconsistent with the interests of the Trust, its shareholders, or any other Advisory Client.

         D.       EXEMPTED TRANSACTIONS

         The prohibitions of Subparagraphs C.1.(b) and C.2.(b) shall not apply to:

         1. purchases or sales effected in any account over which the Access Person or Advisory Person, as applicable, has no direct or indirect influence or control;

         2. purchases or sales which are non-volitional on the part of the Access Person, Advisory Person or Advisory Client, as applicable;

         3.       transactions which are part of an Automatic Investment Plan;

         4. purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

         5. purchases or sales of securities which are not eligible for purchase by Advisory Clients and which are not related economically to securities purchased, sold or held by Advisory Clients; provided, however, that the provisions of Subparagraph C.2.(b) shall apply to purchases or sales of shares of the Funds; in addition, the provisions of Subparagraphs C.1.(b) and C.2.(b) shall apply to any Covered Security which, at the time purchased for Advisory Clients, had a market capitalization of $5 billion or greater, but due to a subsequent price decline, is currently under the $5 billion threshold;

         6. purchases or sales of Covered Securities that resulted from a rebalance of an Advisory Client's account and not as a result of block trade;(8) and

         7. transactions which appear upon reasonable inquiry and investigation to present no reasonable likelihood of harm to any Advisory Client and which are otherwise in accordance with Rules 17j-1 and 204A-1; as determined by the Chief Compliance Officer taking into consideration the nature of the

------------
(8) Such rebalances result from unsolicited instructions from Advisory Clients about which the Access Person or Advisory Person, as applicable, neither knew nor had reason to know, e.g., a deposit or withdrawal that is not of a regular nature.

                  security, the amount and nature of transactions by any Advisory Client(s), the proposed amount and nature of the transactions by the Access Person or Advisory Person, as applicable, the current and normal market activity in the subject security, and such other factors as are relevant to such determinations. Such exemption determinations may be made by standing order of the Chief Compliance Officer or on a case-by-case basis as the circumstances require. Any such exemption determination must be memorialized in writing.

         E.       COMPLIANCE PROCEDURES

         1. Pre-clearance. All Advisory Persons shall receive prior written approval(9) from the Chief Compliance Officer before purchasing or selling Covered Securities.(10) Prior to approval of a transaction by the Chief Compliance Officer, one of the two members of the Investment Staff assigned to the relevant industry/sector shall indicate whether the security is being considered for purchase or sale for any Advisory Clients.(11) In addition, prior to approving a purchase or sale of a Covered Security which, at the time of pre-clearance, is held by one or more Advisory Clients, the Chief Compliance Officer shall confirm with PFR's Trading department whether there are any pending or planned orders for Advisory Clients in such security. A member of PFR's Trading department shall initial the pre-clearance approval form (discussed below) if no such transactions are planned or pending.

                  Pre-clearance approval for Covered Securities shall be made on the form attached as Exhibit B and shall indicate the time of signature of the authorizing individual (i.e., the Chief Compliance Officer or, in her absence, the Chief Operations Officer, or, in the absence of both the Chief Compliance Officer and the Chief Operations Officer, the member of the Investment Staff responsible for overseeing PFR's Trading department).

                  In connection with Reportable Funds, pre-clearance approval shall be made on the form attached as Exhibit C, and only requires approval by one authorizing individual.

                  In all cases, pre-clearance approval is only effective on the day in which the approval is granted.

                  However, purchases or sales of Covered Securities which, pursuant to Subparagraph D.5., are not eligible for purchase or sale by Advisory Clients,

------------
(9) In the event that the Advisory Person requesting pre-clearance is out of the office, telephonic approval is permissible provided that any such approval is documented in writing upon the Advisory Person's return to the office.

(10) The Chief Compliance Officer shall not pre-clear or approve any transactions in which she has a beneficial interest, but rather shall seek pre-clearance or approval of such transaction by the President of PFR.

(11)  The Investment Staff comprises all seven of PFR's principals.

                  do not require pre-clearance (such transactions, however, remain subject to all reporting requirements discussed below).

         2. Reporting Requirements. In order to provide PFR with information to enable it to determine with reasonable assurance any indications of scalping,(12) front-running, or the appearance of a conflict of interest with the trading by PFR Advisory Clients, all Access Persons shall submit the following reports in the forms attached hereto to the Chief Compliance Officer showing all transactions in Covered Securities in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

                  (a) Disclosure of Personal Holdings. All Access Persons shall disclose to the Chief Compliance Officer all holdings in Covered Securities within 10 days of becoming an Access Person (which must be current as of a date not more than 45 days before the report is submitted) (the "Initial Report")(13) and thereafter no later than each January 30th (which must be current as of a date not more than 45 days before submitting the report) (the "Annual Report"). Such reports shall be made on the forms attached as Exhibit D and Exhibit E, respectively, and shall include:

                           (1) The title, number of shares and principal amount of each Covered Security in which the Access Person has any direct or indirect beneficial ownership;

                           (2) The name of any broker, dealer or bank with whom the Access Person maintains an account in which securities are held for the direct or indirect benefit of the Access Person; and

                           (3) The date that the report is submitted by the Access Person.

                  (b) Quarterly Reporting Requirements. Except as provided in Subparagraphs E.3. and E.7. of this Section, Access Persons shall report transactions in any Covered Security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security. Reports required to be made under this Subparagraph shall be made not later than 30 days after the end of the calendar quarter in which the transaction to which the

------------
(12) Scalping occurs when an employee purchases securities for clients for the sole purpose of increasing the value of the same securities held in such employee's personal accounts.

(13) The Initial Report of Personal Holdings (Exhibit D hereto) shall include such Access Person's initial certification that they have received, read, and understood the Code and that they agree to comply with the terms thereof.

                           report relates was effected and shall contain the following information:(14)

                           (1) The date of the transaction, the title and the number of shares, and the principal amount of each security involved;

                           (2) The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                           (3)      The price at which the transaction was
                                    effected;

                           (4) The name of the broker, dealer or bank with or through whom the transaction was effected; and

                           (5) The date that the report is submitted by the Access Person.

                  With respect to any account established by the Access Person in which any Covered Securities were held during the quarter for the direct or indirect benefit of the Access Person:

                           (1) The name of the broker, dealer or bank with whom the Access Person established the account;

                           (2)      The date that the account was established;
                                    and

                           (3) The date that the report is submitted by the Access Person.

                  Reports made under this Subparagraph shall be accompanied by the form attached hereto as Exhibit F.

                  Employees are reminded that they must also report transactions by members of their immediate family including spouse, children and other members of the household in accounts over which the employee has a direct or indirect influence or control.

         3. Each Independent Trustee of the Trust need only report a transaction in a Covered Security if such Trustee, at the time of the transaction knew, or, in the ordinary course of fulfilling his official duties as a Trustee, should have known that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security is or was purchased or sold by the Trust or is or was being considered for purchase or sale by the Trust; provided, however, that this Subparagraph shall not apply to transactions in shares of the Funds.

------------
(14) All Access Persons shall be required to submit a report for all periods, including those periods in which no securities transactions were effected (i.e., negative reporting).

         4. With respect to any account in which an Access Person holds any Covered Securities for his or her direct or indirect benefit, Access Persons shall direct their broker-dealers to send to the Chief Compliance Officer duplicate broker trade confirmations and account statements which shall be received, at a minimum, no later than 30 days after the end of each calendar quarter. A form brokerage letter is attached to this policy as Exhibit G.

         5. The Chief Compliance Officer shall notify each Access Person that he or she is subject to these reporting requirements, and shall provide Access Persons with any amendments to the Code.(15)

         6. Reports submitted to the Chief Compliance Officer pursuant to this Code shall be confidential and shall be provided only to the Trustees of the Trust, Trust counsel, the U.S. Securities and Exchange Commission or other regulatory bodies, and other third parties pursuant to applicable law.

         7. Exceptions from Reporting Requirements. Access Persons need not make a report under this Section with respect to (i) transactions effected for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control, and (ii) transactions effected pursuant to an Automatic Investment Plan.

         8. Certification of Compliance with Code of Ethics. Every Access Person shall certify annually that:

                  (a) He or she has read and understand the Code and recognizes that he or she is subject thereto;

                  (b) He or she has complied with the requirements of the Code; and

                  (c) He or she has reported all personal securities transactions required to be reported pursuant to the requirements of the Code.

                  This certification shall be contained in the Annual Report of Personal Holdings described in Subparagraph E.2.(a) of this Section (Exhibit E hereto).

         F.       IMPLEMENTATION; REVIEW; SANCTIONS

         1. Implementation and Review. The Chief Compliance Officer will have primary responsibility for enforcing the Code. Access Persons are required to promptly report any violations of the Code to the Chief Compliance

------------
(15) In connection with the adoption of this revised Code, each Access Person, other than the Independent Trustees, shall certify in writing within 15 calendar days of its adoption, that they have received, read, and understood the revised Code and that they agree to comply with the terms thereof. Similarly, with respect to any subsequent amendments to the Code, Access Persons will be required to execute corresponding certifications.

                  Officer. Enforcement of the Code includes reviewing the transaction reports and assessing whether Access Persons followed all required internal procedures (e.g., pre-clearance). In this connection, the Chief Compliance Officer (or her designee) periodically will compare reports of personal securities transactions with completed and contemplated Advisory Client transactions to determine whether noncompliance with the Code or other applicable trading procedures may have occurred. Access Persons should note that technical compliance with the Code's procedures does not automatically insulate from scrutiny trades which show a pattern of abuse of an Access Person's fiduciary duties to all Advisory Clients.

         2. Sanctions. If a violation of this Code occurs or a preliminary determination is made that a violation may have occurred, a report of the alleged violation shall be made to the Trust's Board and to PFR's Compliance Oversight Committee. Sanctions for violation of the Code may include any or all of the following: (a) a letter of censure, (b) temporary or permanent suspension of trading for any Employee-Related Account, (c) disgorgement of profit to a charity specified by the Access Person, (d) a monetary fine, and/or (e) any other sanction deemed appropriate by the Trust's Board and PFR's Compliance Oversight Committee.

         G.       REPORTS TO THE TRUST'S BOARD OF TRUSTEES

         1. On a quarterly basis, the Chief Compliance Officer shall report to the Board all apparent violations of this Code and the reporting requirements thereunder. The Board shall consider reports made to the Board hereunder and shall determine whether or not the sanctions imposed, if any, were reasonable under the circumstances.

         2. On an annual basis, the Chief Compliance Officer shall prepare a report relating to this Code for the Board and such report shall:

                  (a) Summarize existing procedures concerning personal investing and any changes in the procedures made during the past year;

                  (b) Identify any recommended changes in the existing restrictions or procedures based upon the Trust's experience under its Code, evolving industry practices or developments in applicable laws or regulations; and

                  (c) Include a Certification that PFR and the Trust have adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

         3. Upon discovering a violation of the Code of Ethics, the Board of Trustees may impose such sanctions as they deem appropriate, including, among other things, a letter of censure or suspension or termination of the employment of the violator.

         H.       RETENTION OF RECORDS

         This Code of Ethics; a list of all persons required to make reports and review reports hereunder from time to time, as shall be updated by the Chief Compliance Officer; a copy of each report made by an Access Person hereunder; each memorandum made by the Chief Compliance Officer hereunder and a record of any violation hereof and any action taken as a result of such violation; and all other records required under Rules 17j-1 and 204A-1 shall be maintained by PFR and the Trust as required under those provisions.

         I.       TEMPORARY EXEMPTION FROM CODE APPLICATION

         Employees of PFR on approved leaves of absence (e.g., maternity leave) may not be subject to the pre-clearance and reporting provisions of the Code, provided that they meet the following requirements:

         1. They do not participate in, obtain information with respect to, or make recommendations as to, the purchase and sale of securities on behalf of any Advisory Client;

         2. They do not have access to information regarding the day-to-day investment activities of the firm;

         3. They do not devote significant time to the activities of the firm; and


         4. The Chief Compliance Officer approves such an exemption in writing.(16)


II.               POLICY STATEMENT ON INSIDER TRADING

         A.       INTRODUCTION

         Section 204A of the Advisers Act requires every investment adviser to establish, maintain, and enforce written policies and procedures reasonably designed, taking into consideration the nature of such investment adviser's business, to prevent the misuse of material, nonpublic information by such investment adviser or any person associated with such investment adviser. In accordance with Section 204A, PFR has instituted procedures to prevent the misuse of nonpublic information.

         Although "insider trading" is not defined in securities laws, it is generally thought to be described as trading either personally or on behalf of others on the basis of material non-public information or communicating material non-public information to others in violation of the law. In the past, securities laws have been interpreted to prohibit the following activities:

------------
(16) In the event the person seeking such exemption is the Chief Compliance Officer, the President must approve the exemption in writing.

         o Trading by an insider while in possession of material non-public information; or

         o Trading by a non-insider while in possession of material non-public information, where the information was disclosed to the non-insider in violation of an insider's duty to keep it confidential; or

         o Communicating material non-public information to others in breach of a fiduciary duty.

PFR's Insider Trading Policy applies to all of its employees. Any questions should be directed to the Chief Compliance Officer.

         B.       WHOM DOES THE POLICY COVER?

         This policy covers all of PFR's employees ("Covered Persons") as well as any transactions in any securities participated in by family members, trusts or corporations directly or indirectly controlled by such persons. In addition, the policy applies to transactions engaged in by any corporation in which the Covered Person is an officer, director or 10% or greater stockholder and any partnership of which the Covered Person is a partner unless the Covered Person has no direct or indirect control over the partnership.

         C.       WHAT INFORMATION IS MATERIAL?

         Individuals may not be held liable for trading on inside information unless the information is material. "Material information" is generally defined as information for which there is a substantial likelihood that an investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities.

         Advance knowledge of the following types of information is generally regarded as "material":

         o  Dividend or earnings announcements

         o  Write-downs or write-offs of assets

         o  Additions to reserves for bad debts or contingent liabilities

         o  Expansion or curtailment of company or major division operations

         o  Merger or joint venture announcements

         o  New product/service announcements

         o  Discovery or research developments

         o  Criminal, civil and government investigations and indictments

         o  Pending labor disputes

         o  Debt service or liquidity problems

         o  Bankruptcy or insolvency problems

         o  Tender offers, stock repurchase plans, etc.

         o  Recapitalization

         Information provided by a company could be material because of its expected effect on a particular class of a company's securities, all of the company's securities, the securities of another company, or the securities of several companies. The misuse of material non-public information applies to all types of securities, including equity, debt, commercial paper, government securities and options.

         Material information does not have to relate to a company's business. For example, material information about the contents of an upcoming newspaper column may affect the price of a security, and therefore be considered material.

         D.       WHAT INFORMATION IS NON-PUBLIC?

         In order for issues concerning insider trading to arise, information must not only be material, but also non-public. "Non-public" information generally means information that has not been available to the investing public.

         Once material, non-public information has been effectively distributed to the investing public, it is no longer classified as material, non-public information. However, the distribution of non-public information must occur through commonly recognized channels for the classification to change (e.g., Reuters, The Wall Street Journal or other publications of general circulation). In addition, the information must not only be publicly disclosed, there must be adequate time for the public to receive and digest the information. Lastly, non-public information does not change to public information solely by selective dissemination.

         PFR's employees must be aware that even where there is no expectation of confidentiality, a person may become an insider upon receiving material, non-public information. Whether the "tip" made to the employee makes him/her a "tippee" depends on whether the corporate insider expects to benefit personally, either directly or indirectly, from the disclosure.

         The "benefit" is not limited to a present or future monetary gain; it could be a reputational benefit or an expectation of a quid pro quo from the recipient by a gift of the information. Employees may also become insiders or tippees if they obtain material, non-public information by happenstance, at social gatherings, by overhearing conversations, etc.

         E.       PENALTIES FOR TRADING ON INSIDER INFORMATION

         Severe penalties exist for firms and individuals that engage in the act of insider trading, including civil injunctions, treble damages, disgorgement of profits and jail sentences. Further, fines for individuals and firms found guilty of insider trading are levied in amounts up to three times the profit gained or loss avoided, and up to the greater of $1,000,000 or three times the profit gained or loss avoided, respectively.

         F. PROCEDURES TO FOLLOW IF AN EMPLOYEE BELIEVES THAT HE/SHE POSSESSES MATERIAL, NON-PUBLIC INFORMATION

         If an employee has questions as to whether they are in possession of material, non-public information, they must inform the Chief Compliance Officer and Chief Executive Officer as soon as possible. From this point, the employee, Chief Compliance Officer and Chief Executive Officer (or his designee) will conduct research to determine if the information is likely to be considered important to investors in making investment decisions, and whether the information has been publicly disseminated.

         Given the severe penalties imposed on individuals and firms engaging in insider trading, employees:

         o Shall not trade the securities of any company in which they are deemed insiders who may possess material, non-public information about the company.

         o Shall not engage in securities transactions of any company, except in accordance with PFR's Personal Securities Transaction Policy and the securities laws.

         o Shall submit personal security trading reports in accordance with the Personal Security Transaction Policy.

         o Shall not discuss any potentially material, non-public information with colleagues, except as specifically required by their positions.

         o Shall immediately report the potential receipt of non-public information to the Chief Compliance Officer and Chief Executive Officer (or his designee).

         o Shall not proceed with any research, trading, etc. until the Chief Compliance Officer and Chief Executive Officer (or his designee) inform the employee of the appropriate course of action.


INITIAL ADOPTION:           _______, 2005

EXHIBIT A


                                                 GIFT & ENTERTAINMENT LOG


------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
    Employee Name            Description of Gift/Event:          Value              Estimated or                Date
                            what, where, from whom, etc.                              Actual?
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------
------------------------ ---------------------------------- --------------- ---------------------------- ---------------------

EXHIBIT B

                       PERSONAL TRADING PRE-CLEARANCE FORM


This pre-clearance form documents that the proposed transaction is not a conflicting transaction. Pre-clearance must be granted prior to placing a trade, and is only good for the day of the approval.



1.   Buy _______________                    Sell     _______________


2.   Security     ___________________________________________________


3.   Common Stock  ________  Option ________  Debt _________ Other _____________


4.   Symbol       ________________________


5.   Number of Shares/Contracts/Principal Amount     _____________________


6.   Brokerage Account Number  _____________  Broker / Custodian  ______________


By signing below, the individual verifies that he or she has no inside information or other actual knowledge pertaining to the proposed transaction that constitutes a violation of the Code of Ethics or the federal securities laws.


Print Name: __________________________________________


Signature:  __________________________________________   _______________
                                                              Date


By signing below, one of the two members of the Investment Staff assigned to the relevant industry/sector verifies that the proposed transaction is not, as of the date of such proposed transaction, being purchased or sold or being considered for purchase or sale for any Advisory Clients.

Print Name: __________________________________________


Signature:  __________________________________________   _______________
                                                              Date

The signature of the Chief Compliance Officer (or her designee) below indicates that the proposed transaction has been approved in reliance on the representations made herein.


Signature:  __________________________________________   _______________
            Leora R. Weiner (or her designee)                 Date

Time:       _____________________ a.m. / p.m.

EXHIBIT C

                       PERSONAL TRADING PRE-CLEARANCE FORM

                                REPORTABLE FUNDS



This pre-clearance form documents that the proposed transaction is not a conflicting transaction. Pre-clearance must be granted prior to placing a trade, and is only good for the day of the approval.



1.   Buy _______________   Sell     _______________


2.   Fund  ___________________________________________________


3.   Symbol  ________________________


4.   Number of Shares/Contracts/Principal Amount  _____________________

5.   If NOT held direct:


     Brokerage Account Number  ___________  Broker / Custodian ________________


By signing below, the individual verifies that he or she has no inside information or other actual knowledge pertaining to the proposed transaction that constitutes a violation of the Code of Ethics or the federal securities laws.


Print Name: __________________________________________


Signature:  __________________________________________   _______________


The signature of the Chief Compliance Officer (or her designee) below indicates that the proposed transaction has been approved in reliance on the representations made herein.



Signature:  __________________________________________   _______________
            Leora R. Weiner (or her designee)                 Date


NOTE: For purposes of purchases/sales of affiliated fund shares, if your account is held at the Transfer Agent, the pre-clearance date is the date that you send your order to BFDS.

EXHIBIT D

                             INITIAL HOLDINGS REPORT


Date of Employment:  __________________________________       (month/day/year)

The following is a list of current holdings (and all accounts in which securities were held for my direct or indirect benefit) as of a date not more than 45 days prior to the date I became an Access Person, as defined in the Code of Ethics. Please note that ALL accounts must be listed (including accounts holding "Non-Covered Securities").

If you have no holdings, write "none." Similarly, if you have no brokerage and/or custodial accounts, write "none." In lieu of completing the schedule below, you may attach copies of brokerage / custodial statements if such statements contain all information required by paragraph E.2(a) of Section I of the Code.

---------------------- --------------- ------------------- ---------------- ---------------------- ----------------------------
       SECURITY             TYPE          TICKER/CUSIP         SHARES          PRINCIPAL AMOUNT         BROKER / CUSTODIAN
                                                                                                         Account Number(s)
---------------------- --------------- ------------------- ---------------- ---------------------- ----------------------------

---------------------- --------------- ------------------- ---------------- ---------------------- ----------------------------

---------------------- --------------- ------------------- ---------------- ---------------------- ----------------------------

---------------------- --------------- ------------------- ---------------- ---------------------- ----------------------------

---------------------- --------------- ------------------- ---------------- ---------------------- ----------------------------

---------------------- --------------- ------------------- ---------------- ---------------------- ----------------------------

This report (i) excludes holdings with respect to securities held in accounts over which I have no direct or indirect influence or control, and (ii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the securities listed above.

INITIAL CERTIFICATION

In connection with the Code of Ethics for Clipper Funds Trust and Pacific Financial Research, Inc., adopted as of March 23, 2005, I certify as follows:

1.   I have received a copy of the Code;

2.   I have read and understand all provisions of the Code; and

3.   I agree to comply with the terms of the Code.


Date:    _____________    Signature:       ____________________________________

                          Print Name:      ____________________________________

EXHIBIT E

                             ANNUAL HOLDINGS REPORT

Initial / complete as appropriate:

______ The brokerage / custodial statements provided to the Chief Compliance Officer throughout this year list all current holdings, as of date which is no more than 45 days prior to the submission date of this Report.

OR

______ The attached schedule is a list of current holdings, as of date which is no more than 45 days prior to the submission date of this Report.

AND

Set forth below are all accounts in which securities were held for my direct or indirect benefit during the reporting period.

If you have no brokerage and/or custodial accounts, write "none."


------------------------------------------ ----------------------------------------------- -------------------------------------
    NAME OF BROKER, DEALER OR BANK                 BENEFICIAL OWNER(S) OF ACCOUNT                    ACCOUNT NUMBER
------------------------------------------ ----------------------------------------------- -------------------------------------

------------------------------------------ ----------------------------------------------- -------------------------------------

------------------------------------------ ----------------------------------------------- -------------------------------------

------------------------------------------ ----------------------------------------------- -------------------------------------

------------------------------------------ ----------------------------------------------- -------------------------------------

Please note that ALL accounts must be listed (including accounts holding "Non-Covered Securities").

This report (i) excludes holdings with respect to securities held in accounts over which I have no direct or indirect influence or control, and (ii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the securities listed above.

ANNUAL CERTIFICATION

1. I have read and understand the Code of Ethics and recognize that I am subject thereto.

2. I hereby certify that, during the year ended December 31, 20 , I have complied with the requirements of the Code and I have reported all securities transactions and gifts received required to be reported pursuant thereto.


Date:    _____________    Signature:       ____________________________________

                          Print Name:      ____________________________________

EXHIBIT F

                     QUARTERLY SECURITIES TRANSACTION REPORT


For the Calendar Quarter Ended: ______________  (month/day/year)

Initial / complete as appropriate:

______ During the above-referenced calendar quarter, the brokerage / custodial statements that have been provided to the Chief Compliance Officer list all transactions effected in securities of which I had or may be deemed to have had, or by reason of such transaction acquired, a direct or indirect Beneficial Ownership, and which are required to be reported pursuant to the Code of Ethics.

OR

______ I have effected no transactions in Covered Securities during the above-referenced calendar quarter.

AND

During the above-referenced calendar quarter, I have established on the dates indicated the following accounts in which securities were held during the quarter for my direct or indirect benefit. If none were opened, write "none."


-------------------------------------------------- ------------------------------------ -------------------- -----------------------
  BROKER, DEALER OR BANK THROUGH WHOM EFFECTED        BENEFICIAL OWNER(S) OF ACCOUNT       ACCOUNT NUMBER      DATE ACCOUNT OPENED
-------------------------------------------------- ------------------------------------ -------------------- -----------------------

-------------------------------------------------- ------------------------------------ -------------------- -----------------------

-------------------------------------------------- ------------------------------------ -------------------- -----------------------

-------------------------------------------------- ------------------------------------ -------------------- -----------------------

-------------------------------------------------- ------------------------------------ -------------------- -----------------------

Please note that ALL accounts must be listed (including accounts holding "Non-Covered Securities").

This report (i) excludes holdings with respect to which I had no direct or indirect influence or control, and (ii) is not an admission that I have or had any direct or indirect Beneficial Ownership in the securities listed above.


Date:  _____________    Signature:       _______________________________________

                        Print Name:      _______________________________________

Exhibit F


                           SAMPLE OF BROKERAGE LETTER


(DATE)

(NAME OF CUSTODIAN)
(ADDRESS)
(CITY, STATE ZIP)

Re:  Account No.        ___________________________________

     Account Name(s)    ___________________________________



Dear (NAME),

As of (DATE), please send to the person indicated below a duplicate confirmation of each transaction in the above named account and monthly brokerage account statements for the above named account.

Please mail the confirmations and account statements to:

         Pacific Financial Research, Inc.
         Attn: Leora R. Weiner, Esq.
         Chief Compliance Officer
         9601 Wilshire Blvd., Suite 800
         Beverly Hills, CA  90210

If you have any questions or concerns, please feel free to give me a call at
(310) 247-3939. Thank you for your immediate attention to this matter.

Sincerely,



(Name)


cc:      Leora R. Weiner

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Beverly Hills, and State of California, on the 22nd day of April, 2005.

                                                   CLIPPER FUNDS TRUST

                                                   By:      /s/ James H. Gipson
                                                            --------------------
                                                            James H. Gipson
                                                            Chairman and
                                                            President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following in the capacities and on the dates indicated.

NAME                          TITLE                               DATE

/s/ James H. Gipson           President and Chairman of the       April 22, 2005
-------------------           Board of Trustees
James H. Gipson               (Principal Executive Officer)


/s/ Michael Kromm             Treasurer                           April 22, 2005
-----------------             (Principal Accounting Officer)
Michael Kromm

/s/ F. Otis Booth, Jr.        Trustee                             April 22, 2005
----------------------
F. Otis Booth, Jr.

/s/ Lawrence P. McNamee       Trustee                             April 22, 2005
-----------------------
Lawrence P. McNamee

/s/ Norman B. Williamson      Trustee                             April 22, 2005
------------------------
Norman B. Williamson